OIL AND GAS ASSET PURCHASE AGREEMENT

DYNAMIC OIL & GAS, INC.

AND

SHELLBRIDGE OIL & GAS, INC.

MADE AS OF

July 20, 2005

OIL AND GAS ASSET PURCHASE AGREEMENT

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- iii -

12.15	Securities Disclosure	44
12.16	Electronic Execution	44

SCHEDULES

OIL AND GAS ASSET PURCHASE AGREEMENT

THIS AGREEMENT is made as of July 20, 2005

BETWEEN:

DYNAMIC OIL & GAS, INC., a corporation incorporated under the laws of the Province of British Columbia (the “Vendor”),

- and -

SHELLBRIDGE OIL & GAS, INC., a corporation incorporated under the laws of the Province of Alberta (the “Purchaser”).

          WHEREAS pursuant to the Arrangement (as defined herein) the Vendor desires to sell and the Purchaser desires to purchase all of the Vendor’s right, title, estate and interest in and to the Assets (as defined herein), upon and subject to the terms and conditions set out in this Agreement;

          NOW THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:

ARTICLE 1 - INTERPRETATION

1.01  Definitions

          In this Agreement, unless something in the subject matter or context is inconsistent therewith:

“AFE” means authorities for expenditure, mail ballots, cash calls or any other similar requests for approval received by the Vendor in relation to the Hydrocarbon Interests or the Tangibles Interests as set out in Schedule 5.02(E) .

“Abandonment and Reclamation Obligations” means all obligations respecting the abandonment of any of the Hydrocarbon Assets (including any associated closing, decommissioning, dismantling and removal of any foundations, structures or equipment in connection with such abandonment) and the restoration, remediation and reclamation of the surface or subsurface of the Lands and any land pooled or unitized therewith or otherwise associated with any activity on the Lands, all in compliance with applicable HSE Laws.

“Acclaim Agreement” means that certain 10-22 Settlement and General Conveyance Agreement dated May 31, 2005, among the Vendor, Sequoia Oil and Gas Ltd., Petrofund Corp. and Signalta Resources Limited (collectively as vendor) and Acclaim Processing Co. Ltd. (as purchaser).

“Acclaim Agreement Receivable” means the amount of receivable pursuant to the Acclaim Agreement (estimated to be $2,423,093).

“Accounting Firm” means Ernst & Young LLP.

“AcquisitionCo” means 0730008 B.C. Ltd., a body corporate incorporated under the laws of the Province of British Columbia.

“Adjustment Amount” has the meaning set out in Section 3.01.

“Affected Party” has the meaning set out in Section 3.05.

“Affiliate” has the meaning attributed thereto in the Business Corporations Act (Alberta).

“Agreement” means this agreement, including its recitals and schedules, as amended from time to time.

“Alberta Mineral Tax Appeals” means Alberta mineral tax appeals that have been filed by or on behalf of the Vendor prior to the Execution Date or for which filing was underway as at the Effective Time and that relate to the fiscal or calendar years 2001, 2002, 2003 and 2004.

“Applicable Law” means

(a)	any applicable domestic or foreign law including any statute, subordinate legislation or treaty, and

(b)	any applicable guideline, directive, rule, standard, requirement, policy, order, judgment, injunction, award or decree of a Governmental Authority whether or not having the force of law.

“Arrangement” means the arrangement under the provisions of Division 5 of Part 9 under the BCBCA on the terms and conditions set out in the Plan of Arrangement, as supplemented, modified or amended.

“Arrangement Agreement” means the arrangement agreement made effective as of July 20, 2005 among the Vendor, the Purchaser, Sequoia Oil & Gas Trust and AcquisitionCo.

“Assets” means, collectively, the Hydrocarbon Interests, the Tangibles Interests, the Miscellaneous Interests, the Miscellaneous Intangible Interests, the Miscellaneous Assets, Initial Funding Cash, the Acclaim Agreement Receivable and the Mineral Tax Receivable.

“Assumed Liabilities” has the meaning set out in Section 2.06(1) .

“Bank Debt” means the amount of the Vendor’s debt with the National Bank of Canada pursuant to a revolving, demand credit facility as of the Effective Time (estimated to be $21,375,000).

“Base Price” means the sum of $30,925,000.

“BCBCA” means the Business Corporations Act (British Columbia), S.B.C. 2002 c. 57, as amended, including the regulation promulgated thereunder as is in effect on the date hereof.

“BC Joint Venture Agreements” means all operating agreements forming part of the Title and Operating Documents governing the Hydrocarbon Assets located in the Province of British Columbia.

“BC Joint Venture Payables” means payables outstanding as at the Closing Date related to the BC Joint Venture Agreements.

“boe” means barrel of oil equivalent.

“Business Day” means a day other than Saturday, Sunday or any statutory holiday when banks are generally open for business in Calgary, Alberta for the transaction of banking business in the Province of Alberta.

“Charges” means the Vendor’s proportionate share of any costs and expenses incurred that are payable or accrued and that relate to the Hydrocarbon Assets including:

(a)	capital and operating costs;

(b)	costs payable under the Title and Operating Documents in the ordinary course of business;

(c)	costs of utilities and insurance;

(d)	directly chargeable salaries, wages and employee benefits;

(e)	Recoverable Overhead; and

(f)	property Taxes and other Taxes (other than income Taxes, and GST, if any, on the transactions contemplated by this Agreement), which are in each case attributable to the Hydrocarbon Assets.

“Closing” means the closing and consummation of the transactions contemplated by this Agreement.

“Closing Date” means 12:00 a.m. on the first Business Day following the date on which the Plan of Arrangement is filed.

“Defaulting Party” has the meaning set out in Section 3.05.

“Dynamic Transaction Costs” means the sum of the Financial Advisory Fee (as defined in the Arrangement Agreement), the Fairness Advisory Fee (as defined in the Arrangement Agreement) and all costs incurred by the Vendor that are associated with the Arrangement and the Arrangement Agreement and any agreements ancillary to the Arrangement Agreement or the Arrangement, including this Agreement, including costs of creating the Partnership (as defined in the Arrangement Agreement) and effecting the sale of the Non-exploration Assets (as defined in the Arrangement Agreement) by the Vendor to the Partnership (as defined in the Arrangement Agreement) pursuant to the Partnership Conveyance Agreement (as defined in the Arrangement Agreement) and all legal, accounting, tax, transfer agency, special committee of the Vendor’s board of directors, printing and mailing costs and, for greater certainty, excludes the Office Lease Payout Amount.

“Effective Time” means 12:00 a.m. on May 1, 2005.

“Environment” means the components of the earth and includes:

(a)	ambient air, land, surface and sub-surface strata, surface water and groundwater;

(b)	all layers of the atmosphere;

(c)	all organic and inorganic matter and living organisms; and

(d)	the interacting natural systems that include components referred to in subclauses (a) to (c).

“Environmental Liabilities” means all obligations, responsibilities, liabilities, costs and expenses of whatever kind and nature of the Vendor in respect of the Environment arising directly or indirectly from:

(a)

any activity, omission, event or circumstance relating to or caused by the Hydrocarbon Assets or operations thereon or related thereto including drilling, production, storage, use, construction, processing, treatment, stabilization, disposition, handling, transportation or Release of Hydrocarbon Substances or Hazardous Substances;

(b)	the non-compliance with, the breach of or any liability under, any applicable HSE Laws with respect to the Hydrocarbon Assets;

(c)

any order, notice of responsibility, directive (including requirements embodied in HSE Laws), injunction, judgment or similar act (including settlements) by any Governmental Authority arising out of or under HSE

Laws with respect to the Hydrocarbon Assets;

(d)

any impairment or damage to the Environment, including any Abandonment and Reclamation Obligations, and any other matters relating to surface, subsurface, air or groundwater contamination with respect to the Hydrocarbon Assets;

(e)

any obligations, responsibilities, liabilities, costs and expenses caused by, arising from, incurred in connection with or relating in any way to the existence of asbestos or lead based paint at, on or within the Hydrocarbon Assets, including any incidental contamination resulting therefrom; and

(f)

for greater certainty, any obligations, responsibilities, liabilities, costs and expenses in respect of the Hydrocarbon Assets caused by or resulting from (i) changes in, modifications to or amendments of HSE Laws that were in effect prior to the Effective Time, or (ii) HSE Laws promulgated, made or enacted on or after the Effective Time with respect to the foregoing.

“Execution Date” means the date upon which this Agreement is fully executed by the parties.

“Facilities” means all of the facilities used or useful in the production, processing, transmission or treatment of Hydrocarbon Substances such as pipelines, flow lines, gathering systems, batteries, and plants, including those facilities described in Schedule 1.01(A) .

“Final Adjustment Statement” has the meaning set out in Section 3.04(1) .

“GAAP” has the meaning set out in Section 1.05.

“General Conveyance” means the General Conveyance substantially in the form set out in Schedule 1.01(B) .

“Governmental Authority” means any domestic or foreign legislative, executive, judicial or administrative body or person having or purporting to have jurisdiction in the relevant circumstances.

“GST” means the goods and services tax provided for in the Excise Tax Act (Canada).

“Hazardous Substance” means any pollutants, contaminants, dangerous goods or substances, toxic, radioactive or hazardous substances or materials, asbestos, polychlorinated biphenyls, and includes any substance, material, chemical or waste that is prohibited, controlled or regulated by any Governmental Authority pursuant to HSE Laws.

“HSE Laws” means all Applicable Laws pertaining to or regulating pollution, protection of the Environment, health and safety of individuals, pipeline safety, natural resource damages, conservation of resources, wildlife, waste management, the use, storage, generation, production, treatment, emission, discharge, release, remediation, removal, disposal or transport or any other activity related to a Hazardous Substance, toxic waste or material, or any other environmental matter.

“Hydrocarbon Assets” means, collectively, the Hydrocarbon Interests, the Miscellaneous Interests and the Tangibles Interests.

“Hydrocarbon Interests” means all of the Vendor’s rights and interests in and in respect of the Leases, the Lands and the Title and Operating Documents (but only to the extent that the Title and Operating Documents pertain to the Lands), including, without limitation, the rights and interests set out in Schedule 1.01(C) .

“Hydrocarbon Substances” means petroleum, natural gas, natural gas liquids, crude oil, crude bitumen, synthetic crude oil and related hydrocarbons, and any other substances, whether gaseous, liquid or solid, and whether hydrocarbons or not, (including, sulphur) that might be produced in association therewith, or any of them, or any constituent of any of them.

“Indemnification Notice” has the meaning set out in Section 11.06.

“Indemnified Party” has the meaning set out in Section 11.06.

 “Indemnifying Party” has the meaning set out in Section 11.06.

 “Initial Adjustment Amount” has the meaning set out in Section 3.03.

“Initial Funding Cash” means an amount equal to the amount set forth in Section 2.04(e) payable on Closing by the Vendor to the Purchaser to provide the Purchaser with initial working capital.

“Interest Rate” means an annual rate of interest in an amount equal to the Prime Rate.

“Interim Period” means the period between the Effective Time and the Closing Date.

“Interim Operations Period” means the period between the close of business on the Execution Date and the completion of Closing.

“Lands” means the lands described in Schedule 1.01(C) , and, except as otherwise specified in that Schedule, includes all Hydrocarbon Substances located within or forming part of such lands, together with the right to explore for, win, take, remove, recover and own the same insofar as such rights are granted by the Leases.

“Leases” means, collectively, the various leases, licences and other documents of title set forth and described in Schedule 1.01(C) , by virtue of which the holder thereof is entitled to explore for, drill for, recover, remove or dispose of Hydrocarbon Substances within, upon or under the Lands (or any lands with which the same have been pooled or unitized), on the terms set forth therein, and includes all extensions and renewals thereof, replacements or substitutions therefor or further documents of title issued pursuant thereto, but only to the extent that they pertain to the Lands.

“Losses” means all damages, expenses, losses, interest, charges, assessments, fines and penalties, liabilities (whether accrued, actual, contingent, latent or otherwise) claims and demands of whatever nature or kind including all legal fees and costs on a solicitor and client basis, but excluding any liability for indirect or punitive damages or income Taxes.

“Miscellaneous Assets” means, other than Tangibles, the Office Lease, all furniture, computers and software owned by the Vendor and presently located in British Columbia or Saskatchewan and all software services contracts and all office equipment leases to which the Vendor is a party.

“Mineral Tax Appeals Receivable” means the amount of Alberta Mineral Tax Appeals receivable from the Province of Alberta (estimated to be $619,497).

“Miscellaneous Intangible Interests” means confidential ideas, trade secrets, know-how, methods, processes, technology, databases, general intangibles or other proprietary information, including all goodwill associated with the Assets.

“Miscellaneous Interests” means all of the rights and interests of the Vendor in all Hydrocarbon Assets including property, assets and rights pertaining to either the Hydrocarbon Interests or Tangibles Interests, including, without limitations, all of the rights and interests of the Vendor in:

(a)	the Title and Operating Documents;

(b)

all subsisting rights to enter upon, use and occupy the surface of any of the Lands (or any lands with which the Lands have been pooled or unitized) or any lands upon which any of the Tangibles are situate, or any lands to be traversed in order to gain access to any Lands or any Tangibles;

(c)	the Permits;

(d)	the well bores and downhole casing for all Wells; and

(e)	the Vendor’s Records.

“Net Dynamic Payables” means the amount of the Vendor’s net liabilities (amounts payable less amounts receivable determined in accordance with GAAP) excluding those amounts included in Sections 3.02(2)(b)(i),(ii),(iv), and 3.02(2)(c) as of the Effective Time (estimated to be $2,394,555).

“Office Lease” means the lease dated as of March 13, 2005 between SunLife Assurance Company of Canada and the Vendor.

“Office Lease Liabilities” means the lease obligations of the Vendor under the Office Lease, excluding the Office Lease Payout Amount.

“Office Lease Payout Amount” means the amount required to fully relieve the Vendor of any and all obligations related to the capital portion of the Office Lease (estimated to be $366,158).

“Operating Revenues” means all benefits and income of every kind and nature relating to the Hydrocarbon Assets, including

(a)

sales proceeds attributable to Hydrocarbon Substances produced from the Hydrocarbon Assets, net of royalties, excise, severance and production taxes, and marketing costs (which include for purposes of this definition, costs of gathering, treating, processing, compression and transportation), and

(b)

all other operating revenues attributable to the Hydrocarbon Assets, including producing, drilling and construction overhead receipts under operating agreements with third parties, but excluding refunds of Charges.

“Operations Penalties” means non-participation production penalties or interest forfeitures that have resulted or may or will result from the Vendor having elected not to participate or for failing to elect on a timely basis, in drilling, completion or other operations, pursuant to provisions of operating agreements applicable to the Hydrocarbon Assets.

“Permits” means all the permits, licences and approvals or other instruments required by any Governmental Authority or otherwise by the Applicable Laws in conjunction with the ownership, maintenance, operation or use of the Assets.

“Permitted Encumbrances” means:

(a)	the Royalty Burdens, production penalties and other encumbrances identified in Schedule 1.01(D) as encumbering the Hydrocarbon Interests;

(b)

easements, rights of way, servitudes and similar rights in land, including rights of way and servitudes for highways and other roads, railways, sewers, drains, gas and oil pipelines, gas and water mains, electric light, power, telephone, telegraph or cable television conduits, poles, wires and cables;

(c)

the rights reserved to or vested in any Governmental Authority by the terms of any lease, licence, grant or Permit forming part of the Hydrocarbon Assets, or by any statutory provision to terminate any such lease, licence, grant or Permit, or to require annual or other periodic payments as a condition of the continuance thereof;

(d)	the terms and conditions of the Title and Operating Documents including the requirement to pay any rentals or royalties to the grantor thereof to maintain the same in good standing;

(e)	the reservations, limitations, provisos and conditions in any original grant and transfers from the Crown of any of the Lands or interests therein and statutory exceptions to title;

(f)

liens securing the payment of Taxes or other Governmental Authority charges that are not due at the relevant time or the validity of which is being diligently contested in good faith by or on behalf of the Vendor;

(g)

undetermined or inchoate liens (including processors’, operators’, mechanics’, builders’, materialmen’s and similar liens) against the Hydrocarbon Assets arising in the ordinary course of business for the Vendor’s proportionate share of the costs and expenses of operation of the Hydrocarbon Assets, which costs and expenses are not due or delinquent at the relevant time;

(h)	Operations Penalties;

(i)

liens incurred, created or granted in the ordinary course of business to a public utility or Governmental Authority in connection with operations conducted with respect to the Hydrocarbon Assets, but only insofar as such liens relate to costs and expenses for which payment is not due;

(j)	Production Sales Contracts that can be terminated on 31 or less days’ notice without an early termination penalty or additional cost and those that are identified in Schedule 1.01(E); and

(k)	agreements and plans related to pooling or unitization.

“Person” includes an individual, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and Governmental Authorities.

“Plan of Arrangement” means the plan of arrangement substantially in the form set out in the Arrangement Agreement.

“Preferential Right Waiver” has the meaning set out in Section 6.03.

“Prime Rate” means an annual rate of interest equal to the annual rate of interest announced from time to time by main Calgary branch of National Bank of Canada as the reference rate in effect for determining interest rates on Canadian dollar commercial loans in Canada.

“Production Sales Contracts” means the contracts for the purchase and sale of any of the Vendor’s interest in Hydrocarbon Substances produced from or allocated to the Lands, including those described in Schedule 1.01(D) .

“Purchaser Indemnified Parties” has the meaning set out in Section 11.02.

“Purchase Price” has the meaning set out in Section 2.02.

“Purchaser’s Objection” has the meaning set out in Section 3.04(2) .

“Recoverable Overhead” means the amount payable to an operator in relation to any of the oil and gas assets of the Vendor pursuant to a joint operating agreement or similar agreement to compensate such operator for the general overhead and administrative expenses that it incurs in performing its responsibilities as operator.

“Release” means any unauthorized release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of Hazardous Substances into or through the Environment or into or out of any of the Hydrocarbon Assets that is not authorized under HSE Laws.

“Restricted Assets” means Hydrocarbon Assets that are subject to a right of first refusal or similar preferential right of purchase pursuant to which a third party is entitled to purchase or otherwise acquire such Hydrocarbon Assets, as a result of the Vendor having offered or agreed to sell such Hydrocarbon Assets to the Purchaser.

“Restricted Asset Value” has the meaning set out in Section 6.01.

“Royalty Burdens” means all lessor (Crown or freehold) royalties and gross or net overriding royalties affecting the Vendor’s interest in the Assets or any of them.

“Seismic” means the proprietary seismic data of the Vendor relating solely to the Hydrocarbon Assets.

“Severance Obligations” means the amount of severance or other employee termination costs incurred by the Vendor subsequent to the Effective Time as a result of the transactions pursuant to the Arrangement (estimated to be $1,773,650).

“Shellbridge Note” means the demand interest-free promissory note issued by the Purchaser in favour of the Vendor, having a principal amount equal to $30,925,000.

“Subject Instrument” has the meaning set out in Section 6.05(1) .

“Tangibles” means all tangible depreciable assets used or useful in connection with production, gathering, oil treatment, gas measurement, storage, oil transportation, water injection, removal or other operations relating to the Hydrocarbon Interests, the Leases or the Lands (or lands with which the same have been pooled or unitized), whether they are located within or upon the Lands (or lands with which the same have been pooled or unitized) or elsewhere, including the Facilities and all equipment located in or on the Wells, and all tangible depreciable assets that form part thereof, are appurtenant thereto or are used in connection therewith.

“Tangibles Interests” means all rights and interests of the Vendor in and in respect of the Tangibles.

“Tax Pools” has the meaning ascribed thereto in the Arrangement Agreement.

“Taxes” means all taxes, charges, fees, imposts, duties, levies, premiums, rates, withholdings or other assessments imposed by any Governmental Authority, and any interest, fines, penalties, charges or additions to tax attributable to or imposed on or with respect to any such assessment.

“Third Party Claim” has the meaning set out in Section 11.07(1) .

“Title and Operating Documents” means, in respect of any Hydrocarbon Interests, Tangibles, Lands or surface interests, all documents of title granting, reserving or conferring rights (including the Leases, the Permits and certificates of title), operating agreements, unit agreements, pooling agreements, royalty agreements, overriding royalty agreements, gross overriding royalty agreements, participation agreements, farmin and farmout agreements, purchase and sale agreements, assignments, trust declarations, net profits agreements, common stream agreements, gas and liquid sales agreements, agreements for the construction, ownership and operation of the Tangibles and gathering, transportation and processing agreements) or other agreements that relate to such Hydrocarbon Interests, Tangibles, Lands and surface interests or the ownership, operation or exploitation thereof.

“Trade Payable Related to BC Disputed Items” means the amount of the Vendor payables which are specifically payable due to claims made against the Vendor which have been incurred under or in relation to BC Joint Venture Agreements and remain unsettled as of the Effective Time determined in accordance with GAAP (estimated to be $4,569,335).

“Transfer Taxes” means all transfer, sales, use, GST, value added, and other similar Taxes.

“Vendor Indemnified Parties” has the meaning set out in Section 11.01.

“Vendor Information” means all information concerning the Vendor or its Affiliates or both, other than information that relates exclusively to the Assets and other than any such information that is available to the public on the Closing Date, or thereafter becomes available to the public, other than as a result of a breach of Section 12.01.

“Vendor’s Records” means all the Vendor’s books, records, files, reports, studies, maps, and logs pertaining to the Hydrocarbon Interests, the Leases, the Lands (or any lands with which the Lands have been pooled or unitized) or the Tangibles including the Seismic, but excluding any non-proprietary seismic, interpretive data, forecasts or reports.

“Vendor’s Review Period” has the meaning set out in Section 3.04(3) .

“Wells” means all producing, shut in, suspended, water source, injection, disposal and abandoned wells located on the Lands (or on lands with which the Lands have been pooled or unitized), including the wells described in Schedule 1.01(C) .

1.02  Headings

          The division of this Agreement into Articles and Sections and the insertion of a table of contents and headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections and Schedules are to Articles and Sections of and Schedules to this Agreement.

1.03  Extended Meanings

          In this Agreement words importing the singular number only include the plural and vice versa and words importing any gender include all genders. The term “including” means “including without limiting the generality of the foregoing”.

1.04  Statutory References

          In this Agreement, unless something in the subject matter or context is inconsistent therewith or unless otherwise herein provided, a reference to any statute is to that statute as now enacted or as the same may from time to time be amended or replaced and includes any regulation made thereunder.

1.05  Accounting Principles

          Wherever in this Agreement reference is made to a calculation to be made or an action to be taken in accordance with generally accepted accounting principles (“GAAP”), such reference will be deemed to be to the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor institute, applicable as at the date on which such calculation or action is made or taken or required to be made or taken.

1.06  Currency

          All references to currency herein are to lawful money of Canada.

1.07  Industry Terms

          Words and phrases that are not defined herein but that have a generally accepted meaning in the custom and usage of the oil and gas industry in Western Canada as at the Execution Date will be given such generally accepted meaning.

1.08  Knowledge

          For purposes of this Agreement, “knowledge”, when used in the phrase “the Vendor’s knowledge”, means, and will be limited to, the actual knowledge (without independent investigation), as of the Execution Date, of those senior officers of the Vendor who are responsible for the supervision of the subject matter of the applicable statement, representation or warranty, but does not include the knowledge of any other individual or any constructive, implied or imputed knowledge.

1.09  Schedules

          The following are the Schedules to this Agreement:

Schedule 1.01(A)	-	Facilities
Schedule 1.01(B)	-	Form of General Conveyance
Schedule 1.01(C)	-	Lands, Leases, Hydrocarbon Interests, Encumbrances and Wells
Schedule 1.01(D)	-	Production Sales Contracts
Schedule 5.02(E)	-	Outstanding AFE’s

Whenever any term or condition, whether express or implied, of any Schedule conflicts with or is at variance with any term or condition of the body of this Agreement, the latter will prevail.

ARTICLE 2 - PURCHASE AND SALE

2.01  Purchase and Sale of the Assets

          Upon and subject to the terms and conditions hereof, the Vendor hereby agrees to sell, assign, transfer, convey and set over to the Purchaser and the Purchaser hereby agrees to purchase from the Vendor, as of and with effect from the Closing Date, all of the right, title, benefit and interest of the Vendor (whether absolute or contingent, legal or beneficial) in and to the Assets.

2.02  Purchase Price

          The purchase price payable by the Purchaser to the Vendor for the Assets (the “Purchase Price”) will be the Base Price; plus or minus, as applicable, the adjustments set forth in Article 3.

2.03  Payment of the Purchase Price

          On the Closing Date, the Purchase Price will be paid by the Purchaser to the Vendor by: (i) the issuance to the Vendor of the Shellbridge Note (ii) if, applicable, a cash payment by the Vendor to the Purchaser for the amount representing the difference between the amount of the Shellbridge Note and the Purchase Price if the Shellbridge Note exceeds the Purchase Price; and (iii) if, applicable, a cash payment by the Purchaser to the Vendor for the amount representing the difference between the amount of the Shellbridge Note and the Purchase Price if the Purchase Price exceeds the Shellbridge Note.

2.04  Allocation of Base Price

          The Base Price will be allocated among the Assets as follows:

(a)	to the Tangibles Interests	$5,368,600
(b)	to the Miscellaneous Interests	$2,307,000
	(other than Seismic)
(c)	to the Seismic	$550,000
(d)	to the Hydrocarbon Interests	$21,474,398
(e)	to the Initial Funding Cash	$1,225,000
(f)	to the Miscellaneous Assets	$1
(g)	to the Miscellaneous Intangible	$1
	Interests
		$$30,925,000

The Vendor and the Purchaser must each complete all tax returns in a manner consistent with the final allocation and otherwise follow the final allocation for all tax purposes on and subsequent to the Closing Date and not take any position inconsistent with the final allocation. If such allocation is disputed by any taxation or other Governmental Authority, the party receiving notice of such dispute will promptly notify the other party and the parties will use their reasonable best efforts to sustain the final allocation. The parties will share information and cooperate to the extent reasonably necessary to permit the transactions contemplated by this Agreement to be properly, timely and consistently reported.

2.05  Goods and Services Tax

(a)

The Purchase Price is exclusive of any Transfer Taxes exigible in respect of the sale and purchase of the Assets. The Vendor and the Purchaser will on or before the Closing Date jointly execute an election, in prescribed form and containing the prescribed information, to have subsection 167(1.1) of the Excise Tax Act (Canada) apply to the sale and purchase of the Assets hereunder so that no tax is payable in respect of such sale and purchase under Part IX of the Excise Tax Act (Canada). At Closing, the Purchaser will file such election with the Minister of National Revenue within the time prescribed by the Excise Tax Act (Canada) to cause no GST to be exigible on the transfer of the Assets. The Purchaser shall pay and the Vendor shall remit any other Transfer Taxes (for greater certainty excluding GST) to the appropriate taxation authorities in accordance with Applicable Law. Each party represents that it will hold a valid GST registration account number on the Closing Date.

(b)

Subject to Section 2.05(a), the Purchaser shall be solely liable for any and all sales and similar Taxes imposed by provincial or federal legislation in respect of the purchase of the Assets pursuant hereto. If the Vendor, as agent for the Crown, is required to collect such Taxes, the Purchaser shall pay the aggregate amount of such Taxes to the Vendor at Closing. The Vendor shall remit such amount to the appropriate authorities in accordance with Applicable Law.

(c)

After Closing, the Purchaser shall be responsible for, and shall indemnify and save the Vendor harmless in respect of all amounts of Transfer Taxes (including, without limitation, interest and penalties assessed by any Governmental Authority) in respect of the purchase and sale of the Assets pursuant hereto which are in excess of the amounts collected by the Vendor from the Purchaser at Closing.

2.06  Assumed Liabilities

          (1)      On Closing, the Purchaser hereby, without any further action on the part of the Vendor or the Purchaser, assumes and agrees to perform and discharge each of the following obligations, responsibilities, liabilities, costs and expenses of whatever kind or nature (collectively, the “Assumed Liabilities”):

(a)	that accrue in connection with ownership or operation of the Hydrocarbon Assets on or after the Effective Time, including the terms of the Title and Operating Documents,

(b)

that have accrued or that accrue on or after the Closing Date in connection with the BC Joint Venture Agreements including, without limitation, the BC Joint Venture Payables which the parties understand have a net balance after deduction of receivables under the BC Joint Venture Agreements of $4,569,333 as at the Effective Time,

(c)

now existing or arising at any time before, on or after the Effective Time in respect of employment and term of service employment obligations of current and former employees and consultants of the Vendor whether or not such current or former employees of the Vendor were terminated in association with the Arrangement but excluding Severance Obligations paid by the Vendor that have been accounted for in calculating the Adjustment Amount,

(d)	that accrue in respect of the Miscellaneous Assets or in respect of any leases associated with any of the Assets on and after the Effective Time,

(e)	all Environmental Liabilities now existing or arising at any time before, on, or after the Effective Time, and

(f)	that accrue in connection with the Office Lease Liabilities on or after the Closing Date.

          (2)      The Vendor shall pay to the Purchaser at Closing cash in the amount equal to: (i) the amount of the BC Joint Venture Payables outstanding at Closing, less; (ii) the amount of the Acclaim Agreement Receivable outstanding at Closing, less; (iii) the amount of the Mineral Tax Appeals Receivable outstanding at Closing; and if the aforementioned determined amount is negative, the Purchaser shall pay such amount to the Vendor.

          (3)      In addition to the Purchaser's indemnities contained elsewhere in this Agreement, subject to Closing occurring, the Purchaser shall be solely liable for and shall, in addition, indemnify and hold harmless the Vendor and its Affiliates from and against all Losses of any kind that may be brought against or suffered by the Vendor or its Affiliates or that any of them may suffer, sustain, pay or incur, in each case, that are caused by, arise from, are incurred in connection with or relate in any way directly or indirectly to the Assumed Liabilities.

          (4)      In addition to any other provision for indemnification by the Purchaser contained in this Agreement, the Purchaser will indemnify and save harmless the Vendor from and against all Losses incurred by the Vendor directly or indirectly as a result of the Vendor not collecting or remitting any tax under Part IX of the Excise Tax Act (Canada) in respect of the sale of the Assets or because of the Purchaser’s failure to file the election referred to in Section 2.05(i) in a timely fashion.

ARTICLE 3 - ADJUSTMENT PROCEDURE

3.01  Adjustment Principles

          If Closing occurs, the Purchase Price shall be increased or decreased, as the case may be, by the value of the aggregate of the adjustment amounts determined in accordance with the provisions of Section 3.02 (the “Adjustment Amount”). The Adjustment Amount shall be paid by the Purchaser to the Vendor if the Adjustment Amount is a negative amount and shall be paid by the Vendor to the Purchaser if the Adjustment Amount is a positive amount. The Vendor and Purchaser acknowledge that the principles set forth in Section 3.02 shall apply in determining the Adjustment Amount. The adjustments pursuant to this Article 3 or elsewhere in this Agreement shall constitute an increase or decrease, as the case may be, to the Purchase Price and to the amount allocated to the Hydrocarbon Interests.

3.02  Determination of Adjustment Amount

          The Adjustment Amount shall consist of the following:

          (1)      All benefits, income, costs and expenses of every kind and nature whether accruing, payable or paid and received or receivable in respect of the Hydrocarbon Assets, including Operating Revenues and Charges, shall be adjusted between the Vendor and the Purchaser for the Interim Period in accordance with GAAP. Notwithstanding the generality of the foregoing, the Vendor and the Purchaser acknowledge that the following principles shall apply to adjustments made under this Section 3.02(1) :

(a)

Except as expressly provided in this Agreement: (i) the Vendor is entitled to all Operating Revenues attributable to the Hydrocarbon Assets during the period prior to the Effective Time and is responsible for (and entitled to any refunds with respect to) all Charges attributable to the Hydrocarbon Assets during the period prior to the Effective Time, and (ii) the Purchaser is entitled to all Operating Revenues attributable to the Hydrocarbon Assets during the period from and after the Effective Time and is responsible for (and entitled to any refunds with respect to) all Charges attributable to the Hydrocarbon Assets during the period from and after the Effective Time. The determination of whether Charges and Operating Revenues with respect to the Hydrocarbon Assets are attributable to periods before or after the Effective Time will be determined in accordance with GAAP.

(b)

All costs incurred in connection with work performed or goods and services provided in respect of the Hydrocarbon Assets will be deemed to have accrued as of the date the work was performed or the goods and services were provided regardless of the time those costs become payable.

(c)

Advances, cash calls and deposits by the Vendor for operations pertaining to the Hydrocarbon Assets will be adjusted under this Section 3.02(1), and will be transferred to, and be for the benefit of the Purchaser.

(d)

Adjustments in respect of production from the Hydrocarbon Assets shall be made in favour of the Vendor in respect of production beyond the wellhead at the Effective Time and in favour of the Purchaser in respect of all other production at and after the Effective Time.

(e)

All surface and mineral lease payments, drilling penalties under the Leases and all Taxes (except income Taxes and any taxes based upon the volume of produced Hydrocarbon Substances) shall be apportioned on a per diem basis during the Interim Period.

(f)

The Vendor will bear all Taxes, including sales Taxes, excise Taxes, severance or other production Taxes, ad valorem Taxes and any other federal, provincial, local or tribal Taxes attributable to the Vendor’s interest in the ownership or operation of the Hydrocarbon Assets prior to the Effective Time. All deductions, credits or refunds pertaining to such Taxes, no matter when received, belong to the Vendor. The Purchaser will bear all Taxes, including sales Taxes, excise Taxes, severance or other production Taxes, ad valorem Taxes and any other federal, provincial, local or tribal Taxes attributable to ownership or operation of the Hydrocarbon Assets at and after the Effective Time, and all deductions, credits and refunds pertaining to the aforementioned Taxes, no matter when received, belong to the Purchaser. Each party is responsible for filing any Tax returns and handling payment of any Tax due under Applicable Law.

(g)

Notwithstanding the adjustments contemplated pursuant to this Section 3.02(1), the Vendor will remain the owner of the Hydrocarbon Assets until the Closing, and as a result thereof, will report all production volumes and all net income received or accrued from the Hydrocarbon Assets as the Vendor's own for income Tax purposes to such date.

(h)

The Vendor will use its available Tax Pools to shield, to the extent reasonably possible having regard to this Agreement all taxable income allocated to both the Vendor and the Purchaser during the Interim Period provided however, the Tax Pools will be applied firstly to the disposition of assets under this Agreement and secondly, against taxable income of the Vendor accruing prior to the Effective Time. Subject to the foregoing, during the Interim Period, the Tax Pools will be applied proportionately against taxable income of the Vendor and the Purchaser on a per boe basis based (i) in the case of the Vendor, on actual production during the Interim Period from all of the Vendor’s oil and gas assets relative to the aggregate of actual production during the Interim Period from all of the Vendor’s oil and gas assets and from the Hydrocarbon Assets and (ii) in the case of the Purchaser, on actual production during the Interim Period from the Hydrocarbon Assets relative to the aggregate of actual production during the Interim Period from all the Vendor’s oil and gas assets and from the Hydrocarbon Assets.

(i)

After Closing, the Purchaser will provide the Vendor with reasonable assistance in connection with the Vendor’s efforts to obtain all Operating Revenues, refunds, credits and Recoverable Overhead relating to Hydrocarbon Assets for the period prior to the Effective Time and the Vendor will provide the Purchaser with reasonable assistance in connection with the Purchaser’s efforts to obtain all Operating Revenues, refunds, credits and Recoverable Overhead relating to the Hydrocarbon Assets for the Interim Period.

(2)	The amount (positive or negative) determined as follows:

	(a)	$29,926,683,

	(b)	Less the aggregate of the following:

		(i)	the Bank Debt that was outstanding as at the Effective Time, plus

		(ii)	the Office Lease Payout Amount that has been paid since the Effective Time or that remains payable at the Effective Time, plus

(iii)	the Dynamic Transaction Costs paid since the Effective Time and/or payable at the Closing Date, plus

(iv)	the Trade Payables Related to BC Disputed Items paid since the Effective Time and/or payable at the Closing Date, plus

(v)	the Net Dynamic Payables which have settled (collected or paid) since Effective Time and/or is receivable or payable at the Closing Date, plus

(vi)	the Severance Obligations paid since the Effective Time and/or payable at the Closing Date,

(c)	Plus the aggregate of:

	(i)	the amount of the Acclaim Agreement Receivable received since Effective Time and/or receivable at Closing, plus

	(ii)	the amount of the Mineral Tax Appeals Receivable received since the Effective Time and/or receivable at Closing.

(3)	The Purchaser will be allocated a portion of:

	(a)	all general and administrative costs and expenses including, without limitation, rent and operating costs payable in respect of the Office Lease,

	(b)	all operating, producing, drilling and construction overhead costs and expenses and any Recoverable Overhead, and

	(c)	all interest costs and expenses (including, without limitation, interest costs and expenses on the Bank Debt)

incurred by the Vendor during the Interim Period regardless when those costs and expenses are paid, on a per boe basis based on actual production from the Hydrocarbon Assets during the Interim Period relative to actual production from all of the Vendor's oil and gas assets (including, for greater certainty, the Hydrocarbon Assets) during the Interim Period.

          (4)      A reduction equal to the amount of any payments made to or commitments entered into with or made to any Person or any obligation or liability assumed or incurred (whether accrued, contingent or otherwise) by the Vendor during the Interim Period, net of any benefits to the Vendor associated therewith, which are not contemplated by the Arrangement Agreement or are made outside the ordinary course of business of the Vendor.

          (5)      An amount (positive or negative) determined as follows: (i) $41,733,317, minus; (ii) the product of $1.71 multiplied by the number of common shares of the Vendor acquired pursuant to the Arrangement; plus; (iii) the aggregate proceeds received by the Vendor from the exercise of options to purchase common shares of the Vendor from the Execution Date to and including the Closing Date.

3.03  Initial Adjustment Amount

          The Vendor will, not later than five Business Days prior to the Closing Date, provide to the Purchaser and AcquisitionCo a written statement setting forth the Vendor’s good faith estimate of the Adjustment Amount (the “Initial Adjustment Amount”).

3.04  Post-Closing Adjustment of Adjustment Amount

          (1)      The Vendor will prepare and deliver to the Purchaser, within 120 days after the Closing Date, a written statement (the “Final Adjustment Statement”) setting forth the Vendor’s good faith determination of the Adjustment Amount based upon the actual information available from the accounting systems of the Vendor. The Vendor or the Purchaser, as the case may be, shall pay to the other party, within 40 days following delivery or receipt, as the case may be, of the Final Adjustment Statement, an amount equal to the difference between the Adjustment Amount set forth in the Final Adjustment Statement and the Initial Adjustment Amount together with interest on the amount of such difference at the Interest Rate from and including the Closing Date to but excluding the date of payment.

          (2)      The Purchaser will, within 30 days after the Vendor’s delivery of the Final Adjustment Statement, complete its review of the Adjustment Amount set forth in the Final Adjustment Statement. In the event that the Purchaser disputes the Vendor’s determination of the Adjustment Amount set forth in the Final Adjustment Statement, the Purchaser will so notify the Vendor, on or before the last Business Day of such 30 day period, in writing (the “Purchaser’s Objection”), and such notice will set forth a specific description of the basis of the Purchaser’s Objection and the adjustments to the Adjustment Amount set forth in the Final Adjustment Statement that the Purchaser believes should be made. If the Purchaser does not deliver a Purchaser’s Objection within such 30 day period, the Adjustment Amount set forth in the Final Adjustment Statement will be conclusive and binding on the parties. Except for the adjustments in respect of which the Purchaser provides the Purchaser's Objection within the aforesaid 30 day period, the Purchaser will not be entitled to make any claim for any further adjustments to the Adjustment Amount set forth in the Final Adjustment Statement after the expiration of the aforesaid 30 day period.

          (3)      The Vendor will have 30 days (the “Vendor’s Review Period”) from its receipt of the Purchaser’s Objection to review and respond to it, and the parties will thereafter attempt in good faith to reach an agreement with respect to the matter or matters in dispute in respect of the Adjustment Amount set forth in the Final Adjustment Statement. If the Vendor and the Purchaser are unable to resolve their disagreement as to the Adjustment Amount set forth in the Final Adjustment Statement within 60 days following the expiration of the Vendor’s Review Period, either party may by written notice given to the other party and to the Accounting Firm, refer the matter in dispute to the Accounting Firm for determination, who will, acting as experts and not as arbitrators, determine whether and to what extent, if any, the Adjustment Amount set forth in the Final Adjustment Statement requires adjustment.

          (4)      The Vendor and the Purchaser will jointly direct the Accounting Firm to use its best efforts to render its determination in writing within 10 Business Days. The Accounting Firm’s determination will be final, conclusive and binding upon the Purchaser and the Vendor.

In resolving the matter in dispute, the Accounting Firm may not assign a value to any item greater than the greatest value for such item claimed by either the Vendor or the Purchaser or less than the smallest value for such item claimed by either the Vendor or the Purchaser. The Purchaser and the Vendor will each pay one-half of the fees and disbursements incurred by the Accounting Firm in determining the matter in dispute. The Purchaser and the Vendor will make readily available to the Accounting Firm all relevant books and records and all other items and information reasonably requested by the Accounting Firm in relation to the matter in dispute.

          (5)      The Adjustment Amount set forth in the Final Adjustment Statement will be revised to reflect any adjustments agreed to by the parties or determined by the Accounting Firm. If the Adjustment Amount set forth in the Final Adjustment Statement, as may be revised in accordance with the immediately preceding sentence, is

(a)

greater than the Initial Adjustment Amount, the Purchaser will pay the Vendor an amount equal to the difference (between the Adjustment Amount in the revised Final Adjustment Statement and the Initial Adjustment Amount) together with interest on the amount of such difference at the Interest Rate from and including the Closing Date to but excluding the date of payment, or

(b)

less than the Initial Adjustment Amount, the Vendor will pay the Purchaser an amount equal to the difference (between the Adjustment Amount in the revised Final Adjustment Statement and the Initial Adjustment Amount) together with interest on the amount of such difference at the Interest Rate from and including the Closing Date to but excluding the date of payment, which payment is to be made within 10 Business Days following the final determination of the Adjustment Amount.

Notwithstanding the foregoing, no adjustments will be made to the calculations of the Trade Payable Related to BC Disputed Items, the Acclaim Agreement Receivable or the Mineral Tax Appeals Receivable based on any increases or decreases to such amounts which arise for any reason following the Closing Date.

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES

4.01  Vendor’s Representations and Warranties

          Subject to the disclaimers set forth in Section 4.02, the Vendor represents and warrants to the Purchaser as of the Execution Date and as of the Closing Date (except with respect to those representations and warranties that speak as to a particular date or time, which need only be true and correct as of such date or time), as follows:

(a)	The Vendor is a corporation duly organized and validly subsisting under the laws of British Columbia.

(b)	The Vendor has all requisite corporate power and authority to enter into and deliver this Agreement and to transfer the legal and beneficial title and ownership of the Assets to the Purchaser.

(c)

This Agreement constitutes a valid and legally binding obligation of the Vendor enforceable against the Vendor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditor’s rights generally and to the fact that specific performance is an equitable remedy available only in the discretion of the court.

(d)

Other than with respect to: (i) authorizations or other consents and approvals required for, or as a consequence of, the sale of the Assets from all applicable Governmental Authorities, and (ii) consents required in connection with the assignment of the Assets and the assumption of the Assumed Liabilities, no consent, approval of or by, or filing with or notice to any Person is required with respect to the Vendor in connection with the execution, delivery or enforceability of this Agreement or the consummation of the transactions provided for hereby, except where the failure to obtain such consent or approval, make such filing or give such notice would not have a material adverse effect on the Assets, taken as a whole.

(e)	The Vendor is registered under Part IX of the Excise Tax Act (Canada) with registration number 1015322414 RT0001.

(f)	The Vendor is not a non resident of Canada for purposes of Section 116 of the Income Tax Act (Canada).

4.02	Limitation

Except as otherwise expressly set forth in this Agreement:

(a)

The Vendor makes no representations or warranties except as expressly set forth in Section 4.01 and in particular, and without limitation, the Vendor hereby expressly negates any representations and warranties by it (except those contained in Section 4.01) whether contained in any information, memorandum, or otherwise, whether provided to the Purchaser directly or through the Vendor’s agents with respect to:

	(i)	the quality, condition or merchantability of any of the Assets;

	(ii)	the fitness of any Assets for any purpose;

	(iii)	the assignability of any Permits and other property rights;

(iv)	the amounts, quality, recoverability or deliverability of reserves of Hydrocarbon Substances within or under the Lands or any lands pooled or unitized therewith;

(v)

the value of the Assets or any estimates of prices or future cash flows arising from the sale of Hydrocarbon Substances produced from or allocated to the Lands or any estimates of other revenues or expenses attributable to the Hydrocarbon Assets or the availability or continued availability of facilities, services or markets for the processing, transportation or sale of any Hydrocarbon Substances;

(vi)	any data or information supplied by the Vendor in connection herewith; or

(vii)	the title of the Vendor in and to the Hydrocarbon Assets.

(b)

The Purchaser acknowledges that it purchasing the Assets on an “as is, where is” basis and that it has only relied upon the representation and warranties contained in Section 4.01 and not on any representations or warranties outside this Agreement and the Vendor shall have no liability whether under contract, tort, statute, or otherwise in respect of any statements, information, representations or warranties made by it or by its directors, officers or shareholders, employees, agents or representatives except liability for the representations and warranties contained in Section 4.01 which liability shall be subject to the limitations contained in this Agreement and except in the case of an allegation of fraud on the part of the Vendor. The Purchaser acknowledges and confirms that except for the representations and warranties of the Vendor in Section 4.01, the Purchaser has performed its own due diligence and has relied, and will continue to rely, upon its own engineering and due diligence with respect to the state or condition of the Assets and the Assumed Liabilities.

(c)

The Purchaser acknowledges that neither the Vendor nor any other Person has made any representation or warranty, express or implied, at law or in equity, as to the accuracy or completeness of any information regarding the Assets or the Assumed Liabilities, and the Purchaser further agrees that neither the Vendor nor any other Person will have or be subject to any liability to the Purchaser or any other Person resulting from the distribution to the Purchaser or the Purchaser’s use of, any such information, and any information, document or material made available to the Purchaser in certain “data rooms”, management presentations or any other form in expectation of the transactions contemplated by this Agreement.

(d)	The Purchaser acknowledges that:

(i)	there are uncertainties inherent in any estimates, projections and other forecasts and plans provided by the Vendor to the Purchaser;

(ii)	the Purchaser is aware of and familiar with such uncertainties; and

(iii)

the Purchaser takes full responsibility for making its own evaluation of the adequacy and accuracy of any such estimates, projections and other forecasts and plans in connection with the transactions contemplated by this Agreement;

accordingly, the Vendor makes no representations or warranties with respect to such estimates, projections and other forecasts and plans (including any geological, engineering or other interpretations or economic evaluations of the Hydrocarbon Assets).

4.03  Purchaser’s Representations and Warranties

          The Purchaser represents and warrants to the Vendor as of the Execution Date and as of the Closing Date (except with respect to those representations and warranties that speak as to a particular date or time, which need only be true and correct as of such date or time), as follows:

(a)	The Purchaser is a corporation duly incorporated, organized and validly subsisting under the laws of Alberta.

(b)	The Purchaser has the power, authority and right to enter into and deliver this Agreement and to complete the transactions contemplated hereby and to carry out its obligations hereunder.

(c)

This Agreement constitutes a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditor’s rights generally and to the fact that specific performance is an equitable remedy available only in the discretion of the court.

(d)

Other than with respect to authorizations or other consents and approvals required for, or as a consequence of, the purchase and sale of the Assets from all applicable Governmental Authorities, no consent, approval of or by, or filing with or notice to any other Persons is required with respect to the Purchaser in connection with the execution, delivery or enforceability of this Agreement or the consummation of the transactions provided for hereby.

(e)

Subject to obtaining the consents described in Section 4.03(d), the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the compliance by the Purchaser with any of the provisions hereof does not and will not: (i) violate or conflict with, or result in a breach of, any provisions of, or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in termination of, or accelerate the performance required by any of the terms, conditions or provisions of the articles, by laws or other organizational documents of the Purchaser or under any material agreement, instrument or obligation to which the Purchaser is a party or (ii) violate any Applicable Laws.

(f)	The Purchaser has the financial resources available to complete the transaction contemplated by this Agreement.

(g)	The Purchaser will be registered under Part IX of the Excise Tax Act (Canada) prior to the Closing Date.

4.04  Survival of Representations and Warranties

          (1)      The representations and warranties of the Vendor in Section 4.01 will continue in full force and effect for the benefit of the Purchaser for a period of one year from the Closing Date.

          (2)      The representations and warranties of the Purchaser in Section 4.03 will continue in full force and effect for the benefit of the Vendor for a period of one year from the Closing Date.

          (3)      No claim in respect of any representation or warranty shall be made or be enforceable against a party unless written notice of such claim, with reasonable particulars, is given by the party asserting the claim to the other party within a period of one year from the Closing Date.

4.05  Survival of Covenants

          (1)      The covenants of the Vendor set forth in this Agreement that do not relate to performance at or prior to Closing will survive the completion of the transactions contemplated by this Agreement, and notwithstanding such completion, will continue in full force and effect for the benefit of the Purchaser in accordance with the terms thereof.

          (2)      The covenants of the Purchaser set forth in this Agreement that do not relate to performance at or prior to Closing will survive the completion of the transactions contemplated by this Agreement, and notwithstanding such completion, will continue in full force and effect for the benefit of the Vendor in accordance with the terms thereof.

ARTICLE 5 - INTERIM OPERATIONS PERIOD

5.01  General Maintenance

          During the Interim Operations Period, where and to the extent that the Vendor is the operator, it will operate and maintain the Hydrocarbon Assets in a proper and prudent manner in accordance with good oil and gas industry practices, Applicable Laws, and the Title and Operating Documents.

5.02  Restricted Activities

          During the Interim Operations Period the Vendor will not, without the prior written approval of the Purchaser:

(a)	authorize or make any expenditure in respect of the Hydrocarbon Assets other than:

	(i)	usual operating expenditures incurred and allocable to the Hydrocarbon Assets pursuant to existing operating agreements with arm’s length third parties;

(ii)

capital expenditures (as defined by the operator of the relevant property in an authorization for expenditure) required in accordance with accepted oil and gas industry practice, for which the Vendor’s share does not exceed $100,000 for any single operation;

	(iii)	required by reason of an emergency event endangering life or property; and

	(iv)	pursuant to the AFE’s set forth in Schedule 5.02(E);

(b)

surrender, permit to expire, abandon or otherwise farmout, transfer or dispose of any of the Hydrocarbon Assets except in circumstances in which it is required to do so by Applicable Law or to comply with its obligations respecting any rights of first refusal or similar preferential right to purchase;

(c)	amend or terminate any material contract or enter into any new material agreement or arrangement affecting the Hydrocarbon Assets; or

(d)	resign as operator of any Hydrocarbon Assets operated by it.

5.03  Access to Assets and Information

          (1)      During the Interim Operations Period, the Vendor will provide the Purchaser and its agents with full and complete access, during normal business hours and upon reasonable notice, to all of the Vendor’s Records, to the Wells, to the Tangibles and to the surface areas associated therewith, in order that the Purchaser may conduct such examinations and investigations as it considers appropriate in conjunction with the purchase and sale contemplated hereby. The Purchaser acknowledges that access to the Wells, the Tangibles and the surface areas associated therewith will in most instances be subject to typical notice and convenience restrictions, and that the Purchaser will be required to conduct its physical due diligence investigations in compliance with such restrictions. The Purchaser further acknowledges that all examinations, investigations, and due diligence conducted pursuant to this Section 5.03 will be conducted at the Purchaser’s sole risk and expense.

          (2)      During the Interim Operations Period, the Purchaser will not contact or communicate with any the Vendor’s employees or customers of, or suppliers to, the Vendor without the Vendor’s prior written consent.

          (3)      The Purchaser will indemnify and hold the Vendor and its Affiliates harmless against any and all Losses suffered by or incurred by the Vendor or its Affiliates in connection with the exercise of the Purchaser’s rights under this Section 5.03. Notwithstanding any provisions in this Agreement to the contrary, the Purchaser’s obligations under this Section 5.03 will survive the termination of the transactions under this Agreement and the Closing.

ARTICLE 6 - RESTRICTED ASSETS, REGULATORY APPROVALS AND SPECIFIC ASSIGNMENTS

6.01  Identification, Valuation and Notice

          As soon as reasonably practicable following the Execution Date, the Vendor will provide the Purchaser with a description of all Restricted Assets, and of the nature of a right of first refusal or similar preferential rights to purchase relating thereto. Within two Business Days thereafter, the Purchaser will provide the Vendor with its good faith assessment of the portion of the Base Price, expressed as a dollar amount, that is properly attributable to each of the Restricted Assets (each a “Restricted Asset Value”), and, subject to the provisions of Section 6.02, the Vendor will forthwith serve all such notices utilizing the Restricted Asset Value and request all such waivers as may be required in order to permit the sale and conveyance of the Restricted Assets to the Purchaser, without contravening any right of first refusal or similar preferential right to purchase applicable thereto.

6.02  Restricted Asset Value Disputes

          (1)      If the Vendor does not agree with any Restricted Asset Value provided by the Purchaser pursuant to Section 6.01, the Vendor may provide the Purchaser with a notice to such effect, setting forth the Vendor’ good faith assessment of each Restricted Asset Value that is in dispute.

          (2)      If the Vendor provides the Purchaser with such a notice and the parties are unable to agree upon a mutually acceptable Restricted Asset Value for a Restricted Asset within two Business Days of the date of delivery of such notice, then, for each such Restricted Asset, the Vendor will request a waiver from the applicable third parties and will include the Purchaser’s Restricted Asset Value in the request.

          (3)     The Purchaser shall be solely liable for and shall, in addition, indemnify and save the Vendor and its Affiliates harmless from and against all Losses of any kind that may be brought against or suffered by the Vendor or its Affiliates or that any of them may suffer, sustain, pay or incur, in each case, that are caused by, arise from, are incurred in connection with or relate to or are attributable to the use of the Purchaser’s Restricted Asset Value of any Restricted Asset pursuant to this Article 6.

6.03  Extension of Closing Date

          If on the last Business Day preceding the Closing Date, there remains any Restricted Assets in respect of which the Vendor has been unable to obtain the required waivers and in respect of which there has not been a lapse or deemed waiver of the rights of first refusal or similar preferential rights to purchase relating thereto, the Vendor will on that day so notify the Purchaser and provide it with reasonable particulars of such Restricted Assets. If any rights of first refusal or similar preferential right to purchase exercise period has not lapsed prior to the Closing Date, then unless such right of first refusal or similar preferential right is exercised prior to the Closing Date, or a waiver of such rights of first refusal or similar preferential right to purchase (a “Preferential Right Waiver”) is obtained prior to the Closing Date, the closing date with respect to such Restricted Assets will be postponed to the first Business Day following the day on which such exercise period lapses or Preferential Right Waiver is obtained, whichever occurs first, provided that on the Closing Date, the Purchaser will pay to the Vendor’s solicitors in trust for the Vendor, the balance of the Purchase Price with respect to such Restricted Assets.

6.04  Restricted Assets Exclusion

          If any third party holding a right of first refusal or similar preferential right to purchase in respect of any Restricted Assets lawfully exercises its right to acquire such Restricted Assets:

(a)	such Restricted Assets will be excluded from the purchase and sale contemplated hereby;

(b)

the terms “Assets”, “Hydrocarbon Assets”, “Hydrocarbon Interests”, “Tangible Interests”, and “Miscellaneous Interests” will thereafter be construed to exclude these Restricted Assets and to refer only to the non-excluded portion thereof;

(c)	the Vendor will pay an amount to the Purchaser equal to the Restricted Asset Value of such Restricted Assets as determined pursuant to Section 6.01 or 6.02; and

(d)

the amounts allocated to the Tangibles and Hydrocarbon Interests in Section 2.04 will be adjusted to reflect the exclusion of any Tangibles and Hydrocarbon Interests forming part of such Restricted Assets.

6.05      Specific Assignments

          (1)      With respect to any agreement, contract, Lease, Permit or other instrument (a “Subject Instrument”) that is material to the operation of the Assets and requires consent for the assignment thereof to the Purchaser in connection with the conveyance of the Assets, the Vendor will take such actions as are commercially reasonable and necessary, and the Purchaser will cooperate fully with the Vendor in all commercially reasonable respects, to effect assignment thereof as of the Closing Date. It is understood that such actions by the Vendor will not include any requirement of the Vendor to expend money, commence any litigation or offer or grant any accommodation (financial or otherwise) to any third party. To the extent a deposit or fee is required in order to transfer a Permit from the Vendor into the name of the Purchaser, the

Purchaser will immediately pay such amount to the Vendor. In the event that the Vendor is unable to obtain the requisite approval for assignment of any Subject Instrument, or in the event any Subject Instrument is required to be amended or supplemented and is not so amended or supplemented as of the Closing Date, and such assignment is necessary to conduct the operation of the Assets in the ordinary course of business without giving rise to a material adverse effect on the Assets, the Vendor may

(a)

retain any such Subject Instrument provided that the Purchaser shall be liable for all Losses attributable to the Vendor’s obligations or omissions thereunder arising on or after the Effective Time (and shall, in addition, indemnify and hold harmless the Vendor and its Affiliates from and against all Losses of any kind that may be brought against or suffered by the Vendor or its Affiliates or that any of them may suffer, sustain, pay or incur, in such case that are caused by, arise from, are incurred in connection therewith or relate in any way thereto, directly or indirectly), and

(b)	take all commercially reasonable and necessary actions required to transfer to the Purchaser, or amend or supplement, any such Subject Instrument as soon as practicable after the Closing Date.

          (2)      The Vendor will use reasonable efforts to obtain all Preferential Right Waivers on or before the Closing Date.

          (3)      The assignment of a Subject Instrument that requires consent for assignment, or amendment or supplement, may be effected after the Closing Date. The Purchase Price will not be subject to adjustment, and subject to the Vendor’s conditions to Closing set out in Section 7.02, the Closing will not be delayed, by reason of any inability to obtain consent for assignment of any Subject Instrument or any such amendment or supplement. The Purchaser agrees that the Vendor will not have any liability whatsoever to the Purchaser arising out of or relating to the failure to obtain any consents that may have been or may be required in connection with the transactions contemplated by this Agreement or because of the default, acceleration or termination of any Subject Instrument as a result thereof. The Purchaser further agrees that no representation, warranty or covenant of the Vendor contained herein will be breached or deemed breached and no condition of the Purchaser will be deemed not to be satisfied as a result of the failure to obtain any consent or as a result of any such default, acceleration or termination or any lawsuit, action, claim, proceeding or investigation commenced or threatened by or on behalf of any Persons arising out of or relating to the failure to obtain any consent or any such default, acceleration or termination.

          (4)      The Purchaser shall bear all costs incurred in registering the transfer and assignment of the Subject Instruments and registering any further assurances required to convey the Assets to it. The Purchaser shall register all transfers and assignments of the Subject Instruments promptly after Closing.

ARTICLE 7 - CONDITIONS TO CLOSING

7.01  Purchaser’s Conditions To Closing

          The Purchaser’s obligation to close the transactions contemplated under this Agreement is subject to the fulfillment on or prior to the Closing Date of each of the following conditions precedent (except to the extent that the Purchaser agrees in writing to waive one or more of such conditions):

(a)

the representations and warranties of the Vendor made in this Agreement will be, and the Vendor will at Closing have certified in writing to the Purchaser that the said representations and warranties are, true and correct in all material respects as of the Execution Date and on and as of the Closing Date, as though made on and as of the Closing Date, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time) and except to the extent resulting from matters occurring during the Interim Operations Period and that are disclosed to the Purchaser;

(b)	there will not be any third party judicial restraining order or injunction, preliminary or otherwise, in effect prohibiting the Closing of the transactions contemplated by this Agreement;

(c)

at or prior to Closing, the Vendor shall deliver to the Purchaser, any releases and registerable discharges (requested by the Purchaser within a reasonable time prior to the Closing Date) in a form satisfactory to Purchaser, of any adverse liens and encumbrances that are not Permitted Encumbrances and relate to security held by any Person against the Assets or any part or portion thereof, but excluding any liens or encumbrances relating to the Assumed Liabilities, or if the Vendor is unable to do so by Closing, the Vendor shall deliver a written undertaking to the Purchaser stating that the Vendor shall obtain such releases or discharges shortly after Closing;

(d)

the Vendor will have complied in all material respects with all of the Vendor’s covenants, agreements and conditions required by this Agreement to be performed or complied with by the Vendor on or prior to the Closing Date; and

(e)

all rights of first refusal and similar preferential rights to purchase as further referred to in Article 6 shall either have been exercised upon or waived or lapsed by the passage of time prior to the Closing.

7.02  Vendor’s Conditions to Closing

          The Vendor’s obligation to close the transactions contemplated under this Agreement is subject to the fulfillment on or prior to the Closing Date of each of the following conditions precedent (except to the extent that the Vendor agrees in writing to waive one or more of such conditions):

(a)

the Purchaser will have complied in all material respects with all of the Purchaser’s covenants, agreements and conditions required by this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date;

(b)

the representations and warranties of the Purchaser made in this Agreement will be, and the Purchaser will at Closing have certified in writing to the Vendor that the said representations and warranties are, true and correct in all material respects as of the Execution Date and on and as of the Closing Date, as though made on and as of the Closing Date, except for representations and warranties that speak as of a specific date or time (which need only be true and correct as of such date or time);

(c)	there will not be any third party judicial restraining order or injunction, preliminary or otherwise, in effect prohibiting the Closing of the transactions contemplated by this Agreement;

(d)

all rights of first refusal and similar preferential rights to purchase as further referred to in Article 6 shall either have been exercised upon or waived or lapsed by the passage of time prior to the Closing;

(e)	the Purchaser will have tendered the Purchase Price to the Vendor as provided in Section 2.03; and

(f)

the Vendor will have received evidence satisfactory to the Vendor, acting reasonably, that the applicable Governmental Authorities will approve and register to the Purchaser, the Permits that are currently registered in the name of the Vendor.

7.03  Waiver of Conditions

          The conditions precedent in Sections 7.01 and 7.02 are for the sole benefit of the Purchaser and the Vendor, respectively. The party for the benefit of which such conditions precedent have been included may waive any of them, in whole or in part, by written notice to the other party.

7.04  Parties to Exercise Diligence and Good Faith with Respect to Conditions

          Each party covenants to the other that it will proceed diligently, honestly, and in good faith, and use commercially reasonable efforts with respect to all matters within its reasonable control to satisfy their respective conditions in Sections 7.01 and 7.02.

ARTICLE 8 - TERMINATION RIGHTS

8.01  Termination

          (1)      The transactions contemplated by this Agreement may be terminated at any time prior to Closing as follows and in no other manner:

(a)	by mutual written consent of the Purchaser and the Vendor;

(b)

by the Purchaser, if any condition set forth in Section 7.01 becomes incapable of fulfillment and has not been waived by the Purchaser (provided, however, that the Purchaser is not in breach of its representations, warranties, covenants or agreements contained in this Agreement); or

(c)

by the Vendor, if any condition set forth in Section 7.02 becomes incapable of fulfillment and has not been waived by the Vendor (provided, however, that the Vendor is not in breach of its representations, warranties, covenants or agreements contained in this Agreement).

          (2)      This Agreement will terminate without further action on the part of either party hereto if the Arrangement does not become effective or if the Arrangement Agreement is terminated.

8.02  In the Event of Termination

          In the event of termination of this Agreement by the Purchaser or the Vendor pursuant to the provisions of Section 8.01(1)(b) or (c), written notice thereof will forthwith be given to the other party and the transactions contemplated by this Agreement (including the parties’ obligation to consummate the transactions) will be terminated without further action by either party. If the transactions contemplated by this Agreement are terminated as provided herein:

(a)

the Purchaser will return to the Vendor all documents and copies and other materials received from or on behalf of the Vendor relating to the transactions contemplated hereby, whether so obtained before or after the Execution Date, and

(b)

all confidential information received by the Purchaser with respect to the Assets and all Vendor Information and all information relating to the Assets will be and remain confidential except to the extent that disclosure of any such information is requested or required by Applicable Law or authorized by the Vendor in writing.

8.03  Effect of Termination

          Each party’s rights of termination under this Section 8.01(1) are in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. Nothing in this Article 8 will limit or affect any other rights or causes of action any of the parties may have with respect to the representations, warranties, covenants and indemnities in such party’s favour contained in this Agreement, which representations, warranties, covenants and indemnities will survive the termination of the transactions contemplated by this Agreement. Nothing in this Article 8 will be deemed to release either party from any liability for any breach by such party of the terms and provisions of this Agreement, or to impair the right of either party to compel specific performance by the other party of its obligations under this Agreement.

ARTICLE 9 - CLOSING

9.01  Place of Closing

          Closing will take place at the offices of the Vendor on the Closing Date.

9.02  Vendor’s Closing Deliveries

          On the Closing Date, the Vendor will deliver or cause to be delivered to the Purchaser among other things:

(a)	an original of the General Conveyance duly executed by the Vendor;

(b)	a certificate of an officer of the Vendor that the representations and warranties of the Vendor herein given are true and correct in all material respects at the Closing Date;

(c)	an assignment in favour of the Purchaser:

(i) the Acclaim Agreement Receivable (as defined in Section 3.02(2)) outstanding on the Closing Date,

(ii) the Mineral Tax Appeals Receivable (as defined in Section 3.02(2)) outstanding on the Closing Date, and

(iii) the Trade Payables Related to BC Disputed Items (as defined in Section 2.02(2) outstanding on Closing Date,

(d)	a receipt for payment of the Purchase Price;

(e)	a cash payment for the amount representing the difference between the amount of the Shellbridge Note and the Purchase Price if the Shellbridge Note exceeds the Purchase Price;

(f)	a cash payment, if any, payable to the Purchaser in accordance with Section 2.06(2); and

(g)	a joint election in Form 44 under Section 167 of the Excise Tax Act (Canada).

9.03  Vendor’s Post-Closing Deliveries

          (1)      On or within five Business Days after the Closing Date, the Vendor will deliver or cause to be delivered to the Purchaser:

(a)

all such transfers, conveyances, assignments, novation agreements, notices and other documents and instruments as the Purchaser may reasonably request for the purpose of effecting the purchase and sale of the Assets in accordance with the terms of this Agreement, executed by the Vendor in all cases in which the Vendor is an appropriate signatory (but execution by third parties will not be required),

(b)	the Vendor’s Records (or copies of same where necessary).

          (2)      The Purchaser shall promptly register in the applicable registry all registerable transfers, assignments and conveyances of the Assets and deliver to third parties all assignments, novation, agreements and notices. All costs incurred in registering any transfer, assignments and conveyance, and all costs of registering any further assurances required to convey the Assets, will be borne solely by the Purchaser.

9.04  Purchaser’s Closing Deliveries

          On the Closing Date, the Purchaser will deliver or cause to be delivered to the Vendor among other things:

(a)	an original of the General Conveyance duly executed by the Purchaser;

(b)	a certificate of an officer of the Purchaser that the representations and warranties of the Purchaser herein given are true and correct in all material respects at the Closing Date;

(c)	the Shellbridge Note;

(d)	a cash payment for the amount representing the difference between the Purchase Price and the amount of the Shellbridge Note if the Purchaser Price exceeds the amount of the Shellbridge Note;

(e)	a cash payment, if any, payable to the Vendor in accordance with Section 2.06(2); and

(f)	a joint election in Form 44 under Section 167 of the Excise Tax Act (Canada).

ARTICLE 10 - POST CLOSING

10.01 Post-Completion Administration

          (1)      If Closing occurs, then until such time as the Purchaser becomes recognized by third parties as the owner of the Assets in the place of the Vendor:

(a)	the provisions of Sections 5.01 and 5.02 will apply, mutatis mutandis, in respect of such Assets;

(b)	the Vendor will:

(i)

hold and stand possessed of the Assets as bare trustee for the benefit of the Purchaser, and receive and hold all proceeds, benefits and advantages accruing in respect of the Assets fully for the benefit, use and ownership of the Purchaser, with the entitlement of the Vendor at any time to commingle any of the same with its own or any other assets,

(ii)

subject to the adjustment provided for in Article 3, within 15 Business Days of the date of receipt thereof, deliver to the Purchaser all revenues, proceeds and other benefits of any nature received by it in respect of the Assets,

(iii) in a timely manner deliver to the Purchaser all third party notices and communications received by the Vendor in respect of the Assets,

(iv)

in a timely manner deliver to third parties all such notices and communications as the Purchaser may reasonably request, and all such money and other items as the Purchaser may reasonably provide in respect of the Assets, and

(v)

as agent of the Purchaser, do and perform all such acts and things, and execute and deliver all such agreements, notices and other documents and instruments, as the Purchaser may reasonably request for purposes of facilitating the exercise of rights incidental to the ownership of the Assets.

(c)

The Purchaser shall be liable to the Vendor and its Affiliates and, in addition, shall indemnify and save harmless the Vendor and its Affiliates from and against all Losses of any kind that may be brought against or suffered by the Vendor or its Affiliates or that any of them may suffer, sustain, pay or incur, in each case, that are caused by, arise from, are incurred in connection with or relate in any way directly or indirectly to the Vendor's obligations contained in Section 10.01(1)(a) and (b).

          (2)      The Purchaser will provide the Vendor with reasonable access to, and the Vendor may retain or subsequently obtain from the Purchaser copies or photocopies of, any of the documents comprised in Miscellaneous Interests that the Purchaser considers necessary to

(a)	enable it to comply with any Applicable Laws or the requirements of any Governmental Authority, or

(b)	conduct audits relating to the period prior to the Closing Date.

          (3)      Nothing in this Section 10.01 will be construed as restricting or limiting in any manner any of the other covenants, warranties, representations and other obligations of the parties hereunder.

10.02 Operated Properties

          At Closing, the Vendor will notify the co owners of those Hydrocarbon Assets that the Vendor currently operates, that the Vendor is resigning as operator. The Vendor makes no representations or warranties to the Purchaser as to transferability or assignability of operatorship of any Hydrocarbon Assets the Vendor currently operates. Rights and obligations associated with the operatorship of the Hydrocarbon Assets are governed by operating and similar agreements covering the Hydrocarbon Assets and will be decided in accordance with the terms of such agreements. Notwithstanding the Vendor’s resignation as operator, the Vendor will continue to serve as operator and will be entitled to all Recoverable Overhead with respect thereto until the earlier of

(a)	the date on which a successor operator is elected and takes over operatorship pursuant to the terms of the applicable operating agreement, or

(b)	the end of the applicable time period required for the Vendor to continue as operator as mandated by the terms of the applicable operating agreement.

10.03 Access

          To the extent that any other assets currently owned by the Vendor are located at any owned or leased real property constituting part of the Hydrocarbon Assets, the Purchaser will grant to the Vendor and its representatives reasonable access to such property from and after the Closing Date for a reasonable period of time not to exceed 365 days in order to permit the Vendor and its representatives to review and remove such assets and make any other appropriate arrangements with respect thereto. The Vendor will consult with the Purchaser in advance of taking any such actions following the Closing Date with a view towards establishing a mutually agreeable plan for such review and removal so that these actions will not unreasonably interfere with the normal operation of the Hydrocarbon Assets.

10.04 Signs and Notification to Governmental Agencies

          Following Closing, the Vendor may remove any signs that indicate the Vendor’s ownership or operation of the Hydrocarbon Assets. If the Purchaser is the operator of the Hydrocarbon Assets, it will be the responsibility of the Purchaser as its sole cost and expense to erect or install any signs required by Applicable Law that pertain to the Hydrocarbon Assets within 45 days of Closing. In addition, the Purchaser will be responsible for advising governmental agencies, contractors, suppliers and other affected third parties of the Purchaser’s interest in the Hydrocarbon Assets.

10.05 Insurance

          From and after the date of Execution Date, the Purchaser will obtain and maintain insurance with respect to the Assets on terms and conditions satisfactory to comply with Applicable Laws, from time to time.

ARTICLE 11 - INDEMNIFICATION

11.01 Purchaser’s Indemnification of the Vendor

          Except as otherwise provided herein and subject to the provisions of this Article 11, provided that Closing occurs, in addition to the Purchaser's indemnities contained elsewhere in the Agreement, the Purchaser shall be liable for and shall, in addition, indemnify and hold harmless the Vendor and its Affiliates, and their respective directors, officers, employees and agents (collectively, the “Vendor Indemnified Parties”) from and against all Losses of any kind incurred, suffered, sustained, paid or waived by the Vendor Indemnified Parties or any of them, that are covered by, arise from, are incurred in connection with or relate in any way to

(a)	the Purchaser’s breach of

(i) any covenant or agreement in this Agreement requiring performance by the Purchaser after the Closing Date, and

(ii) any representation or warranty of the Purchaser in this Agreement that survives the Closing,

(b)	the Assets or the operation or ownership thereof from and after the Effective Time, and

(c)	the Purchaser's failure to perform or pay any obligations on the part of the Purchaser to be performed or paid in respect of the Assumed Liabilities.

provided, however, that the Purchaser will not have any liability or obligation for Losses that are the subject of the Vendor’s indemnity in Section 11.02.

11.02 Vendor’s Indemnification of the Purchaser

          Subject to the provisions of this Article 11 and provided that Closing occurs, the Vendor shall be liable for and shall, in addition, indemnify and hold harmless the Purchaser and its directors, officers, employees and agents (collectively, the “Purchaser Indemnified Parties”) from and against any and all Losses of any kind incurred, suffered, sustained, paid or waived by the Purchaser Indemnified Parties or any of them, that are caused by, arise from, are incurred in connection with or relate in any way to the Vendor’s breach of any covenant or agreement in this Agreement requiring performance by the Vendor after the Closing Date, provided, however, that the Vendor will not have any liability or obligation for Losses that are the subject of the Purchaser’s indemnity in Section 11.01.

11.03 Purchaser’s Abandonment and Reclamation and Environmental Indemnifications

          (1)      The Vendor makes no warranty or representation, express, implied, statutory or otherwise, with respect to Environmental Liabilities or the Abandonment and Reclamation Obligations and will have no liability or obligation whatsoever in respect of Environmental Liabilities or the Abandonment and Reclamation Obligations to the Purchaser or any Person. In addition to Purchaser's indemnities contained elsewhere in the Agreement, subject to Closing occurring, the Purchaser shall be solely liable for and shall, in addition, indemnify and hold harmless the Vendor Indemnified Parties from and against all Losses of any kind that may be brought against or suffered by the Vendor Indemnified Parties or that any of them may suffer, sustain, pay or incur, in each case, that are caused by, arise from, are incurred in connection with or relate in any way directly or indirectly to any past, present or future Environmental Liabilities or Abandonment and Reclamation Obligations. The Purchaser hereby assumes all Losses, obligations, covenants and liabilities of any kind in respect of any Environmental Liabilities and any Abandonment and Reclamation Obligations, regardless of whether they are attributable to, occurred, arose or accrued at, prior to or subsequent to the Effective Time or the Closing Date. The liability and indemnity of the Purchaser herein shall apply without limit and without regard to cause or causes including, without limitation, the negligence, whether sole, concurrent, gross, passive, primary or secondary or the wilful or wanton misconduct of the Vendor, the Purchaser or any other Person. The Purchaser acknowledges and agrees that it shall not be entitled to any rights or remedies as against the Vendor under common law or statute pertaining in any way directly or indirectly to any past, present or future Environmental Liabilities or the Abandonment and Reclamation Obligations including, without limitation, the right to name the Vendor as a party to any action commenced by any Person against the Purchaser.

          (2)      After Closing, the Purchaser shall be liable to the Vendor for and shall, in addition, indemnify the Vendor indemnified from and against any and all Losses of any kind that may be brought against or suffered by the Vendor Indemnified Parties or that any of them may suffer, sustain, pay or incur, in each case, that are caused by, arise from, are incurred in connection with or relate in any way directly or indirectly to the Abandonment and Reclamation Obligations including, without limitation, to the Purchaser’s failure to perform its Abandonment and Reclamation Obligations in a timely manner.

11.04 Exclusive Remedy

          Any claim or cause of action based on, arising out of or relating in any way to any of the transactions contemplated under this Agreement must be brought by the applicable party in accordance with the provisions and limitations of this Agreement, whether such claim arises out of any contract, tort or otherwise. For greater certainty, each of the parties acknowledge that after Closing, except as set forth in Section 3.05 the remedies set forth in the indemnity provisions contained in this Article 11 and elsewhere in this Agreement are the sole and exclusive remedies of the parties with respect to the transactions contemplated by this Agreement.

11.05 Holding of Indemnities

          The Purchaser will hold the indemnity contained in Section 11.02 in trust on behalf of the Purchaser Indemnified Parties, and may enforce the same on its and their behalf. The Vendor will hold the indemnities contained in Sections 11.01 and 11.03 in trust on behalf of the Vendor Indemnified Parties, and may enforce the same on its and their behalf.

11.06 Procedures Relating to Indemnification Between the Purchaser and the Vendor

          Following the discovery of any facts or conditions that could reasonably be expected to give rise to a Loss for which indemnification is provided under this Agreement, the party seeking indemnification (the “Indemnified Party”) will, as promptly as reasonably possible thereafter, provide written notice (the “Indemnification Notice”) to the party from whom indemnification is sought (the “Indemnifying Party”), setting forth the specific facts and circumstances, in reasonable detail, relating to such Loss and the amount of Loss (or a reasonable, good faith estimate thereof if the actual amount of the Loss is not known or not capable of reasonable calculation).

11.07 Procedures Relating to Indemnification for Third Party Claims

          (1)      In order for an Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party must provide an Indemnification Notice to the Indemnifying Party of the Third Party Claim as promptly as reasonably possible after receipt by such Indemnified Party of notice of the Third Party Claim. Thereafter, the Indemnified Party will deliver to the Indemnifying Party, within five Business Days after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim; provided, however, that failure to provide an Indemnification Notice, or deliver copies of all notices and documents, in a timely manner will not affect the indemnification provided hereunder except to the extent the Indemnifying Party will have been actually and materially prejudiced as a result of such failure.

          (2)      If a Third Party Claim is made against an Indemnified Party, the Indemnifying Party will be entitled to participate in the defence thereof and, if it so chooses and acknowledges its obligation to indemnify the Indemnified Party therefor, to assume the defence thereof with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party.

Notwithstanding any acknowledgment made pursuant to the immediately preceding sentence, the Indemnifying Party will continue to be entitled to assert any limitation on its indemnification responsibility contained in Sections 11.10 and 11.11. Should the Indemnifying Party so elect to assume the defence of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defence thereof. If the Indemnifying Party assumes such defence, the Indemnified Party will have the right to participate in the defence thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party will control such defence. The Indemnifying Party will be liable for the fees and expenses of counsel on a solicitor and client basis employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defence thereof. If the Indemnifying Party chooses to defend any Third Party Claim, the parties will cooperate in the defence or prosecution of such Third Party Claim. Such cooperation will include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party assumes the defence of a Third Party Claim, the Indemnified Party will not admit any liability with respect to, or settle, compromise or discharge, or consent to the entry of any judgment with respect to, such Third Party Claim without the Indemnifying Party’s prior written consent (which consent will not be unreasonably withheld).

11.08 Losses Net of Insurance and Taxes

          (1)      The amount of any Loss under this Article 11 and elsewhere under this Agreement will be determined net of any amounts recovered or recoverable by the Indemnified Party under insurance policies, indemnities or other reimbursement arrangements with respect to such Loss.

          (2)      In determining the amount of any Loss for which any party is entitled to indemnification under this Article 11, the gross amount thereof will be reduced by the present value (discounted at the Interest Rate) of any net Tax benefit realized by such party in connection with such Loss to the extent such Tax benefit results directly from the incurrence of such Loss.

11.09 Attorneys’ Fees

          In connection with any litigation arising out of this Agreement or to enforce any indemnification claim pursuant to this Agreement, the prevailing party will be entitled to recover from the non prevailing party the prevailing party’s reasonable attorneys’ fees and costs, including on appeal or otherwise.

11.10 Time Limitation

          Except as otherwise provided herein and except in particular, for the Environmental Liabilities and the Abandonment and Reclamation Obligation which shall survive the one year period hereafter referred to, any claim by any Purchaser Indemnified Party for indemnity arising under this Article 11 or elsewhere in this Agreement will be brought within one year after the

Closing Date. A claim will be deemed to have been brought only upon delivery of a proper Indemnification Notice to the other party at the notice address set forth in Section 12.11. Any claim required to be made within the relevant period, as set out above, not so timely made will be forever barred.

11.11 Limitation of Liability

          The Purchaser will have no claim against the Vendor or its Affiliates under this Agreement for any Losses that the Purchaser Indemnified Parties incurs, suffers, sustains, pays or waives, except Losses which constitute insured claims of the Vendor and only to the extent of an amount equal to the limits set forth in the applicable policies of insurance presently maintained by the Vendor. Except as otherwise provided in the Agreement, the Vendor’s liability pursuant to this Agreement, including Section 11.02, will in no event arise unless the claim relates to a matter for which the Vendor has a policy of insurance and for which it is entitled to complete indemnification from its insurer.

11.12 Mitigation

          Each party will take all reasonable steps and use all commercially reasonable efforts to mitigate any Loss.

11.13 No Consequential Damages

          Except as otherwise expressly set forth in this Agreement, a party will not be liable for special, punitive, exemplary, consequential, incidental or indirect losses or damages as a result of the performance or non performance of the obligations of the other party under this Agreement, or the other party’s acts or omissions related to this Agreement, whether or not arising from sole, joint or concurrent negligence or strict liability or otherwise. The above limitation of liability will apply to indirect liability involving suits brought against third parties who, directly or through one or more other third parties or a party to this Agreement, have a right of indemnification, interpleader, cross-claim, contribution or other right of recovery against the Purchaser or the Vendor.

11.14 Subrogation

          Each party will assign to the other party and subrogate the other party to all its rights and remedies against any Person (other than, with respect to rights and remedies of the Vendor, and its insurers) in respect of any payment made by the other party in respect of any indemnification or liability assumed by the other party pursuant to this Agreement or as a result of this Agreement (including legal fees and other costs of litigation). Each party will provide all reasonable cooperation and assistance required by the other party in making and prosecuting any claim for recovery against any such Person to the extent that payment is made by the other party. Neither party will knowingly take any action to impair any such right or remedy of the other party to recover any such payment.

ARTICLE 12 - GENERAL

12.01 Confidentiality

          (1)      After the Closing Date, the Vendor will maintain the confidentiality of all information, documents and materials relating exclusively to the Assets, including all such materials that remain in the possession of the Vendor for a period of one year from the Closing Date, except to the extent that disclosure of any such information is requested or required by Applicable Laws or authorized by the Purchaser or reasonably occurs in connection with the settlement of adjustments, other amounts or disputes with respect to this Agreement. The provisions of this Section 12.01(1) will not apply to any information, documents or materials that are in the public domain or come into the public domain, other than by reason of a breach by the Vendor of its obligations hereunder.

          (2)      From and after the Closing Date, the Purchaser will, and will cause its Affiliates, directors, officers, employees, counsel, auditors, accountants, agents, advisors and other representatives, to keep the Vendor Information confidential following the Closing Date, except to the extent that disclosure of any Vendor Information is requested or required by Applicable Laws or authorized by the Vendor in writing or reasonably occurs in connection with disputes over the terms of this Agreement. The provisions of this Section 12.01(2) will not apply to any information, documents or materials that are in the public domain or will come in to the public domain, other than by reason of a breach by the Purchaser of its obligations hereunder. Notwithstanding the foregoing, the Purchaser will be permitted to disclose the Vendor Information to any of its Affiliates, provided such Affiliate agrees to comply with the terms of this Section 12.01(2) .

12.02 Limited Conditions

          For the avoidance of doubt, the only conditions to Closing are those set forth in Sections 7.01 and 7.02 herein, and no other covenants or conditions set forth in this Agreement are intended to have any effect on the Closing or the payment of the Purchase Price.

12.03 Further Assurances

          Each of the Vendor and the Purchaser will from time to time execute and deliver all such further documents and instruments and do all acts, matters and things as the other party may, either before or after the Closing Date, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

12.04 Time of the Essence

          Time is of the essence of this Agreement.

12.05 Fees and Commissions

          Except as otherwise provided in this Agreement or the Arrangement Agreement, each of the Vendor and the Purchaser will pay its respective legal and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant hereto and any other costs and expenses whatsoever and howsoever incurred and will indemnify and save harmless the other from and against any Loss for any broker’s, finder’s or placement fee or commission alleged to have been incurred as a result of any action by it in connection with the transactions hereunder.

12.06 Public Announcements

          Except as required by Applicable Laws, no public announcement or press release concerning the sale and purchase of the Assets may be made by the Vendor or the Purchaser without the prior consent and joint approval of the Vendor and the Purchaser.

12.07 Benefit of the Agreement

          This Agreement will enure to the benefit of and be binding upon the respective heirs, executors, administrators, other legal representatives, successors and permitted assigns of the parties.

12.08 Entire Agreement

          This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

12.09 Amendments and Waivers

          No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by both of the parties. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

12.10 Assignment

          This Agreement may not be assigned by the Vendor without the written consent of the Purchaser but may be assigned by the Purchaser without the consent of the Vendor to an Affiliate of the Purchaser, provided that such Affiliate enters into a written agreement with the Vendor to be bound by the provisions of this Agreement in all respects and to the same extent as the Purchaser is bound and provided that the Purchaser will continue to be bound by all the obligations hereunder as if such assignment had not occurred and perform such obligations to the extent that such Affiliate fails to do so.

12.11 Notices

          Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and will be given by personal delivery, by registered mail or by electronic means of communication addressed to the recipient as follows:

To the Vendor:

Dynamic Oil & Gas, Inc.
230 – 10991 Shellbridge Way
Richmond, BC V6X 3C6
Telecopier No.: (604) 214 0551

Attention: Don K. Umbach, Vice President, Chief Operating Officer

with a copy to:

McCarthy Tétrault LLP
Suite 3300, 421 - 7th Avenue S.W.
Calgary, AB T2P 4K9
Telecopier No.: (403) 260 3501
Attention: Ian Bock

And with a copy to:

Sequoia Oil & Gas Trust
1200, 500 – 4th Avenue S.W.
Calgary, AB T2P 2V6
Telecopier No.: (403) 770-6303

and with a copy to:

Gowling Lafleur Henderson LLP
1400, 700 – 2nd Street S.W.
Calgary, AB T2P 4V5
Telecopier No.: (403) 263-9193
Attention: Jeffrey Dyck

To the Purchaser:

Shellbridge Oil & Gas, Inc.
230 – 10991 Shellbridge Way
Richmond, BC V6X 3C6
Telecopier No.: (604) 214 0551

Attention: Don K. Umbach, Vice President, Chief Operating Officer

with a copy to:

McCarthy Tétrault LLP
Suite 3300, 421 - 7th Avenue S.W.
Calgary, AB T2P 4K9
Telecopier No.: (403) 260 3501
Attention: Ian Bock

or to such other street address, individual or electronic communication number or address as may be designated by notice given by either party to the other. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the third Business Day following the deposit thereof in the mail, and if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the Business Day during which such normal business hours next occur if not given during such hours on any day. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system that might affect the delivery of mail, any such demand, notice or other communication may not be mailed but must be given by personal delivery or by electronic communication.

12.12 Governing Law

          This Agreement is governed by and will be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein.

12.13 Attornment

          For the purpose of all legal proceedings this Agreement will be deemed to have been performed in the Province of Alberta and the courts of the Province of Alberta will have jurisdiction to entertain any action arising under this Agreement. The Vendor and the Purchaser each hereby attorns to the jurisdiction of the courts of the Province of Alberta.

12.14 Counterparts

          This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

12.15 Securities Disclosure

          The Vendor will make available to the Purchaser, its personnel and advisors (including any auditors, accountants, legal, engineering and environmental advisors engaged by the Purchaser) such information in the possession or control of the Vendor as may be reasonably required by the Purchaser to satisfy the disclosure obligations of the Purchaser relating to the Assets now or hereafter arising under any national instrument or local securities commission rule.

12.16 Electronic Execution

          Delivery of an executed signature page to this Agreement by any party by electronic transmission will be as effective as delivery of a manually executed copy of the Agreement by such party.

IN WITNESS WHEREOF the parties have executed this Agreement.

DYNAMIC OIL & GAS, INC.

Per:

Per:

SHELLBRIDGE OIL & GAS, INC.

Per:

Per:

SCHEDULE 1.01(A)

Facilities

SCHEDULE 1.01(B)

General Conveyance

THIS CONVEYANCE is made as of •, 2005; BETWEEN:

DYNAMIC OIL & GAS, INC., a corporation having an office in the City of Richmond, in the Province of British Columbia (the “Vendor”),

-and-

SHELLBRIDGE OIL & GAS, INC., a corporation having an office at the City of Calgary, in the Province of Alberta (the “Purchaser”)

          WHEREAS the Vendor has agreed to sell and convey the Vendor’s entire right, title, benefit and interest in the Assets to the Purchaser and the Purchaser has agreed to purchase and accept all of the Vendor’s right, title, benefit and interest in and to the Assets.

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and $1.00 of lawful money of Canada now paid by each of the parties to the other and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties agree as follows:

ARTICLE 1 - DEFINITIONS

          In this Conveyance, including the recital, “Agreement” means the Oil and Gas Asset Purchase Agreement made as of •, 2005 between the Vendor and the Purchaser. In addition, terms used in this Conveyance that are defined in the Agreement and are not otherwise defined herein will have the same meaning herein as in the Agreement.

ARTICLE 2 - CLOSING

          The Vendor and the Purchaser each hereby certify that it has performed and satisfied all agreements and obligations that it was required to perform or satisfy pursuant to the Agreement on or prior to the date hereof, that the representations and warranties made by it as contained in the Agreement are true in all material respects at and as of the Execution Date and the Closing Date, (except with respect to those representations and warranties that speak as to a particular date or time, which need only be true and correct as of such date and time) that all closing conditions in its favour have either been satisfied or are hereby waived, and Closing as the term is defined in the Agreement, is hereby completed.

ARTICLE 3 - CONVEYANCE

          The Vendor, for the consideration provided for in the Agreement, sells, assigns, transfers and conveys the entire right, title, benefit and interest of the Vendor (whether absolute or contingent, legal or beneficial) in and to the Assets to the Purchaser, its successors and assigns and the Purchaser purchases and accepts such interests from the Vendor, TO HAVE AND TO HOLD the same absolutely, subject to the terms of the Agreement, the Permitted Encumbrances and compliance with the terms of the Leases and the Title and Operating Documents.

ARTICLE 4 - TITLE AND POSSESSION

          The transfer of Title to and possession of the Vendor’s interest in and to the Assets will, subject to the terms of the Agreement, be effective as of the date of this Agreement.

ARTICLE 5 - SUBORDINATE DOCUMENT

          This Conveyance is executed and delivered by the parties pursuant to the Agreement for the purposes of the provisions of the Agreement, and the terms hereof will be read in conjunction with the terms of the Agreement. The Agreement will prevail if there is a conflict between the provisions of the Agreement and this Conveyance.

ARTICLE 6 - ENUREMENT

          This Conveyance enures to the benefit of and is binding upon the parties and their respective successors and permitted assigns.

ARTICLE 7 - FURTHER ASSURANCES

          The Vendor will from time to time and at all times hereafter upon every reasonable request of the Purchaser or its successors and assigns, and without further consideration, do and perform or cause to be done or performed all such further acts and things, and execute or cause to be executed all such further deeds, documents, writings or other instruments and give all such further assurances as may be required by the Purchaser to effectively carry out the intent and meaning hereof and of the Asset Purchase Agreement.

ARTICLE 8 - GOVERNING LAW

          This Agreement will be governed by and construed in accordance with the laws of the Province of Alberta.

IN WITNESS WHEREOF the parties have executed this Agreement.

DYNAMIC OIL & GAS, INC.

Per:

Per:

SHELLBRIDGE OIL & GAS, INC.

Per:

Per:

SCHEDULE 1.01(C)

Lands, Leases, Hydrocarbon Interests, Encumbrances and Wells

JUN-15-2005
14:36:04

DYNAMIC OIL & GAS, INC.

Page 1
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CHOWADE
All Active - Active Splits

B004-M002

TYPES	DATES	RENTAL INFO	
Lse: PNG	Lease: NOV-06-2002	Gross$: 2,137.50	
Fh/Cr: CR	Effec: NOV-06-2002	Net $: 641.25	
	Expiry: NOV-06-2012	Date: NOV-06	
	Acquir: NOV-06-2002	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg: HUSKY
	Min.Int: 100.0000000%	Cr. No: LSE 53561	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,137.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	265.000 /	79.500	Expose:	265.000	
: (A)	662.500 /	198.750	:	712.500	
Devel: (H)	0.000 /	0.000	UnDevel:	265.000 /	79.500
: (A)	0.000 /	0.000	:	662.500 /	198.750
Prod: (H)	0.000 /	0.000	NonProd:	265.000 /	79.500
: (A)	0.000 /	0.000	:	662.500 /	198.750

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
STARPOINT	30.0000000
HUSKY	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalty.

LANDS / RIGHTS / WELLS

NTS 94-B-9 BLK D 76, 77, 86, 87 NP
PNG from SURFACE to BASEMENT

B004-M001

Lse: PNG	Lease: FEB-23-2005	Gross$: 8,550.00	
Fh/Cr: CR	Effec: FEB-23-2005	Net $: 5,985.00	
	Expiry: FEB-23-2015	Date: FEB-23	
	Acquir: JUN-01-2004	Freq: ANNUAL	
	Termin:	Payor: HUSKY	Catg: HUSKY
	Min.Int: 100.0000000%	Cr. No: LSE 56530	Acq.: SEISMIC OP

LESSOR	Rental %	Rental $
MINISTER	100.0000000	8,550.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,140.000 /	798.000	Expose:	1,140.000	
: (A)	2,850.000 /	1,995.000	:	2,850.000	
Devel: (H)	285.000 /	285.000	UnDevel:	855.000 /	513.000
: (A)	712.500 /	712.500	:	2,137.500 /	1,282.500
Prod: (H)	0.000 /	0.000	NonProd:	1,140.000 /	798.000
: (A)	0.000 /	0.000	:	2,850.000 /	1,995.000

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI ROFR:

PARTNERS	WI before Earning	BPO Working >Interests<	APO Working Interests
DYNAMIC	0.0000000	100.0000000	60.0000000
HUSKY	100.0000000	0.0000000	40.0000000
	100.0000000	100.0000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalty.
ORR		HUSKY	100.0000000	ALL	100.0000000		S/S: 1/23.8335 (5.0000 - 15.0000%) OIL; 15.0000% GAS, ON 100.0000% PRODUCTION; CONV Payout TO 40.0000000%. Farmor's Convertible ORR (Sliding Scale). Note Payout defined under CAPL 1997 Farmout & Royalty Procedure- Clause 1.01(l)- Alternate (A). DEDUCT: 50.0000% of Market Price Max less Transportation/Marketing costs.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	285.000 /	285.000	Expose:	285.000	
: (A)	712.500 /	712.500	:	712.500	
Devel: (H)	285.000 /	285.000	UnDevel:	0.000 /	0.000
: (A)	712.500 /	712.500	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	285.000 /	285.000
: (A)	0.000 /	0.000	:	712.500 /	712.500

NTS 94-B-9 BLK D UNITS 94 & 95 NP
NTS 94-B-9 BLK E UNITS 4,5 NP
PNG from SURFACE to BASE of ARTEX-HALFWAY-DOIG
GSU for Test Well 200/c-95-D 94-B-09/00
200/c-095-D/094-B-09/00 (STG)

JUN-15-2005
14:36:04

DYNAMIC OIL & GAS, INC.

Page 2
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CHOWADE
All Active - Active Splits

TYPES	DATES	RENTAL INFO
B004-M001 cont...		

WORKING INTERESTS

Split: **B** Status: **ACTIVE** Operator: **DYNAMIC** Int.: **WI** Prod.: **NP**
Extension: AMI: ROFR:

LANDS / RIGHTS / WELLS

NTS 94-B- 9 BLK D 92, 93
NTS 94-B- 9 BLK E 2, 3, 12-15, 22-25
PNG from SURFACE to BASE of ARTEX-HALFWAY-DOIG
REMAINDER OF BLOCK 'A' FARMOUT LANDS

PARTNERS	Working >Interests<
DYNAMIC	60.0000000
HUSKY	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC Crown Royalty

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	855.000 /	513.000	Expose:	855.000	
: (A)	2,137.500 /	1,282.500		2,137.500	
Devel: (H)	0.000 /	0.000	UnDevel:	855.000 /	513.000
: (A)	0.000 /	0.000	:	2,137.500 /	1,282.500
Prod: (H)	0.000 /	0.000	NonProd:	855.000 /	513.000
: (A)	0.000 /	0.000	:	2,137.500 /	1,282.500

B004-M003

Lse: **PNG**	Lease: **JUN-30-2003**	Gross$: **8,550.00**	
P/V/C: **CR**	Effect: **JUN-30-2003**	Net $: **2,992.50**	
	Expiry: **JUN-30-2013**	Date: **JUN-30**	
	Acquir: **JUN-30-2003**	Freq: **ANNUAL**	
	Termin:	Payor: **HUSKY**	Calg: **HUSKY**
	Min.Int.: **100.0000000%**	Cr. No: **LSE 54869**	Acq.: **FO**

LESSOR	Rental %	Rental $
MINISTER	100.0000000	8,550.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,140.000 /	399.000	Expose:	1,140.000	
: (A)	2,850.000 /	997.500	:	2,850.000	
Devel: (H)	285.000 /	142.500	UnDevel:	855.000 /	256.500
: (A)	712.500 /	356.250	:	2,137.500 /	641.250
Prod: (H)	0.000 /	0.000	NonProd:	1,140.000 /	399.000
: (A)	0.000 /	0.000	:	2,850.000 /	997.500

Split: **A** Status: **ACTIVE** Operator: **STARPOINT** Int.: **WI** Prod.: **NP**
Extension: AMI: ROFR:

NTS 94-B- 9 BLK E UNITS 38, 39, 48, 49 NP
PNG from SURFACE to BASE of 36002 CHARLIE LK 'A'
200/d-038-E/094-B-0900 (GAS)

PARTNERS	BPO Working >Interests<	APO Working Interests
DYNAMIC	50.0000000	30.0000001
STARPOINT	50.0000000	30.0000000
HUSKY	0.0000000	40.0000000
	100.0000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalty.
ORR		HUSKY	100.0000000	ALL	100.0000000		S/S: 1/23.8365 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV Payout TO 40.0000000%. Farmor's Convertible ORR (Sliding Scale). Note Payout defined under CAPL 1997 Farmout & Royalty Procedure- Clause 1.01(f)- Alternate (A). DEDUCT: 50.0000% of Market Price Max less Transportation/Marketing costs.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	285.000 /	142.500	Expose:	285.000	
: (A)	712.500 /	356.250	:	712.500	
Devel: (H)	285.000 /	142.500	UnDevel:	0.000 /	0.000
: (A)	712.500 /	356.250	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	285.000 /	142.500
: (A)	0.000 /	0.000	:	712.500 /	356.250

JUN-15-2005
14:36:06

DYNAMIC OIL & GAS, INC.

Page 6
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M034			
Lse: PNG	Lease: OCT-08-2003	Gross$: 2,137.50	
Fh/Cr: CR	Effect: OCT-08-2003	Net $: 1,068.75	
	Expiry: OCT-08-2013	Date: OCT-08	
	Acquir: OCT-08-2003	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg:
	Min.Int.: 100.0000100%	Cr. No: LSE 54767	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.000000	2,137.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	285.000 /	142.500	Expose:	285.000	
: (A)	712.500 /	356.250	:	712.500	
Devel: (H)	0.000 /	0.000	UnDevel:	285.000 /	142.500
: (A)	0.000 /	0.000	:	712.500 /	356.250
Prod: (H)	0.000 /	0.000	NonProd:	285.000 /	142.500
: (A)	0.000 /	0.000	:	712.500 /	356.250

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	50.0000000
STARPOINT	50.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC Crown Royalty

LANDS / RIGHTS / WELLS

NTS 94-B-10 BLK H UNITS 92, 93 NP
NTS 94-B-10 BLK I UNITS 2, 3 NP
PNG from BASE of FERNIE-NORDEGG to BASEMENT
46002 Fernie-Nordegg defined in interval 4318.2'-4752.4' on Gamma Ray NeutronLog of well WA 239 C-53-D/94-B-09. Potential for Archaeological Resources exists; overview assessment may be required.

B003-M022			
Lse: PNG	Lease: MAR-26-2003	Gross$: 8,939.08	
Fh/Cr: CR	Effect: MAR-26-2003	Net $: 2,681.72	
	Expiry: MAR-26-2008	Date: MAR-26	
	Acquir: MAR-26-2003	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg: VINTAGE
	Min.Int.: 110.0000000%	Cr. No: LIC 53929	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	8,939.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	2,554.000 /	766.200	Expose:	2,554.000	
: (A)	6,385.000 /	1,915.500	:	6,385.000	
Devel: (H)	0.000 /	0.000	UnDevel:	2,554.000 /	766.200
: (A)	0.000 /	0.000	:	6,385.000 /	1,915.500
Prod: (H)	0.000 /	0.000	NonProd:	2,554.000 /	766.200
: (A)	0.000 /	0.000	:	6,385.000 /	1,915.500

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	851.000 /	255.300	Expose:	851.000	
: (A)	2,127.500 /	638.250	:	2,127.500	
Devel: (H)	0.000 /	0.000	UnDevel:	851.000 /	255.300
: (A)	0.000 /	0.000	:	2,127.500 /	638.250
Prod: (H)	0.000 /	0.000	NonProd:	851.000 /	255.300
: (A)	0.000 /	0.000	:	2,127.500 /	638.250

NTS 94-B-10 BLK J UNITS 80, 90, 100 NP
NTS 94-B-10 BLK K UNITS 71, 81, 91 NP
NTS 94-B-15 BLK B UNIT 10 NP
NTS 94-B-15 BLK C UNITS 1, 14, 15, 24, 25 NP
PNG from SURFACE to BASEMENT
Parcel is located within an area identified by the Halfway River First Nation as critical community use; consultation may be requested by the First Nation. May be required to co-ordinate access with other operators. Potential for archealogocial resources exists, overview assessment may be required.

Split: B Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
DAYLIGHT	40.0000000
	100.0000000

NTS 94-B-15 BLK C UNITS 52, 53, 54, 55, 62, 63, 64, 65 NP
PNG from SURFACE to BASEMENT excluding NG from TOP of BALDONNEL to BASE of BALDONNEL
36801 Baldonnel-Upper Charlie Lake Zone: is defined in the interval 4604' - 4750' on the sonic log of the well WA 2820 d-99-B/94-G8.
Parcel is located within an area identified by the Halfway River First Nation as critical community use; consultation may be requested by the First Nation. May be required to co-ordinate access with other operators. Potential for archealogocial resources exists, overview assessment may be

JUN-15-2005
14:36:07

DYNAMIC OIL & GAS, INC.

Page 10
User SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M001			
Lse: PNG	Lease: MAR-01-1966	Gross$: 10,542.50	
Fh/Cr: CR	Effect: MAR-01-1966	Net $: 1,277.10	
	Expiry: MAR-01-1976	Date: MAR-01	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min Int.: 100.0000000%	Cr. No: LSE 4524	Acq.: FO

LESSOR	Rental %	Rental $
MINSTER	100.000000	10,542.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	565.440 /	169.632	Expose:	565.440	
: (A)	1,413.600 /	424.080	:	1,413.600	
Devel: (H)	0.000 /	0.000	UnDevel:	565.440 /	169.632
: (A)	0.000 /	0.000	:	1,413.600 /	424.080
Prod: (H)	0.000 /	0.000	NonProd:	565.440 /	169.632
: (A)	0.000 /	0.000	:	1,413.600 /	424.080

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: 58(3)(A) MAR-01-2076 AM/N ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
STARPOINT	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV. DOL File B003-C003 NPI Agree't dated September 11, BP (formerly ANOCO) entitled to 33.333% of the Net Profits when the cumulative volume of the NG produced from all the Leases described on Sch "A" attached to the NPI agreement exceeds 7.5 BCF. Calculation of the cumulative volume shall commence Jul-1-95. As at Jun-1-02 cum @ 5.5 BCF (2 BCF Remaining). NPI on PNG to base Baldonnel.
ORR		DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 6 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK C UNITS 12,13,22,23 NP
NTS 94-B-15 BLK C UNITS 34,35,44,45 NP
PNG from SURFACE to BASE of BALDONNEL

TYPES	DATES	RENTAL INFO	
B003-M005			
Lse: PNG	Lease: SEP-30-1998	Gross$: 2,130.00	
Fh/Cr: CR	Effect: SEP-30-1998	Net $: 639.00	
	Expiry: SEP-30-2008	Date: SEP-30	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 49045	Acq.: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,130.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	284.000 /	85.200	Expose:	284.000	
: (A)	710.000 /	213.000	:	710.000	
Devel: (H)	0.000 /	0.000	UnDevel:	284.000 /	85.200
: (A)	0.000 /	0.000	:	710.000 /	213.000
Prod: (H)	0.000 /	0.000	NonProd:	284.000 /	85.200
: (A)	0.000 /	0.000	:	710.000 /	213.000

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AM/N ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
STARPOINT	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
ORR		DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 6 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

NTS 94-B-15 BLK C UNITS 12,13,22,23 NP
PNG from BASE of BALDONNEL to BASE of MONTNEY
Baldonnel zone defined by interval 491'-5063' on SG Log of the well WA 827 A-86-C/94-B-15. Parcel may contain critical waterfowl or trumpeter swan nesting areas, wildlife reserve areas or sensitive riparian habitats. Constraints may apply on development, depending on location. Potential for archaeological resources exists, overview assessment may be required.

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PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

B003-M044

TYPES	DATES	RENTAL INFO	
B003-M044			
Lse: PNG	Lease: JUL-29-2004	Gross$: 2,122.50	
Fh/Cr: CR	Effect: JUL-29-2004	Net $: 1,061.25	
	Expiry: JUL-29-2014	Date: JUL-29	
	Acquir: JUL-29-2004	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg: STARPOINT
	Min.Int.: 100.0000000%	Cr. No: LSE 55703	Acq: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	141.500	Expose:	283.000	
: (A)	707.500 /	353.750	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	141.500
: (A)	0.000 /	0.000	:	707.500 /	353.750
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	141.500
: (A)	0.000 /	0.000	:	707.500 /	353.750

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	50.0000000
STARPOINT	50.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC Crown Royalty.

LANDS / RIGHTS / WELLS
NTS 94-B-15 BLK C UNITS 92, 93
NTS 94-B-15 BLK F UNITS 2, 3
PNG from SURFACE to BASEMENT

B003-M003

TYPES	DATES	RENTAL INFO	
B003-M003			
Lse: PNG	Lease: MAR-01-1966	Gross$: 1,065.00	
Fh/Cr: CR	Effect: MAR-01-1966	Net $: 532.50	
	Expiry: MAR-01-1976	Date: JUN-20	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 3324	Acq: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	1,065.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	142.000 /	71.000	Expose:	142.000	
: (A)	355.000 /	177.500	:	355.000	
Devel: (H)	0.000 /	0.000	UnDevel:	142.000 /	71.000
: (A)	0.000 /	0.000	:	355.000 /	177.500
Prod: (H)	0.000 /	0.000	NonProd:	142.000 /	71.000
: (A)	0.000 /	0.000	:	355.000 /	177.500

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: JUN-25-2073 AMI: N ROFR: N

PARTNERS	W.I. BPO subject to >Farmor GORR<	W.I. APO
DYNAMIC	50.0000000	30.0000000
UPTON	50.0000000	30.0000000
DAYLIGHT	0.0000000	40.0000000
	100.0000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV. Net Profits Agreement dated September 11, 1995 between Amoco Canada Oil and Gas (Grantee) and 662343 Alberta Limited (Grantor). Grantee entitled to 33.333% of the Net Profits when the cumulative volume of the NG produced from all the leases described on Sch "A" attached to the NPI agreement exceeds 7.5 BCF. Calculation of this cumulative volume shall commence Jul-1-95. As at Jun-1-02 cum @ 5.5 BCF (2 BCF Remaining).
ORR		DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 8 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

NTS 94-B-15 BLK C UNITS 96,97 NP
PNG from SURFACE to BASE of BALDONNEL
200/d-038-E/094-B-09/00 (GAS)

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PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M004			
Lse: PNG	Lease: FEB-24-1999	Gross$: 2,122.50	
Fh/Cr: CR	Effect: FEB-24-1999	Net $: 1,061.25	
	Expiry: FEB-24-2009	Date: FEB-24	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 49316	Acq: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	141.500	Expose:	283.000	
: (A)	707.500 /	353.750	:	707.500	
Devel: (H)	283.000 /	141.500	UnDevel:	0.000 /	0.000
: (A)	707.500 /	353.750	:	0.000 /	0.000
Prod: (H)	283.000 /	141.500	NonProd:	0.000 /	0.000
: (A)	707.500 /	353.750	:	0.000 /	0.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: N ROFR: N

PARTNERS	Working >Interests BPO<	WI. APO (subj.to conv of ORR).
DYNAMIC	50.0000000	30.0000000
UPTON	50.0000000	30.0000000
DAYLIGHT	0.0000000	40.0000000
	100.0000000	100.0000000

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK C UNITS 96,97 P
NTS 94-B-15 BLK F UNITS 6,7 P
PNG from BASE of PARDONET-BALDONNEL to BASE of MONTNEY
PNG below base Montney retained by Vintage 100%. The 38002 Pardonet-Baldonnel zone defined in the interval 4752.4'- 5001.2' on the GRNL of the well WA 238 c-53-D/94-B-09. May be required to coordinate access with timber tenure holder. Potential for archaeological resources exists; overview assessment may be required.

200/b-007-F/094-B-15/00 (GAS)
200/b-007-F/094-B-15/02 (STG)
200/b-007-F/094-B-15/03 (STG)
200/b-007-F/094-B-15/04 (STG)

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV. Net Profits Agreement dated September 11, 1995 between Amoco Canada Oil and Gas (Grantee) and 662343 Alberta Limited (Grantor). Grantee entitled to 33.333% of the Net Profits when the cumulative volume of the NG produced from all the Leases described on Sch "A" attached to the NPI agreement exceeds 7.5 BCF. Calculation of this cumulative volume shall commence Jul-1-95. As at Jun-1-02 cum @ 5.5 BCF (2 BCF Remaining).
ORR		DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 6 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

TYPES	DATES	RENTAL INFO	
B003-M006			
Lse: PNG	Lease: FEB-24-1999	Gross$: 2,122.50	
Fh/Cr: CR	Effect: FEB-24-1999	Net $: 636.75	
	Expiry: FEB-24-2009	Date: FEB-24	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 49317	Acq: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: N ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
UPTON	30.0000000
DAYLIGHT	40.0000000
	100.0000000

NTS 94-B-15 BLK C UNITS 98,99 NP
NTS 94-B-15 BLK F 8,9 NP
PNG from SURFACE to BASE of MONTNEY
Note Rights below base of Montney 100% Vintage Petroleums.
Lessee may be required to coordinate access with timber tenure holder. Potential for archaeological resources exiss, overview assessment may be required.

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
ORR		DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 6 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

Genesis 1 State House Software Limited

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PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	WORKING INTERESTS	LANDS / RIGHTS / WELLS

B003-M006 cont..
Split: A cont...

B003-M045

Lse: PNG	Lease: MAY-27-2004	Gross$:	2,122.50		
Fh/Cr: CR	Effect: MAY-27-2004	Net $:	1,061.25		
	Expiry: MAY-27-2014	Date:	MAY-27		
	Acquir: MAY-27-2004	Freq:	ANNUAL		
	Termin:	Payor:	STARPOINT	Catg:	STARPOINT
	Min.Int.: 100.0000000%	Cr. No:	LSE 55471	Acq.:	JA

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	141.500	Expose:	283.000	
: (A)	707.500 /	353.750	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	141.500
: (A)	0.000 /	0.000	:	707.500 /	353.750
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	141.500
: (A)	0.000 /	0.000	:	707.500 /	353.750

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	50.0000000
STARPOINT	50.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	SS	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC CROWN ROYALTY.

NTS 94-B-15 BLK C 100 NP
NTS 94-B-15 BLK D 91 NP
NTS 94-B-15 BLK E 1 NP
NTS 94-B-15 BLK F 10 NP
PNG from SURFACE to BASEMENT

B003-M042

Lse: PNG	Lease: APR-28-2004	Gross$:	2,122.50		
Fh/Cr: CR	Effect: APR-28-2004	Net $:	636.75		
	Expiry: APR-28-2014	Date:	APR-28		
	Acquir: APR-28-2004	Freq:	ANNUAL		
	Termin:	Payor:	STARPOINT	Catg:	STARPOINT
	Min.Int.: 100.0000000%	Cr. No:	LSE 55318	Acq.:	CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR		MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC Crown Royalty.

NTS 94-B-15 BLK E UNITS 11, 21
NTS 94-B-15 BLK F UNITS 20, 30
PNG from SURFACE to BASEMENT

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PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M039			
Lse: PNG	Lease: JAN-14-2004	Gross$: 2,122.50	
Fh/Cr: CR	Effect: JAN-14-2004	Net $: 1,061.25	
	Expiry: JAN-14-2014	Date: JAN-14	
	Acquir: JAN-14-2014	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg: STARPOINT
	Min Int: 100.0000000%	Cr. No: LSE 55094	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	141.500	Expose:	283.000	
: (A)	707.500 /	353.750	:	707.500	
Devel: (H)	283.000 /	141.500	UnDevel:	0.000 /	0.000
: (A)	707.500 /	353.750	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	141.500
: (A)	0.000 /	0.000	:	707.500 /	353.750

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	50.0000000
STARPOINT	50.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR		MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC Crown Royalty.

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK E UNITS 71,81 NP
NTS 94-B-15 BLK F UNITS 80, 90 NP
PNG from SURFACE to BASEMENT
Parcel is located within the boundaries of th Halfway-Graham Pre-TenurPlan. Conditions identified in the Plan apply to those portions of the Parcel within the Plan area. Parcel is located within an area identified by the West Moberly First Nation as consultation Area, consultation will be requested by the the First Nation. Access and Wellsite coastructin restricutions may apply to protect recreational values. May be required to coordinate access with Timber Tenure Holder - potential for archaeological resources exists; overview assessment my be required.

200/c-080-F/094-B-15/00 (STG)

TYPES	DATES	RENTAL INFO	
B003-M015			
Lse: PNG	Lease: JAN-15-1975	Gross$: 2,122.50	
Fh/Cr: CR	Effect: JAN-15-1975	Net $: 636.75	
	Expiry: JAN-15-1985	Date: JAN-15	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 7511	Acq.: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	283.000 /	84.900	UnDevel:	0.000 /	0.000
: (A)	707.500 /	212.250	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: 58(3)(A) JAN-31-2006 AMI: N ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
DAYLIGHT	40.0000000
STARPOINT	30.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV. DOL File B003-C003 NPI Agreet dated September 11, BP (formerly AMOCO) entitled to 33.333% of the Net Profits when the cumulative volume of the NG produced from all the Leases described on Sch "A" attached to the NPI agreement excess 7.5 BCF. Calculation of his cumulative volume shall commence Jul-1-95. As at Jun-1-02 cum @ 5.5 BCF (2 BCF Remaining). NPI on PNG to base Baldonnel.

NTS 94-B-15 BLK E UNIT 91 NP
NTS 94-B-15 BLK F UNIT 100 NP
NTS 94-B-15 BLK K UNIT 10 NP
NTS 94-B-15 BLK L UNIT 1 NP
PNG from SURFACE to BASE of HALFWAY
Note: Earning Block slection identified that PNG to base Halfway would be earned. But the final earning confirmation signed by Vintage identified earning only to the bse Charlie Lake. Specific zone discription is Charlie Lake 'A' marker.
200/d-091-E/094-B-15/00 (SSG)
200/d-091-E/094-B-15/02 (GAS)
200/d-091-E/094-B-15/03 (SSG)
202/d-091-E/094-B-15/02

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PROPERTY REPORT - (sorted by Geographic)
Prov.:BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M032			
Lse: PNG	Lease: AUG-13-2003	Gross$: 2,122.50	
Fh/Cr: CR	Effect: AUG-13-2003	Net $: 849.00	
	Expiry: AUG-13-2013	Date: AUG-13	
	Acquir: AUG-13-2003	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int: 100.0000000%	Cr. No: LSE 54549	Acq.: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	113.200	Expose:	283.000	
: (A)	707.500 /	283.000	:	707.500	
Devel: (H)	283.000 /	113.200	UnDevel:	0.000 /	0.000
: (A)	707.500 /	283.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd.	283.000 /	113.200
: (A)	0.000 /	0.000	:	707.500 /	283.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DAYLIGHT Int.: WI Prod.: NP
Extension: AMI: Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	40.0000000
DAYLIGHT	60.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			ON 100.0000% PRODUCTION; NONCONV. Crown Royalty

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK E UNIT 91 NP
NTS 94-B-15 BLK F UNIT 100 NP
NTS 94-B-15 BLK K UNIT 10 NP
NTS 94-B-15 BLK L UNIT 1 NP
PNG from BASE of ARTEX-HALFWAY-DOIG to BASEMENT
Access and welsite construction restrictions may apply to protect fish habitat, Unstable soils. May be required to coordinate access with timber tenure holders and with other operators. Potential for archaeological resources exists; overview assessment my be required.

202/d-091-E/094-B-15/00 (STG)

TYPES	DATES	RENTAL INFO	
B003-M007			
Lse: PNG	Lease: DEC-16-1961	Gross$: 5,310.00	
Fh/Cr: CR	Effect: DEC-16-1961	Net $: 1,805.40	
	Expiry: DEC-16-1971	Date: DEC-16	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int: 100.0000000%	Cr. No: LSE 2028	Acq.: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	5,310.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	708.000 /	240.720	Expose:	708.000	
: (A)	1,770.000 /	601.800	:	1,770.000	
Devel: (H)	424.600 /	155.700	UnDevel:	283.400 /	85.020
: (A)	1,061.500 /	389.250	:	708.500 /	212.550
Prod: (H)	141.600 /	70.800	NonProd.	566.400 /	169.920
: (A)	354.000 /	177.000	:	1,416.000 /	424.800

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: N ROFR: N

PARTNERS	W.I. BPO subject to >Farmor GORR<	W.I. APO
DYNAMIC	50.0000000	30.0000000
UPTON	50.0000000	30.0000000
DAYLIGHT	0.0000000	40.0000000
	100.0000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV. Net Profits Agreement dated September 11, 1995 between Amoco Canada Oil and Gas (Grantee) and 662343 Alberta Limited (Grantor). Grantee entitled to 33.333% of the Net Profits when the cumulative volume of the NG produced from all the Leases described on Sch "A" attached to the NPI agreement exceeds 7.5 BCF. Calculation of this cumulative volume shall commence Jul-1-95. As at Jun-1-02 cum @ 5.5 BCF (2 BCF Remaining). NPI is on PNG to base Baldonnel
ORR		DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 5 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

NTS 94-B-15 BLK F UNITS 6, 7 P
PNG from SURFACE to BASE of PARDONET-BALDONNEL

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	141.600 /	70.800	Expose:	141.600	
: (A)	354.000 /	177.000	:	354.000	
Devel: (H)	141.600 /	70.800	UnDevel:	0.000 /	0.000

Datavue | White House Software Limited

JUN-15-2005
14:36:11

DYNAMIC OIL & GAS, INC.

Page 18
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO
B003-M007 cont...		
Split: A cont...		

WORKING INTERESTS — **LANDS / RIGHTS / WELLS**

: (A)	354.000 /	177.000	:	0.000 /	0.000
Prod. (H)	141.600 /	70.800	NonProd:	0.000 /	0.000
: (A)	354.000 /	177.000	:	0.000 /	0.000

Split: **B** Status: **ACTIVE** Operator: **STARPOINT** Int.: **WI** Prod.: **NP**
Extension: AMI: **N** ROFR: **N**

NTS 94-B-15 BLK F UNITS 18, 19, 28, 29 NP
PNG from SURFACE to BASE of PARDONET-BALDONNEL
200/c-018-F/094-B-15/00 (D&A)
200/b-019-F/094-B-15/00 (D&A)

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
STARPOINT	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV. Net Profits Agreement dated September 11, 1995 between Amoco Canada Oil and Gas (Grantee) and 662343 Alberta Limited (Grantor). Grantee entitled to 33.333% of the Net Profits when the cumulative volume of the NG produced from all the Leases described on Sch "A" attached to the NPI agreement exceeds 7.5 BCF. Calculation of this cumulative volume shall commence Jul-1-95. As at Jun-1-02 cum @ 5.5 BCF (2 BCF Remaining). NPI is on PNG to base Baldonnel

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.200 /	84.960	Expose:	283.200	
: (A)	708.000 /	212.400	:	708.000	
Devel: (H)	283.000 /	84.900	UnDevel:	0.200 /	0.060
: (A)	707.500 /	212.250	:	0.500 /	0.150
Prod: (H)	0.000 /	0.000	NonProd:	283.200 /	84.960
: (A)	0.000 /	0.000	:	708.000 /	212.400

Split: **C** Status: **ACTIVE** Operator: **STARPOINT** Int.: **WI** Prod.: **NP**
Extension: AMI: **N** ROFR: **N**

NTS 94-B-15 BLK F UNITS 16, 17,26, 27 NP
PNG from SURFACE to BASE of PARDONET-BALDONNEL excluding NG from TOP of BALDONNEL to BASE of BALDONNEL
See Split 'C' Descriptive comment.
200/a-017-F/094-B-15/00 (SSG)

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
STARPOINT	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV.

JUN-15-2005
14:36:12

DYNAMIC OIL & GAS, INC.

Page 20
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M009			
Lse: PNG	Lease: SEP-24-1997	Gross$: 2,122.50	
Fh/Cr: CR	Effect: SEP-24-1997	Net $: 636.75	
	Expiry: SEP-24-2007	Date: SEP-24	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int: 100.0000000%	Cr. No: LSE 48238	Acq: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	283.000 /	84.900	UnDevel:	0.000 /	0.000
: (A)	707.500 /	212.250	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: N ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
STARPOINT	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
ORR		DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 6 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK F UNITS 18,19,28,29 NP
PNG from BASE of PARDONET-BALDONNEL to BASE of MONTNEY
38002 Pardonet-Baldonnel zone defined in the interval 4752.4' - 4001.2' on the GRNL of the well WA 238 c-53-D/94-B-09. May be required to coordinate access with timber tenure holder; access and development plans may be required. Access and wellsite construction restrictions may apply to project: Visual quality from cypress recreational trail. Sensitive fisheries values in area streams. Sensitive riparian habitats. Potential for archaeological resources exists; overview assessment may be required.

200/d-019-F/094-B-15/00 (D&A)

TYPES	DATES	RENTAL INFO	
B003-M026			
Lse: PNG	Lease: MAR-26-2003	Gross$: 2,122.50	
Fh/Cr: CR	Effect: MAR-26-2003	Net $: 636.75	
	Expiry: MAR-26-2013	Date: MAR-26	
	Acquir: MAR-26-2003	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 53986	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.

NTS 94-B-15 BLK F UNITS 36,37, 46, 47 NP
PNG from SURFACE to BASEMENT
Parcel is located within an area identified by the Halfway River First Nation as critical community use; consultation may be requested by the First Nation. Access and Wellsite construction may apply to protect gravel & aggregate Resources. May be be required to coordinate access with other operators. Potential for archealogocial resources exists, overview assessment may be required.

JUN-15-2005
14:36:12

DYNAMIC OIL & GAS, INC.

Page 22
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M012			
Lse: PNG	Lease: SEP-22-1999	Gross$: 2,122.50	
Fr/Cr: CR	Effect: SEP-22-1999	Net $: 1,061.25	
	Expiry: SEP-22-2009	Date: SEP-22	
	Acquir: JUN-20-2003	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 49878	Acq.: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	141.500	Expose:	283.000	
: (A)	707.500 /	353.750	:	707.500	
Devel: (H)	283.000 /	141.500	UnDevel:	0.000 /	0.000
: (A)	707.500 /	353.750	:	0.000 /	0.000
Prod: (H)	283.000 /	141.500	NonProd:	0.000 /	0.000
: (A)	707.500 /	353.750	:	0.000 /	0.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: P
Extension: AMI: N ROFR: N

PARTNERS	Working >Interests BPO<	WI, APO (subj.to conv of ORR)
DYNAMIC	50.0000000	30.0000000
UPTON	50.0000000	30.0000000
DAYLIGHT	0.0000000	40.0000000
	100.0000000	100.0000000

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK F UNITS 56,57,66,67 P
PNG from SURFACE to BASE of DOIG
PNG rights below base Doig retained by Vintage 100%. Parcel is located within an area identified as the Traditional Lands of the Halfway River First Nation. Consultation with the First nation will be required. Access and wellsite construction restrctions may apply to protect: Fish habitat, riparian habitats, Steep terrain. May be required ot coordinate access with timber tenure holder. Potential for archaeological resources exists; overview assessmay be required.
200/a-086-C/094-B-15/00 (ABG)
200/a-086-C/094-B-15/03 (SWT)
200/d-087-C/094-B-15/00 (SSG)
200/d-087-C/094-B-15/02 (SSP)
200/d-067-F/094-B-15/00 (GAS)
200/d-067-F/094-B-15/02 (GAS)

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	T/K	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
ORR		DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 6 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

TYPES	DATES	RENTAL INFO	
B003-M016			
Lse: PNG	Lease: JUL-17-2002	Gross$: 2,122.50	
Fr/Cr: CR	Effect: JUL-17-2002	Net $: 1,061.25	
	Expiry: JUL-17-2012	Date: JUL-17	
	Acquir: JUL-17-2002	Freq: ANNUAL	
	Termin:	Payor: CRESCENT	Catg: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 53116	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	141.500	Expose:	283.800	
: (A)	707.500 /	353.750	:	709.500	
Devel: (H)	283.800 /	141.900	UnDevel:	-0.800	
: (A)	709.500 /	354.750	:	-2.000	
Prod: (H)	283.800 /	141.900	NonProd:	-0.800	
: (A)	709.500 /	354.750	:	-2.000	

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: P
Extension: AMI: Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	50.0000000
UPTON	50.0000000
	100.0000000

NTS 94-B-15 BLK F UNITS 58,59,68,69 P
PNG from SURFACE to BASEMENT
200/c-059-F/094-B-15/02 (GAS)

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	T/K	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.

JUN-15-2005
14:36:13

Page 24
User: SARAH

DYNAMIC OIL & GAS, INC.

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M013			
Lse: PNG	Lease: JAN-17-1995	Gross$: 8,482.50	
Fh/Cr: CR	Effec: JAN-17-1995	Net $: 2,332.69	
	Expiry: JAN-17-2005	Date: JAN-17	
	Acquir: JUN-20-2002	Freq: ANNUAL	
	Termin:	Payor: DAYLIGHT	Catg: VINTAGE
	Min.Int.: 100.1000000%	Cr. No: LSE 45324	Acq.: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	8,482.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	849.120 /	311.456	Expose:	849.120	
: (A)	2,122.800 /	778.640	:	2,122.800	
Devel: (H)	283.600 /	141.800	UnDevel:	565.520 /	169.656
: (A)	709.000 /	354.500	:	1,413.800 /	424.140
Prod: (H)	283.600 /	141.800	NonProd:	565.520 /	169.656
: (A)	709.000 /	354.500	:	1,413.800 /	424.140

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: P
Extension: SEC. 62 JAN-16-2006 AMI: N ROFR: N

PARTNERS	W.I. BPO subject to >Farmor GORR<	W.I. APO
DYNAMIC	50.0000000	30.0000000
UPTON	50.0000000	30.0000000
DAYLIGHT	0.0000000	40.0000000
	100.0000000	100.0000000

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK K UNITS 15,17,26,27 P
PNG from SURFACE to BASE of CHARLIE LAKE
35002 Charlie Lake "A" Marker* is the specific description.**
200/b-027-K/094-B-15/00 (D&A)
202/b-027-K/094-B-15/00 (ABG)
200/c-077-F/094-B-15/00

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV. Net Profits Agreement dated September 11, 1995 between Amoco Canada Oil and Gas (Grantee) and 662343 Alberta Limited (Grantor). Grantee entitled to 33.333% of the Net Profits when the cumulative volume of the NG produced from all the Leases described on Sch "A" attached to the NPI agreement exceeds 7.5 BCF. Calculation of this cumulative volume shall commence Jul-1-95. As at Jun-1-02 cum @ 5.5 BCF (2 BCF Remaining). NPI is on PNG to base Baldonnel
ORR		MIDNIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV payout TO 40.0000000%. Farmout & Royalty Procedure Article 6 Alternate 2 - paid on Test Well and Option Well(s) until payout- Farmor (Vintage) has the right to convert @ payout to a 40% WI.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.600 /	141.800	Expose:	283.600	
: (A)	709.000 /	354.500	:	709.000	
Devel: (H)	283.600 /	141.800	UnDevel:	0.000 /	0.000
: (A)	709.000 /	354.500	:	0.000 /	0.000
Prod: (H)	283.600 /	141.800	NonProd:	0.000 /	0.000
: (A)	709.000 /	354.500	:	0.000 /	0.000

Split: B Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: SEC. 62 JAN-16-2006 AMI: ROFR:

NTS 94-B-15 BLK F UNITS 96, 97 NP
NTS 94-B-15 BLK K UNITS 6, 7 NP
PNG from SURFACE to BASE of CHARLIE LAKE
***Specific zone description is "Charlie Lake 'A' Marker". Lands earned by Option well d-67-F/94-B-15**
202/b-027-K/094-B-15/00 (ABG)

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
STARPOINT	30.0000000
MIDNIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.
NPI	33.3333	BP ENERGY	100.0000000	ALL	100.0000000		ON 33.3330% PRODUCTION; NONCONV. Net Profits Agreement dated September 11, 1995 between

JUN-15-2005
14:36:14

DYNAMIC OIL & GAS, INC.

Page 25
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	WORKING INTERESTS	LANDS / RIGHTS / WELLS

B003-N013 cont...
Split: B cont...

Amoco Canada Oil and Gas (Grantee) and 662343 Alberta Limited (Grantor). Grantee entitled to 33.333% of the Net Profits when the cumulative volume of the NG produced from all the Leases described on Sch "A" attached to the NPI agreement exceeds 7.5 BCF. Calculation of this cumulative volume shall commence Jul-1-85. As at Jun-1-02 cum @ 5.5 BCF (2 BCF Remaining). NPI is on PNG to base Baldonnel

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	282.760 /	84.828	Expose:	282.760	
: (A)	706.900 /	212.070	:	706.900	
Devel: (H)	0.000 /	0.000	UnDevel:	282.760 /	84.828
: (A)	0.000 /	0.000	:	706.900 /	212.070
Prod: (H)	0.000 /	0.000	NonProd:	282.760 /	84.828
: (A)	0.000 /	0.000	:	706.900 /	212.070

Split: D Status: **ACTIVE** Operator: **STARPOINT** Int.: **WI** Prod.: **NP**
Extension: **SEC. 62 JAN-16-2006** AMI: ROFR:

NTS 94-B-15 BLK F UNITS 76, 77, 86, 87 NP
PNG from SURFACE to BASE of CHARLIE LAKE
36002 Charlie Lake "A" Marker* is the specific description.**
200/b-087-F/094-B-15/00 (ABG)
200/b-087-F/094-B-15/02

PARTNERS	WORKING >INTERESTS<
DYNAMIC	**30.0000000**
MISSION	30.0000000
MIDNIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	SG	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC Crown Royalty.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	282.760 /	84.828	Expose:	282.760	
: (A)	706.900 /	212.070	:	706.900	
Devel: (H)	0.000 /	0.000	UnDevel:	282.760 /	84.828
: (A)	0.000 /	0.000	:	706.900 /	212.070
Prod: (H)	0.000 /	0.000	NonProd:	282.760 /	84.828
: (A)	0.000 /	0.000	:	706.900 /	212.070

JUN-15-2005
14:36:14

DYNAMIC OIL & GAS, INC.

Page 26
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M029			
Lse: **PNG**	Lease: **MAR-26-2003**	Gross$: **2,122.50**	
Fh/Cr: **CR**	Effect: **MAR-26-2003**	Net $: **636.75**	
	Expiry: **MAR-26-2013**	Date: **MAR-26**	
	Acquic: **MAR-26-2003**	Freq: **ANNUAL**	
	Termir:	Payor: **STARPOINT**	Catg: **VINTAGE**
	Min Int: **100.0000000%**	Cr. No: **LSE 53969**	Acq.: **CROWN SALE**

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

WORKING INTERESTS

Split: **A** Status: **ACTIVE** Operator: **STARPOINT** Int.: **WI** Prod.: **NP**
Extension: AMI: **Y** ROFR: **N**

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
MIDNIGHT	40.0000000
	100.0000000

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK F UNITS 76, 77, 86, 87 NP
PNG from BASE of MARKER A to BASE of HALFWAY excluding PNG from TOP of 36002 CHARLIE LK 'A' to BASE of MARKER A
36002 Charlie Lake excluding below 'A' Marker Zone defined in the interval 5001.2' - 5970.7' on the Gamma Ray Neutron Log of the Well WA 238 c-53-D/94-B-09.
Parcel is located within an area identified by the Halfway River First Nation as critical community use; consultation may be requested by the First Nation. May be be required to coordinate access with other operators. Potential for archealogocial resources exists, overview assessment may be required.
200/c-077-F/094-B-15/00

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

Split: **B** Status: **ACTIVE** Operator: **STARPOINT** Int.: **WI** Prod.: **NP**
Extension: AMI: ROFR:

NTS 94-B-15 BLK F UNITS 76, 77, 86, 87 NP
PNG from BASE of HALFWAY to BASEMENT

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:36:14

DYNAMIC OIL & GAS, INC.

Page 27
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M020			
Lse: PNG	Lease: FEB-20-2003	Gross$: 2,122.50	
RyCr: CR	Effect: FEB-20-2003	Net $: 636.75	
	Expiry: FEB-20-2013	Date: FEB-20	
	Acquir: FEB-20-2003	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg: VINTAGE
	Min.Int: 100.0000000%	Cr. No: LSE 51896	Acq: FO

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	566.000	
: (A)	707.500 /	212.250	:	1,415.000	
Devel: (H)	283.000 /	84.900	UnDevel:	0.000 /	0.000
: (A)	707.500 /	212.250	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	283.000 /	84.900	UnDevel:	0.000 /	0.000
: (A)	707.500 /	212.250	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK F 78,79,88,89 NP
PNG from SURFACE to BASEMENT excluding PNG from TOP of HALFWAY to BASE of HALFWAY
DOL WI is in Penalty as to Halfway Completion Costs.
200/b-079-F/094-B-15/02 (STG)
200/b-079-F/094-B-15/03 (STG)
200/b-079-F/094-B-15/04 (STG)

Split: B Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: ROFR:

NTS 94-B-15 BLK F 78,79,88,899 NP
PNG from TOP of HALFWAY to BASE of HALFWAY
Dynamic is in penalty as to Completion costs for Halfway.
200/b-079-F/094-B-15/00 (STG)

PARTNERS	Working Interests in >Halfway BPO<	Working Interests in Halfway APO
DYNAMIC	0.0000000	30.0000000
MISSION	60.0000000	30.0000000
DAYLIGHT	40.0000000	40.0000000
	100.0000000	100.0000000

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	283.000	
: (A)	0.000 /	0.000	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:36:15

DYNAMIC OIL & GAS, INC.

Page 28
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B803-M030			
Lse: PNG	Lease: MAR-26-2003	Gross$: 2,122.50	
Fh/Cr: CR	Effect: MAR-26-2003	Net $: 636.75	
	Expiry: MAR-26-2013	Date: MAR-26	
	Acquir: MAR-26-2003	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg: VINTAGE
	Min Int: 100.0000000%	Cr. No: LSE 53992	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR: N

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
MIDNIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK F UNITS 96,97 NP
NTS 94-B-15 BLK K UNITS 6,7 NP
PNG from BASE of MARKER A to BASE of HALFWAY excluding PNG from TOP of 36002 CHARLIE LK 'A' to BASE of MARKER A
36002 Charlie Lake excluding below 'A' Marker Zone defined is the interval 5001.2' - 5970.7' on the Gamma Ray Neutron Log of the Well WA 238 c-53-D/94-B-09.
Parcel is located within an area identified by the Halfway River First Nation as critical community use; consultation may be requested by the First Nation. May be be required to coordinate access with other operators. Potential for archaelogocial resources exists, overview assessment may be required.

Split: B Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: ROFR:

NTS 94-B-15 BLK F UNITS 96,97 NP
NTS 94-B-15 BLK K UNITS 6,7 NP
PNG from BASE of HALFWAY to BASEMENT

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
MISSION	30.0000000
DAYLIGHT	40.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalties paid to B.C.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:38:15

DYNAMIC OIL & GAS, INC.

Page 29
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

B003-M031

TYPES	DATES	RENTAL INFO	
Lse: PNG	Lease: AUG-13-2003	Gross$: 2,122.50	
Fh/Cr: CR	Effect: AUG-13-2003	Net $: 636.75	
	Expiry: AUG-13-2013	Date: AUG-13	
	Acquir: AUG-13-2003	Freq: ANNUAL	
	Term/s:	Payor: DAYLIGHT	Cag: VINTAGE
	Min.Int.: 100.0000000%	Cr. No: LSE 54548	Acq.: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	84.900	Expose:	283.000	
: (A)	707.500 /	212.250	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	84.900
: (A)	0.000 /	0.000	:	707.500 /	212.250

WORKING INTERESTS

Split: A Status: ACTIVE Operator: CRESCENT Int.: WI Prod.: NP
Extension: AMI:Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	30.0000000
DAYLIGHT	40.0000000
MISSION	30.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER		ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC Crown Royalty

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK F UNITS 98, 99 NP
NTS 94-B-15 BLK K UNITS 8, 9 NP
PNG from SURFACE to BASE
Access and wellsite construction restrictions may apply to protect fish habitat. Unstable soils. May be required to coordinate access with timber tenure holders and with other operators. Potential for archeological resources exists; overview assessment my be required.

B003-M018

TYPES	DATES	RENTAL INFO	
Lse: PNG	Lease: SEP-11-2002	Gross$: 2,122.50	
Fh/Cr: CR	Effect: SEP-11-2002	Net $: 1,161.25	
	Expiry: SEP-11-2012	Date: SEP-11	
	Acquir: SEP-11-2002	Freq: ANNUAL	
	Term/s:	Payor: STARPOINT	Cag:
	Min.Int.: 100.0000000%	Cr. No: LSE 53396	Acq.: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,122.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	283.000 /	141.500	Expose:	283.000	
: (A)	707.500 /	353.750	:	707.500	
Devel: (H)	0.000 /	0.000	UnDevel:	283.000 /	141.500
: (A)	0.000 /	0.000	:	707.500 /	353.750
Prod: (H)	0.000 /	0.000	NonProd:	283.000 /	141.500
: (A)	0.000 /	0.000	:	707.500 /	353.750

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: P
Extension: AMI:Y ROFR: Y

PARTNERS	W.I. BPO subj. to Farmor ORR >on 40%<	W.I. APO
DYNAMIC	50.0000000	30.0000000
UPTON	50.0000000	30.0000000
DAYLIGHT	0.0000000	40.0000000
	100.0000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalty.
GORR	S/S	DAYLIGHT	100.0000000	ALL	100.0000000		S/S: 1/24.0000 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 40.0000% PRODUCTION; CONV Payout TO 16.0000000%. Vintage had a 40% interest in the lease (as part of and Amendment which gave I this % in this lease within the AMI). Vintage then farmed its % t to Crescent Point/Dynamic & retained convertible Farmor ORR.

NTS 94-B-15 BLK K 16, 17, 26, 27 NP
PNG from BELOW of 36002 CHARLIE LK 'A' to BASE of HALFWAY
"36002 Charlie Lake excluding below 'A' Marker" zone defined in the interval 56001.2' - 5970.7' on the GNL of the well WA 238 c-53-D/94-B-09. Lessee may be required to coordinate access with timber tenure holder. Potential for archeological resources exists; overview assessment may be required. "Charlie Lake 'A' excluded - see amended rights description dated Feb-1-03.
202/b-027-K/094-B-1500 (ABG)
202/b-027-K/094-B-1502 (GAS)

JUN-15-2005
14:36:16

DYNAMIC OIL & GAS, INC.

Page 31
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: CYPRESS
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B003-M040			
Lse: PNG	Lease: JAN-14-2004	Gross$: 2,115.00	
Rt/Cr: CR	Effect: JAN-14-2004	Net $: 1,057.50	
	Expiry: JAN-14-2014	Date: JAN-14	
	Acquir: JAN-14-2004	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg: STARPOINT
	Min.Int.: 100.0000000%	Cr. No: LSE 55096	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,115.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	282.000 /	141.000	Expose:	282.000	
: (A)	705.000 /	352.500	:	705.000	
Devel: (H)	282.000 /	141.000	UnDevel:	0.000 /	0.000
: (A)	705.000 /	352.500	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	282.000 /	141.000
: (A)	0.000 /	0.000	:	705.000 /	352.500

WORKING INTERESTS

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: Y ROFR:

PARTNERS	Working >Interests<
DYNAMIC	50.0000000
STARPOINT	50.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR		MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. BC Crown Royalty.

LANDS / RIGHTS / WELLS

NTS 94-B-15 BLK L UNITS 76, 77, 86, 87 NP
PNG from SURFACE to BASEMENT
Parcel is located within an area identified by the Halfway River First Nation as consultation Area, consultation will be requested by the the First Nation. May be required to coordinate access with Tenure Licenceer - potential for archaeological resources exists; overview assessment my be required.

200d-077-L/094-B-15/00

TYPES	DATES	RENTAL INFO	
B003-M047			
Lse: PNG	Lease: JAN-19-2005	Gross$: 2,112.00	
Rt/Cr: CR	Effect: JAN-19-2005	Net $: 1,056.00	
	Expiry: JAN-19-2015	Date: JAN-19	
	Acquir: JAN-19-2005	Freq: ANNUAL	
	Termin:	Payor: STARPOINT	Catg:
	Min.Int.: 100.0000000%	Cr. No: PARCEL #5628	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	2,112.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	282.000 /	141.000	Expose:	282.000	
: (A)	705.000 /	352.500	:	705.000	
Devel: (H)	0.000 /	0.000	UnDevel:	282.000 /	141.000
: (A)	0.000 /	0.000	:	705.000 /	352.500
Prod: (H)	0.000 /	0.000	NonProd:	282.000 /	141.000
: (A)	0.000 /	0.000	:	705.000 /	352.500

Split: A Status: ACTIVE Operator: STARPOINT Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	>WI<
DYNAMIC	50.0000000
STARPOINT	50.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CI	CROWN	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

NTS 94-B-15 BLK L 98,99 NP
NTS 94-G-2 BLK D 8,9 NP
PNG from SURFACE to BASEMENT
Parcel located within Treaty 8. Consultation may be requested by a Traty 8 First Nation. West Moberly Flirst Nation have advised they will request consultation. Halfway First Nation have advised they will request consultation. Potential for archaeological Resources Exists; overview assessment may be required.

ACREAGES(Gross/Net):	TOTAL AREA		DEVELOPED		UNDEVELOPED		PRODUCING		NON-PRODUCING	
(H)	19,548.360 /	7,111.508	3,821.000 /	1,542.600	15,727.360 /	5,568.908	1,558.000 /	722.400	17,990.360 /	6,389.108
(A)	48,870.900 /	17,778.770	9,552.500 /	3,856.500	39,318.400 /	13,922.270	3,895.000 /	1,806.000	44,975.900 /	15,972.770

JUN-15-2005
14:36:17

DYNAMIC OIL & GAS, INC.

Page 33
User SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: FRASER
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B001-N004			
Lse: PNG	Lease: JUN-15-2002	Gross$: 0.00	
Fh/Cr: FH	Effect: JUN-15-2002	Net $: 0.00	
	Expiry: JUN-14-2012	Date: JUN-15	
	Acquir: JUN-15-2002	Freq: PAID-UP	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: GRAY,DH ET A	Acq.:

LESSOR	Rental %	Rental $
GRAY,DH ET AL	100.000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	40.264 /	40.264	Expose:	40.264	
: (A)	100.660 /	100.660	:	100.660	
Devel: (H)	0.000 /	0.000	UnDevel:	40.264 /	40.264
: (A)	0.000 /	0.000	:	100.660 /	100.660
Prod: (H)	0.000 /	0.000	NonProd:	40.264 /	40.264
: (A)	0.000 /	0.000	:	100.660 /	100.660

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

DYNAMIC	100.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	15.0000	JONES,D	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. DEDUCT: 0.0000% costs per separating, treating, process/treatment
ORR	1.0000	DONZOIL	100.0000000	DYNAMIC	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Paid on Dynamic's share of production only.
ORR	1.0000	BABCOCK	100.0000000	DYNAMIC	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Paid on Dynamic's share of production only
ORR	1.0000	BRITTON	100.0000000	DYNAMIC	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Paid on Dynamic's interest only.

LANDS / RIGHTS / WELLS

TOWNSHIP 7 SECTION 7 LOT 7 (SE) NP
PNG from SURFACE to BASEMENT
UNDERSURFACE RIGHTS - LAND TITLES PARCEL IDENTIFIER #PID013-222-082 Section 7 WWD Plan 14897. Except the North Quarter, Part on Plan 15097, and Statutory ROW Plan 78125 NWD

TYPES	DATES	RENTAL INFO	
B001-M001			
Lse: PER	Lease: OCT-23-1957	Gross$: 0.00	
Fh/Cr: CR	Effect: OCT-23-1957	Net $: 0.00	
	Expiry:	Date: OCT-23	
	Acquir: MAR-31-1988	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: PERMIT 802	Acq.:

LESSOR	Rental %	Rental $
MINISTER	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	21,732.800 /	7,243.542	Expose:	21,732.800	
: (A)	54,332.000 /	18,108.856	:	54,332.000	
Devel: (H)	0.000 /	0.000	UnDevel:	21,732.800 /	7,243.542
: (A)	0.000 /	0.000	:	54,332.000 /	18,108.856
Prod: (H)	0.000 /	0.000	NonProd:	21,732.800 /	7,243.542
: (A)	0.000 /	0.000	:	54,332.000 /	18,108.856

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: ORDER/JUL-28-1970 AMI: ROFR:

PARTNERS	>W.I.<
* DYNAMIC	33.3300000
CONOCO	66.6700000
	100.0000000

NTS 92-G- 3 BLK A
NTS 92-G- 3 BLK B
NTS 92-G- 3 BLK G
NTS 92-G- 3 BLK H
NTS 92-G- 3 BLK I
NTS 92-G- 3 BLK J
TWP 5-RGE 6-W6M BLOCK 5 NORTH, 25,26,35,36 NP
TWP 5-RGE 5-W6M BLOCK 5 NORTH, 30, 31,32,33,34 NP
TWP 5-RGE 4-W6M BLOCK 5 NORTH, 20 (FRACTIONAL) NP
TWP 5-RGE 6-W6M BLOCK 4 NORTH, 1 NP
TWP 5-RGE 5-W6M BLOCK 4 NORTH, 1-12, 15,16,18,20 NP
TWP 5-RGE 4-W6M BLOCK 4 NORTH, 6,7,18 NP
LOT 2759 NP
LOTS 134,115,473,479,480,481,598,704 NP
LOTS 7,12-23,28-31, 33,34 NP

ACREAGES(Gross/Net):	TOTAL AREA		DEVELOPED		UNDEVELOPED		PRODUCING		NON-PRODUCING	
(H)	21,800.655 /	7,311.397	0.000 /	0.000	21,800.655 /	7,311.397	0.000 /	0.000	21,800.655 /	7,311.397
(A)	54,501.638 /	18,278.494	0.000 /	0.000	54,501.638 /	18,278.494	0.000 /	0.000	54,501.639 /	18,278.494

JUN-15-2005
14:36:18

DYNAMIC OIL & GAS, INC.

Page 35
User SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: ORION
All Active - Active Splits

B002-M010

TYPES	DATES	RENTAL INFO	
Lse: PNG	Lease: NOV-06-2002	Gross$: 3,738.00	
Fh/Cr: CR	Effec: NOV-06-2002	Net $: 3,738.00	
	Expiry: NOV-06-2007	Date: NOV-06	
	Acquir: NOV-06-2002	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int: 100.1000000%	Cr. No: LIC 51520	Acq.: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	3,738.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,068.000 /	1,068.000	Expose	1,068.000	
: (A)	2,670.000 /	2,670.000	:	2,670.000	
Devel: (H)	0.000 /	0.000	UnDevel:	1,068.000 /	1,068.000
: (A)	0.000 /	0.000	:	2,670.000 /	2,670.000
Prod: (H)	0.000 /	0.000	NonProd:	1,068.000 /	1,068.000
: (A)	0.000 /	0.000	:	2,670.000 /	2,670.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: N ROFR: N

PARTNERS	Working >Interests<
* DYNAMIC	100.1000000
	100.1000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			S/S: 10.0000 (0.0000 - 0.0000%) OIL; ON 100.0000% PRODUCTION; NONCONV.; Sliding Scale

LANDS / RIGHTS / WELLS

NTS 94-I-14 BLK I 58-60, 68-70, 78-80, 88-90 NP
NTS 94-I-14 BLK J 51,61, 71,81 NP
PNG from SURFACE to BASEMENT
Parcel is within or partially within an area identified by the Fort Nelson First Nation as Traditional Lands, Consultation my be requested by the First Nation. Access & Wellsite Construction restrictions may apply to protect Riparian Habitats, Potential for archeological resouces exists, overview assessment may be required.

B002-M007

TYPES	DATES	RENTAL INFO	
Lse: PNG	Lease: AUG-14-2002	Gross$: 3,734.50	
Fh/Cr: CR	Effect: AUG-14-2002	Net $: 3,734.50	
	Expiry: AUG-14-2007	Date: AUG-14	
	Acquir: AUG-14-2002	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int: 100.0000000%	Cr. No: LIC 53249	Acq.: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	3,734.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,067.000 /	1,067.000	Expose:	1,067.000	
: (A)	2,667.500 /	2,667.500	:	2,667.500	
Devel: (H)	0.000 /	0.000	UnDevel:	1,067.000 /	1,067.000
: (A)	0.000 /	0.000	:	2,667.500 /	2,667.500
Prod: (H)	0.000 /	0.000	NonProd:	1,067.000 /	1,067.000
: (A)	0.000 /	0.000	:	2,667.500 /	2,667.500

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: N ROFR: N

PARTNERS	Working >Interests<
* DYNAMIC	100.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			S/S: 10.0000 (0.0000 - 0.0000%) OIL; ON 100.0000% PRODUCTION; NONCONV.; Sliding Scale

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	800.250 /	800.250	Expose:	800.250	
: (A)	2,000.625 /	2,000.625	:	2,000.625	
Devel: (H)	0.000 /	0.000	UnDevel:	800.250 /	800.250
: (A)	0.000 /	0.000	:	2,000.625 /	2,000.625
Prod: (H)	0.000 /	0.000	NonProd:	800.250 /	800.250
: (A)	0.000 /	0.000	:	2,000.625 /	2,000.625

NTS 94-I-14 BLK I 92-97 NP
NTS 94-P-3 BLK A 2-7 NP
PNG from BASE of JEAN MARIE to BASEMENT
Access & Wellsite Construction Restrictions may apply to project: Sensitive Riparian Habitats. Wildlife values of a First Nation Parcel is located within an area identified by the Fort Nelson First Nation as Traditional Lands; Consultation may be requested by the First Nation, Potential for Archaeological resources exists; overview assessment may be required.

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	Working >Interests<
* DYNAMIC	100.0000000
	100.0000000

NTS 94-I-14 BLK I 74,75, 84, 85 NP
PNG from SURFACE to BASEMENT
Access & Wellsite Construction Restrictions may apply to project: Sensitive Riparian Habitats. Wildlife values of a First Nation Parcel is located within an area identified by the Fort Nelson First Nation as Traditional Lands; Consultation may be requested by the First Nation. Potential for Archaeological resources exists; overview assessment may be required.
200/b-084-I/094-I-14/00 (LOC)

Geomaster 1.00a In House Software Limited

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Prov.: BC Area: ORION
All Active - Active Splits

TYPES	DATES	RENTAL INFO	WORKING INTERESTS	LANDS / RIGHTS / WELLS

B002-M007 cont...
Split: B cont...

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			S/S: 10.0000 (0.0000 - 0.0000%) OIL; ON 100.0000% PRODUCTION; NONCONV. Sliding Scale
GORR	1.0000	DONZOIL	100.0000000	DYNAMIC	100.0000000		NONCONV. Paid on Dynamic's share of production only.
GORR	1.0000	BABCOCK	100.0000000	DYNAMIC	100.0000000		NONCONV. Paid on Dynamic's share of production only.
GORR	1.0000	BRITTON	100.0000000	DYNAMIC	100.0000000		NONCONV. Paid on Dynamic's share of Production only.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	266.750 /	266.750	Expose:	266.750	
: (A)	666.875 /	666.875	:	666.875	
Devel: (H)	0.000 /	0.000	UnDevel:	266.750 /	266.750
: (A)	0.000 /	0.000	:	666.875 /	666.875
Prod: (H)	0.000 /	0.000	NonProd:	266.750 /	266.750
: (A)	0.000 /	0.000	:	666.875 /	666.875

B002-S011

Lse: **SL** Lease: **NOV-16-2004** Gross$: **1,065.60**
Fh/Cr: **CR** Effect: **NOV-16-2004** Net $: **1,065.60**
Expiry: **NOV-15-2014** Date: **NOV-16**
Acquir: **NOV-16-2004** Freq: **ANNUAL**
Termin: Payor: **DYNAMIC** Cltg: **OPERATED**
Min.Int.: **100.0000000%** Cr. No: **LOC 917508** Acq.:

Split: **A** Status: **ACTIVE** Operator: **DYNAMIC** Int.: **WI** Prod.: **NP**
Extension: AMI: ROFR:

NTS 94-I-14 BLK I 84 (B)
SR
200/b-084-I/094-I-14/00 (LOC)

PARTNERS	Working >Interest<
DYNAMIC	100.0000000
	100.0000000

LESSOR	Rental %	Rental $
LAND & WATER	100.0000000	1,065.60

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.440	
: (A)	0.000 /	0.000	:	3.600	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

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Prov.: BC Area: ORION
All Active - Active Splits

B002-M001

TYPES	DATES	RENTAL INFO	
B002-M001			
Lse: PNG	Lease: OCT-20-1999	Gross$: 10,269.00	
Fh/Cr: CR	Effect: OCT-20-1999	Net $: 10,269.00	
	Expiry: OCT-19-2014	Date: OCT-20	
	Acquir: OCT-20-1999	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: LIC 45967	Acq.: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	10,269.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	2,934.000 /	2,934.000	Expose:	2,934.000	
: (A)	7,335.000 /	7,335.000	:	7,335.000	
Devel: (H)	801.000 /	801.000	UnDevel:	2,133.000 /	2,133.000
: (A)	2,002.500 /	2,002.500	:	5,332.500 /	5,332.500
Prod: (H)	0.000 /	0.000	NonProd:	2,934.000 /	2,934.000
: (A)	0.000 /	0.000	:	7,335.000 /	7,335.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P
Extension: 1 YEAR EXT OCT-19-2005 AMI: N ROFR: N

* DYNAMIC	100.0000000
	100.0000000

LANDS / RIGHTS / WELLS

NTS 94-I-14 BLK I 95,96 NP
NTS 94-I-14 BLK I 91-94, 97-99 NP
NTS 94-I-15 BLK L 100 NP
NTS 94-P-2 BLK D 10,20,30,40,50 NP
NTS 94-P-3 BLK A 5,6 NP
NTS 94-P-3 BLK A 14,15, 24,25 NP
NTS 94-P-3 BLK A 1-4, 7-9, 11, 21 NP
NTS 94-P-3 BLK A 31-35, 41-45 NP
NTS 94-P-3 BLK A 12,13, 22, 23 NP
PNG from SURFACE to BASE of JEAN MARIE
200/b-013-A/094-P-03/00 (D&A)
200/d-005-A/094-P-03/00 (STG)
200/b-015-A/094-P-03/00 (STG)

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			S/S: 10.0000 (0.0000 - 0.0000%) OIL; ON 100.0000% PRODUCTION; NONCONV. Sliding Scale
GORR	1.0000	AMPERSAND	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

B002-M011

TYPES	DATES	RENTAL INFO	
B002-M011			
Lse: PNG	Lease: NOV-06-2002	Gross$: 8,389.50	
Fh/Cr: CR	Effect: NOV-06-2002	Net $: 8,389.50	
	Expiry: NOV-06-2007	Date: NOV-06	
	Acquir: NOV-06-2002	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: LIC 53521	Acq.: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	8,389.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	2,397.000 /	2,397.000	Expose:	2,397.000	
: (A)	5,992.500 /	5,992.500	:	5,992.500	
Devel: (H)	0.000 /	0.000	UnDevel:	2,397.000 /	2,397.000
: (A)	0.000 /	0.000	:	5,992.500 /	5,992.500
Prod: (H)	0.000 /	0.000	NonProd:	2,397.000 /	2,397.000
: (A)	0.000 /	0.000	:	5,992.500 /	5,992.500

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: N ROFR: N

PARTNERS	Working >Interests<
* DYNAMIC	100.0000000
	100.0000000

NTS 94-I-14 BLK I 100 NP
NTS 94-I-14 BLK J 91-97 NP
NTS 94-P-3 BLK A 10, 18-20, 28F, 29, 30 NP
NTS 94-P-3 BLK B 1-7, 11-17, 21-27 NP
PNG from SURFACE to BASEMENT
Parcel is within or partially within an area identified by the Fort Nelson First Nation as Traditional Lands, Consultation my be requested by the First Nation. Access & Wellsite Construction restrictions may apply to protect Riparian Habitats. Forestry Plantation(s). Potential for archeological resouces exists, overview assessment may be required. ***EXCLUDING PNG UNDERLYING KOTCHO LAKE VILLAGE PARK LYING WITHIN NTS 94-P-3 BLOCK A UNIT 28 CONTAINING THREE (3) HECTARES MORE OR LESS.

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			S/S: 10.0000 (0.0000 - 0.0000%) OIL; ON 100.0000% PRODUCTION; NONCONV. Sliding Scale

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Prov.: BC Area: ORION
All Active - Active Splits

B002-M013

TYPES	DATES	RENTAL INFO	
B002-M013			
Lse: PNG	Lease: NOV-06-2002	Gross$: 3,738.00	
FhCr: CR	Effect: NOV-06-2002	Net $: 1,682.10	
	Expiry: NOV-06-2007	Date: NOV-06	
	Acquir: NOV-06-2002	Freq: ANNUAL	
	Termin:	Payor: ENCANAO&G	Catg: ENCANA
	Min.Int.: 100.0000000%	Cr. No: LIC 53517	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	3,738.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,068.000 /	480.600	Expose:	1,068.000	
: (A)	2,670.000 /	1,201.500	:	2,670.000	
Devel: (H)	0.000 /	0.000	UnDevel:	1,068.000 /	480.600
: (A)	0.000 /	0.000	:	2,670.000 /	1,201.500
Prod: (H)	0.000 /	0.000	NonProd:	1,068.000 /	480.600
: (A)	0.000 /	0.000	:	2,670.000 /	1,201.500

WORKING INTERESTS

Split: A Status: ACTIVE Operator: ENCANAO&G Int.: WI Prod.: NP
Extension: AMI: Y ROFR: Y

PARTNERS	Current Working >Interests<
DYNAMIC	45.0000000
ENCANAO&G	45.0000000
POLARIS	10.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalty.

LANDS / RIGHTS / WELLS

NTS 94-I-15 BLK L UNITS 56-59,66-69,76-79,86-89 NP
PNG from SURFACE to BASEMENT
Parcel is located within an area identified by the Fort Nelson First Nation as Traditional Lands; Consultation may be requested by the First Nation. Access and Wellsite construction restrictions may apply to protect riparian habitats. Potential for archaeological resources exists, overview assessment may be required.

B002-M018

B002-M018			
Lse: PNG	Lease: DEC-11-2002	Gross$: 6,531.00	
FhCr: CR	Effect: DEC-11-2002	Net $: 3,265.51	
	Expiry: DEC-11-2007	Date: DEC-11	
	Acquir: DEC-11-2002	Freq: ANNUAL	
	Termin:	Payor: ENCANAO&G	Catg: ENCANA
	Min.Int.: 100.0000000%	Cr. No: LIC 53666	Acq.: CROWN SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	6,531.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,866.004 /	933.002	Expose:	1,866.000	
: (A)	4,665.010 /	2,332.506	:	4,665.000	
Devel: (H)	0.000 /	0.000	UnDevel:	1,866.004 /	933.002
: (A)	0.000 /	0.000	:	4,665.010 /	2,332.506
Prod: (H)	0.000 /	0.000	NonProd:	1,866.004 /	933.002
: (A)	0.000 /	0.000	:	4,665.010 /	2,332.506

Split: A Status: ACTIVE Operator: ENCANAO&G Int.: WI Prod.: NP
Extension: AMI: Y ROFR: Y

PARTNERS	Current Working >Interests<
DYNAMIC	50.0000000
ENCANAO&G	50.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalty.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,732.718 /	866.359	Expose:	1,866.000	
: (A)	4,331.795 /	2,165.898	:	4,665.000	
Devel: (H)	0.000 /	0.000	UnDevel:	1,732.718 /	866.359
: (A)	0.000 /	0.000	:	4,331.795 /	2,165.898
Prod: (H)	0.000 /	0.000	NonProd:	1,732.718 /	866.359
: (A)	0.000 /	0.000	:	4,331.795 /	2,165.898

NTS 94-I-15 BLK K UNITS 94, 95
NTS 94-P- 2 BLK C UNITS 4, 5, 14-19, 24-29, 34-39, 44-47 NP
PNG from SURFACE to BASEMENT
Parcel is located within an area identified by the Fort Nelson First Nation as Traditional Lands; Consultation may be requested by the First Nation. Potential for archaeological resources exists; overview assessment may be required.

Split: B Status: ACTIVE Operator: ENCANAO&G Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	Current Working >Interests<
DYNAMIC	50.0000000
ENCANAO&G	50.0000000
	100.0000000

NTS 94-P- 2 BLK C UNITS 48, 49 NP
PNG from BELOW of SHUNDA-PEKISKO to BASEMENT
Parcel is located within an area identified by the Fort Nelson First Nation as Traditional Lands; Consultation may be requested by the First Nation. Potential for archaeological resources exists; overview assessment may be required.

[illegible] House Software Limited

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Prov.: BC Area: ORION
All Active - Active Splits

TYPES | DATES | RENTAL INFO | WORKING INTERESTS | LANDS / RIGHTS / WELLS

B002-M016 cont...
Split: B cont...

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Crown Royalty.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	133.286 /	66.643	Expose:	0.000	
: (A)	333.215 /	166.608	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	133.286 /	66.643
: (A)	0.000 /	0.000	:	333.215 /	166.608
Prod: (H)	0.000 /	0.000	NonProd:	133.286 /	66.643
: (A)	0.000 /	0.000	:	333.215 /	166.608

B002-M003
Lse: PNG
Fh/Cr: CR

Lease: OCT-20-1999 Gross$: 10,255.00
Effect: OCT-20-1999 Net$: 4,394.78
Expiry: OCT-19-2004 Date: OCT-20
Acquir: OCT-20-1999 Freq: ANNUAL
Farmin: Payor: DYNAMIC Catg: ENCO
Min Int: 100.0000000% Cr. No: LIC 49969 Acq: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	10,255.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	2,930.000 /	1,331.500	Expose:	2,930.000	
: (A)	7,325.000 /	3,328.750	:	7,325.000	
Devel: (H)	534.000 /	133.500	UnDevel:	2,396.000 /	1,198.000
: (A)	1,335.000 /	333.750	:	5,990.000 /	2,995.000
Prod: (H)	0.000 /	0.000	NonProd:	2,930.000 /	1,331.500
: (A)	0.000 /	0.000	:	7,325.000 /	3,328.750

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: 1 YEAR EXT OCT-19-2005 AMI: N ROFR: N

DYNAMIC	50.0000000
ENCANAO&G	50.0000000
	100.0000000

NTS 94-P- 2 BLK C 60, 70, 80, 90 NP
NTS 94-P- 2 BLK D 36,37,46, 47 NP
NTS 94-P- 2 BLK D 38-39, 48-49, 51, 54-59 NP
NTS 94-P- 2 BLK D 61,64-69, 71-77, 81-87 NP
PNG from SURFACE to BASE of JEAN MARIE
Total of 24 units - Lands outside DSU of Test Well - Block 'A' under Farmout Agreement dated Apr-15-02.
200/a-046-D/094-P-02/00 (D&A)

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			S/S: 1/0.0000 (0.0000 - 0.0000%) OIL; ON 100.0000% PRODUCTION; NONCONV. Sliding Scale
GORR	1.0000	AMPERSAND	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	2,663.000 /	1,331.500	Expose:	2,663.000	
: (A)	6,657.500 /	3,328.750	:	6,657.500	
Devel: (H)	267.000 /	133.500	UnDevel:	2,396.000 /	1,198.000
: (A)	667.500 /	333.750	:	5,990.000 /	2,995.000
Prod: (H)	0.000 /	0.000	NonProd:	2,663.000 /	1,331.500
: (A)	0.000 /	0.000	:	6,657.500 /	3,328.750

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: 1 YEAR EXT OCT-19-2005 AMI: ROFR:

PARTNERS	>BPO<	APO
DYNAMIC	0.0000000	50.0000000
ENCANAO&G	100.0000000	50.0000000
	100.0000000	100.0000000

NTS 94-P- 2 BLK D UNITS 52,53,62,63 P
PNG from SURFACE to BASE of JEAN MARIE
4 units = Test Well DSU - Block "A" under Farmout Agreement dated Apr-15-02.
200/c-053-D/094-P-02/00 (D&A)
200/c-053-D/094-P-02/03 (STG)

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
GOR	SS	DYNAMIC	100.0000000	ALL	100.0000000		S/S: 1/23.8365 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV PAYOUT TO 50.0000000%. Per Farmout & Royalty Procedure (Schedule "B")

Generated 1.50 In-House Software Limited

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Prov.: BC Area: ORION
All Active - Active Splits

TYPES	DATES	RENTAL INFO	WORKING INTERESTS	LANDS / RIGHTS / WELLS

B002-M003 cont...
Split: B cont...

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	267.000 /	0.000	Expose:	267.000	
: (A)	667.500 /	0.000	:	667.500	
Devel: (H)	267.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	667.500 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	267.000 /	0.000
: (A)	0.000 /	0.000	:	667.500 /	0.000

B002-M002
Lse: PNG Lease: OCT-20-1999 Gross$: 12,134.50
FhCr: CR Effect: OCT-20-1999 Net $: 6,067.25
Expiry: OCT-19-2004 Date: OCT-20
Acquir: OCT-20-1999 Freq: ANNUAL
Termin: Payor: DYNAMIC Calg: ENCO
Min.Int.: 100.0000000% Cr. No: LIC 49968 Acq.: LAND SALE

LESSOR	Rental %	Rental $
MINISTER	100.0000000	12,134.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	3,467.000 /	2,001.000	Expose:	3,734.000	
: (A)	8,667.500 /	5,002.500	:	9,335.000	
Devel: (H)	267.000 /	267.000	UnDevel:	3,200.000 /	1,734.000
: (A)	667.500 /	667.500	:	8,000.000 /	4,335.000
Prod: (H)	0.000 /	0.000	NonProd:	3,467.000 /	2,001.000
: (A)	0.000 /	0.000	:	8,667.500 /	5,002.500

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: 1 YEAR EXT OCT-19-2005 AMI: N ROFR: N

PARTNERS	Working >Interests<
* DYNAMIC	50.0000000
ENCANAO&G	50.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			S/S: 1/0.0000 (0.0000 - 0.0000%) OIL: ON 100.0000% PRODUCTION; NONCONV. Sliding Scale
GORR	1.0000	AMPERSAND	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	2,932.000 /	1,466.000	Expose:	3,199.000	
: (A)	7,330.000 /	3,665.000	:	7,997.500	
Devel: (H)	0.000 /	0.000	UnDevel:	2,932.000 /	1,466.000
: (A)	0.000 /	0.000	:	7,330.000 /	3,665.000
Prod: (H)	0.000 /	0.000	NonProd:	2,932.000 /	1,466.000
: (A)	0.000 /	0.000	:	7,330.000 /	3,665.000

NTS 94-I-15 BLK K 100 NP
NTS 94-I-15 BLK L 91-99 NP
NTS 94-P- 2 BLK C 10, 20, 30, NP
NTS 94-P- 2 BLK D 1-9, 11-17, 21-27 NP
NTS 94-P- 2 BLK D 32-35, 42-45 NP
PNG from SURFACE to BASE of JEAN MARIE
Note: 4 units were not part of the Test Well Earning Block selected by ENCO. See Split B for the 4 units under this licence that are DOL 100%.

200/c-031-D/094-P-02/00 (LOC)

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: 1 YEAR EXT OCT-19-2005 AMI: ROFR:

PARTNERS	Working >Interests<
DYNAMIC	100.0000000
	100.0000000

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	268.000 /	268.000	Expose:	268.000	
: (A)	670.000 /	670.000	:	670.000	
Devel: (H)	0.000 /	0.000	UnDevel:	268.000 /	268.000
: (A)	0.000 /	0.000	:	670.000 /	670.000
Prod: (H)	0.000 /	0.000	NonProd:	268.000 /	268.000
: (A)	0.000 /	0.000	:	670.000 /	670.000

NTS 94-P- 2 BLK D 31,41 NP
NTS 94-P- 2 BLK C 40,50 NP
PNG from SURFACE to BASE of JEAN MARIE

Qenesce: 1 No in House Software Limited

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DYNAMIC OIL & GAS, INC.

Page 47
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: ORION
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
B002-S003			
Lse: SL	Lease: JAN-23-2003	Gross$: 1,065.60	
Fh/Cr: CR	Effect: JAN-23-2003	Net $: 1,065.60	
	Expiry: JAN-23-2028	Date: JAN-23	
	Acquir: APR-11-2002	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: ENCO
	Min.Int.: 100.0000000%	Cr. No: LOC 307926	Acq.:

WORKING INTERESTS
Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	Working >Interests<
DYNAMIC	100.0000000
	100.0000000

LANDS / RIGHTS / WELLS
NTS 94-P- 3 BLK A 5 (D) NP
SR
200/d-005-A/094-P-03/00 (STG)

LESSOR	Rental %	Rental $
LAND & WATER	100.0000000	1,065.60

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO	
B002-M008			
Lse: PNG	Lease: JUN-19-2002	Gross$: 4,557.00	
Fh/Cr: CR	Effect: JUN-19-2002	Net $: 4,557.00	
	Expiry: JUN-19-2007	Date: JUN-19	
	Acquir: JUN-19-2002	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: LIC 52965	Acq.: LAND SALE

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: N ROFR: N

PARTNERS	Working >Interests<
* DYNAMIC	100.0000000
	100.0000000

NTS 94-P- 3 BLK A 16, 17, 26, 27(F) NP
PNG from SURFACE to BASEMENT
Parcel is withis or partially withing the Agricultural Land Reserve (ALR) and Maintain soil horizon values on disturbed areas located withing the ALR to their original or better condition.

LESSOR	Rental %	Rental $
MINISTER	100.0000000	4,557.00

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	MINISTER	100.0000000	ALL			B/S: 1/0.0000 (0.0000 - 0.0000%) OIL; ON 100.0000% PRODUCTION; NONCONV. Sliding Scale

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,301.400 /	1,301.400	Expose:	1,302.000	
: (A)	3,253.500 /	3,253.500	:	3,255.000	
Devel: (H)	0.000 /	0.000	UnDevel:	1,301.400 /	1,301.400
: (A)	0.000 /	0.000	:	3,253.500 /	3,253.500
Prod: (H)	0.000 /	0.000	NonProd:	1,301.400 /	1,301.400
: (A)	0.000 /	0.000	:	3,253.500 /	3,253.500

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	260.400 /	260.400	Expose:	260.400	
: (A)	651.000 /	651.000	:	651.000	
Devel: (H)	0.000 /	0.000	UnDevel:	260.400 /	260.400
: (A)	0.000 /	0.000	:	651.000 /	651.000
Prod: (H)	0.000 /	0.000	NonProd:	260.400 /	260.400
: (A)	0.000 /	0.000	:	651.000 /	651.000

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	Working >Interests<
* DYNAMIC	100.0000000
	100.0000000

NTS 94-P- 3 BLK A 12-15, 22-25, 32-35, 42-45 NP
PNG from BASE of JEAN MARIE to BASEMENT
Excluding PNG underlying Kotcho Lake Village Park lying withic NTS 094-P-03 Block A Unit 27. Parcel is located within an area identified by the fort Nelson First Nation as Traditional Lands; Consultation may be requested by the First Nation. Access and wellsite construction restrictions may apply to protect sensitive riparian habitats, wildlife values of a First Nation, recorded and potential archaeological sites exist; overview assessment may be required.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	1,041.000 /	1,041.000	Expose:	1,041.600	
: (A)	2,602.500 /	2,602.500	:	2,604.000	

Geoscout / Stealth House Software Limited

JUN-15-2005
14:36:24

DYNAMIC OIL & GAS, INC.

Page 48
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: BC Area: ORION
All Active - Active Splits

TYPES | DATES | RENTAL INFO | WORKING INTERESTS | LANDS / RIGHTS / WELLS

B002-M008 cont...
Split: B cont...

Devel: (H)	0.000 /	0.000	UnDevel:	1,041.000 /	1,041.000
: (A)	0.000 /	0.000	:	2,602.500 /	2,602.500
Prod: (H)	0.000 /	0.000	NonProd:	1,041.000 /	1,041.000
: (A)	0.000 /	0.000	:	2,602.500 /	2,602.500

B002-S001
Lse: **SL** Lease: **JAN-09-2003** Gross$: **1,065.60**
Ph/Cr: **CR** Effect: **JAN-09-2003** Net $: **1,065.60**
Expiry: **JAN-09-2028** Date: **JAN-09**
Acquir: **APR-11-2002** Freq: **ANNUAL**
Termin: Payor: **DYNAMIC** Catg: **ENCO**
Min.Int.: **100.0000000%** Cr. No: **LOC 907921** Acq.:

Split: **A** Status: **ACTIVE** Operator: **DYNAMIC** Int.: **WI** Prod.: **NP**
Extension: AMI: ROFR:

DYNAMIC 100.0000000
100.0000000

NTS 94-P- 3 BLK A 13 (B) NP
SR
200/b-013-A/094-P-03/00 (D&A)

LESSOR	Rental %	Rental $
LAND & WATER	100.0000000	1,065.60

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose	1.440	
: (A)	0.000 /	0.000	:	3.600	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

B002-S005
Lse: **SL** Lease: **MAR-24-2003** Gross$: **0.00**
Ph/Cr: **CR** Effect: **MAR-24-2003** Net $: **0.00**
Expiry: **MAR-24-2028** Date: **MAR-24**
Acquir: **MAR-24-2003** Freq: **ANNUAL**
Termin: Payor: **DYNAMIC** Catg:
Min.Int.: **100.0000000%** Cr. No: **22-16746** Acq.:

Split: **A** Status: **ACTIVE** Operator: **DYNAMIC** Int.: **WI** Prod.: **NP**
Extension: AMI: ROFR:

DYNAMIC 100.0000000
100.0000000

NTS 94-P- 3 BLK A 13 (B) NP
NTS 94-P- 3 BLK A 5(D) NP
SR
Road Use
200/b-013-A/094-P-03/00 (D&A)
200/d-005-A/094-P-03/00 (STG)

LESSOR	Rental %	Rental $
MINISTER OF TRANSPORTATION	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:44:46

DYNAMIC OIL & GAS, INC.

Page 2
User: SARAH

WELL INDEX - by Area
Prov: BC Area: CYPRESS
All Active - Active Splits

Well-Number	Status	Depth PSU	Operator Licence	Spud-Date Rig-Release Payout-Date	Producing Zone Accounting Code Surface Hole	Lease-File-No	Les.	Split	Working Interests
200/c-095-D/094-B-09/00	STG	2147	DYNAMIC 17569	MAR-17-2004 MAY-01-2004	MISSISSIPPIAN c-095-D/094-B-09	B003-S002	SL	A	100.0000000-Working Inte
Well Name: DYNAMIC ET AL GRAHM C-095-d/094-B-09									
200/d-038-E/094-B-09/00	GAS	1604	STARPOINT 15294	OCT-23-2002 DEC-09-2002	BALDONNEL d-038-E/094-B-09	B003-M003	PNG	A	50.0000000-W.I. BPO sub 30.0000000-
Well Name: STARPOINT ET AL CHOWADE D-038-E/094-B-									
Comments: On Prod Jun-03.									
200/a-086-C/094-B-15/00	ABG	3684	DAYLIGHT 827	OCT-30-1961 JUL-12-1962	 a-086-C/094-B-15	B003-M012	PNG	A	50.0000000-Working Inte 30.0000000-Wl. APO (sub
Well Name: VINTAGE CYPRESS A-086-C/094-B-15									
Comments: INFO ONLY - Dynamic has no interest in this well.									
200/a-086-C/094-B-15/03	SWD	3684	DAYLIGHT 827	OCT-30-1961 JUL-12-1962	BALDONNEL a-086-C/094-B-15	B003-M012	PNG	A	50.0000000-Working Inte 30.0000000-Wl. APO (sub
Well Name: VINTAGE CYPRESS A-086-C/094-B-15									
Comments: INFO ONLY - Dynamic has no interest in this well.									
200/d-087-C/094-B-15/00	SSG	1505.7	DAYLIGHT 1326	MAR-14-1963 APR-24-1963	BALDONNEL d-087-C/094-B-15	B003-M012	PNG	A	50.0000000-Working Inte 30.0000000-Wl. APO (sub
Well Name: VINTAGE CYPRESS D-087-C/094-B-15									
Comments: INFO ONLY - Dynamic has no interest in this well.									
200/d-087-C/094-B-15/02	SSP	1505.7	DAYLIGHT 1326	MAR-14-1963 MAR-24-1963	GETHING d-087-C/094-B-15	B003-M012	PNG	A	50.0000000-Working Inte 30.0000000-Wl. APO (sub
Well Name: VINTAGE CYPRESS D-087-C/094-B-15									
Comments: INFO ONLY - Dynamic has no interest in this well.									
200/d-091-E/094-B-15/00	SSG	1227.9	DAYLIGHT 3420	DEC-27-1973 FEB-17-1974	LOWER HALFWAY A d-091-E/094-B-15	B003-M015	PNG	A	30.0000000-Working Inte
Well Name: Vintage Cypress d-91-E/94-B-15									
Comments: INFO ONLY -Dynamic has no interest in this well.									
200/d-091-E/094-B-15/02	GAS	1227.9	DAYLIGHT 3420	DEC-27-1973 FEB-17-1974	LOWER HALFWAY A d-091-E/094-B-15	B003-M014	PNG	A	30.0000000-Working Inte
Well Name: Vintage Cypress d-91-E/94-B-15									
Comments: INFO ONLY -Dynamic has no interest in this well.									
200/d-091-E/094-B-15/03	SSG	1227.9	DAYLIGHT 3420	DEC-27-1973 FEB-17-1974	HALFWAY A (4800A) d-091-E/094-B-15	B003-M015	PNG	A	30.0000000-Working Inte
Well Name: Vintage cypress d-91E/94-B15									
202/d-091-E/094-B-15/00	STG	2810	DAYLIGHT WA 15623	NOV-06-2003 JAN-21-2004	 d-091-E/094-B-15	B003-M032	PNG	A	40.0000000-Working Inte
Well Name: VPCI et al Cypress d-A91-E 94-B-15/00									
Comments: Well UID should be 200/d-A91-E 94-B-15/00

JUN-15-2005
14:44:46

DYNAMIC OIL & GAS, INC.

Page 3
User: SARAH

WELL INDEX - by Area

Prov: BC Area: CYPRESS

All Active - Active Splits

Well-Number	Status	Depth PSD	Operator Licence	Spud-Date Rig-Release Payout-Date	Producing Zone Accounting Code Surface Hole	Lease-File-No	Lse.	Split	Working Interests
202/d-091-E/094-B-15/02 cont... 202/d-091-E/094-B-15/02						B003-M015	PNG	A	30.0000000-Working Inte
200/b-007-F/094-B-15/00 Well Name: Starpoint Cypress b-7-F/94-B-15 Comments: Earning Well - FO dated Jan-4-02	GAS	2850	STARPOINT 15168	AUG-08-2002 OCT-17-2002	MONTNEY b-007-F/094-B-15	B003-M004	PNG	A	50.0000000-Working Inte 30.0000000-WI. APO (sub
200/b-007-F/094-B-15/02 Well Name: Starpoint Cypress B-007-F/94-B-15 Comments: Earning Well FO Jan-4-02	STG	2850	STARPOINT 15071	AUG-08-2002 OCT-17-2002	HALFWAY	B003-M004	PNG	A	50.0000000-Working Inte 30.0000000-WI. APO (sub
200/b-007-F/094-B-15/03 Well Name: Starpoint Cypress b-007-F/94-B-15 Comments: Earning Well under FO Jan-4-02	STG	2850	STARPOINT 15071	AUG-08-2002 OCT-17-2002	KOBES	B003-M004	PNG	A	50.0000000-Working Inte 30.0000000-WI. APO (sub
200/b-007-F/094-B-15/04 Well Name: Starpoint Cypress b-007-F/094-B-15 Comments: Earning Well - FO dated Jan-4-02	STG	2850	STARPOINT 15071	AUG-08-2002 OCT-17-2002	BALDONNEL	B003-M004	PNG	A	50.0000000-Working Inte 30.0000000-WI. APO (sub
200/a-017-F/094-B-15/00 Well Name: VINTAGE CYPRESS A-017-F/094-B-15 Comments: INFO ONLY - DYNAMIC HAS NO INTEREST IN THIS WELL-	SSG	1405.1	DAYLIGHT 12170	JUL-27-1999 AUG-30-1999	BALDONNEL a-017-F/094-B-15	B003-M007	PNG	C	30.0000000-Working Inte
200/c-018-F/094-B-15/00 Well Name: Starpoint et al Cypress c-18-F/94-B Comments: Original BH Vintage went Penalty (Jan29-Feb 16-04)	D&A	1442	STARPOINT 17245	JAN-29-2004 FEB-16-2004	NONE c-018-F/094-B-15	B003-M007	PNG	B	30.0000000-Working Inte
200/b-019-F/094-B-15/00 Well Name: Starpoint et al Cypress c-18-F/94-B-15 Comments: C-18 F Whip #1 DOL went penalty (Feb-21 to Mar-10/04)	D&A	1442	STARPOINT 17240	JAN-29-2004 MAR-10-2004	NONE c-018-F/094-B-15	B003-M007	PNG	B	30.0000000-Working Inte
200/d-019-F/094-B-15/00 Well Name: Starpoint et al Cypress C-18-F-94-B-15 Comments: Whipstock #2 DOL particiapted. (Apr-04)	D&A	1442	STARPOINT 17245	JAN-29-2004 APR-04-2004	NONE c-018-F/094-B-15	B003-M009	PNG	A	30.0000000-Working Inte
203/c-059-F/094-B-15/02 Well Name: Starpoint et al Cypress a-070-F/94-B-15 Comments: ON PRODUCTION - MARCH 2004	GAS	913.8	STARPOINT 15168	OCT-19-2002 NOV-18-2002	KOBES a-070-F/094-B-15	B003-M016	PNG	A	50.0000000-Working Inte

JUN-15-2005
14:41:47

DYNAMIC OIL & GAS, INC.

Page 4
User: SARAH

WELL INDEX - by Area

Prov: BC Area: CYPRESS

All Active - Active Splits

Well-Number	Status	Depth FSU	Operator Licence	Spud-Date Rig-Release Payout-Date	Producing Zone Accounting Code Surface Hole	Lease-File-No	Lse.	Split	Working Interests
200/c-059-F/094-B-15/02 cont...									
B003-M038 cont...						B003-M038	PNG	A	50.0000000-Working Inte
200/d-067-F/094-B-15/00	GAS	1878.4	STARPOINT 15116	NOV-07-2002 DEC-14-2002	HALFWAY d-067-F/094-B-15	B003-M012	PNG	A	50.0000000-Working Inte 30.0000000-WI. APO (sub
Well Name: Starpoint Cypress d-67-F/94-B-15									
Comments: 1st Option well - FO dated Jan-4-02.									
200/d-067-F/094-B-15/02	GAS	1878.4	STARPOINT 15116	NOV-07-2002 DEC-14-2002	BALDONNEL d-067-F/094-B-15	B003-M012	PNG	A	50.0000000-Working Inte 30.0000000-WI. APO (sub
Well Name: STARPOINT CYPRESS D-67-F/94-B-15									
Comments: 1st Option well - FO dated Jan-4-02.									
200/c-077-F/094-B-15/00						B003-M013	PNG	A	50.0000000-W.I. BPO sub 30.0000000-
						B003-M029	PNG	A	30.0000000-Working Inte
200/b-079-F/094-B-15/00	STG	1588.5	STARPOINT 16227	AUG-02-2003 SEP-11-2003	HALFWAY b-079-F/094-B-15	B003-M020	PNG	B	30.0000000-Working Inte
Well Name: Starpoint et al Cypress b-79-F 94-B-15									
Comments: DOL did not paticipate in Halfway Completion.									
200/b-079-F/094-B-15/02	STG	1588.5	STARPOINT 16227	AUG-02-2003 SEP-11-2003	LOWER CHARLIE LAKE	B003-M020	PNG	A	30.0000000-Working Inte
Well Name: Starpoint et al Cypress b-79-F 94-B-15									
Comments: Off Target Well - Cannot produce.									
200/b-079-F/094-B-15/03	STG	1588.5	STARPOINT 16227	AUG-02-2003 SEP-11-2003	INGA A	B003-M020	PNG	A	30.0000000-Working Inte
Well Name: Starpoint et al Cypress b-79-F 94-B-15									
Comments: DOL participated in Completion.									
200/b-079-F/094-B-15/04	STG	1588.5	STARPOINT 16227	AUG-02-2003 SEP-11-2003	ROBES	B003-M020	PNG	A	30.0000000-Working Inte
Well Name: Starpoint et al Cypress b-79-F 94-B-15									
Comments: Off-target well - Cannot Produce.									
200/c-080-F/094-B-15/00	STG	1144	STARPOINT 16227	OCT-10-2004 NOV-02-2004		B003-M039	PNG	A	50.0000000-Working Inte
Well Name: Starpoint et al Cypress c-80-F 94-B-15									
200/e-082-F/094-B-15/00	STG	1865	STARPOINT 16374	NOV-30-2003 JAN-26-2003	Multiple Zones a-082-F/094-B-15	B003-M028	PNG	A	30.0000000-Working Inte
Well Name: Starpoint Cypress a-82-F/94-B-15									
Comments: Spud Nov-30 to qualify for Royalty holiday.

JUN-15-2005
14:44:49

DYNAMIC OIL & GAS, INC.

Page 6
User: SARAH

WELL INDEX - by Area

Prov: BC Area: ORION

All Active - Active Splits

Well-Number	Status	Depth PSU	Operator Licence	Spud-Date Rig-Release Payout-Date	Producing Zone Accounting Code Surface Hole	Lease-File-No	Lse.	Split	Working Interests
200/b-084-I/094-I-14/00	LOC		DYNAMIC WA 18677			B002-M007	PNG	B	100.0000000-Working Inte
Well Name: DYNAMIC ET AL KOTCHO b-84-I/94-I-14					b-084-I/094-I-14				
Comments: Licenced Location as @ Dec-04.									
						B002-S011	SL	A	100.0000000-Working Inte
200/a-053-J/094-I-14/00	LOC					B002-S008	SL	A	100.0000000-Working Inte
Comments: No well location built. Holding as inventory.									
200/b-062-J/094-I-14/00	STG	2050 4 Unit	DYNAMIC WA 17797	JUL-17-2004 AUG-10-2004		B002-M005	PNG	A	100.0000000-Working Inte
Well Name: DYNAMIC E KOTCHO LAKE c-62-J 94-I-14					c-062-J/094-I-14				
						B002-S010	SL	A	100.0000000-Working Inte
200/c-073-J/094-I-14/00	LOC		DYNAMIC WA17792			B002-M005	PNG	A	100.0000000-Working Inte
Well Name: Dynamic et al Kotcho c-73-J 94-I-J					c-073-J/094-I-14				
Comments: Licened Jun-14-04- not drilled @Dec-04									
						B002-S009	SL	A	100.0000000-Working Inte
200/d-079-K/094-I-15/00	ABG	1495 4 Unit	ECOG WA 13822	JAN-01-2001 JAN-24-2001	JEAN MARIE	B002-M004	PNG	A	50.0000000-Working Inte
Well Name: EAOG Dynamic TOOGA 200D-079-K/94-I-15/0					d-079-K/094-I-15				
Comments: 2nd well in a 3 well program									
						B002-S007	SL	A	50.0000000-WI
200/c-028-D/094-P-02/00	SSG	1486 4 Unit	ECOG WA 13793	DEC-29-2000 JAN-10-2001	BLUESKY	B002-M002	PNG	C	100.0000000-WI BPO of Pe 50.0000060-WI APO
Well Name: Dynamic TOOGA C-028-D/94-P-02/0					c-028-D/094-P-02				
Comments: ENCO - Penalty @ Casing Pt. Sep-03 Workover.									
						B002-S006	SL	A	100.0000000-WI BPO 50.0000000-WI APO
200/c-031-D/094-P-02/00	LOC		DYNAMIC 13821			B002-M002	PNG	A	50.0000050-Working Inte
Well Name: Dynamic et al Tooga c-31-D/94-P-2									
Comments: Licenced Location as @ Dec-04									
200/a-046-D/094-P-02/00	D&A	1078 4 Unit	DYNAMIC WA 18802	NOV-22-2004 DEC-02-2004		B002-M003	PNG	A	50.0000000-
Well Name: Dynamic et al Tooga b-046-D/94-P-02					b-046-D/094-P-02

JUN-15-2005
14:45:16

DYNAMIC OIL & GAS, INC.

Page 1
User: SARAH

WELL INDEX - by Area

Prov: SK Area: BAILEY

All Active - Active Splits

Well-Number	Status	Depth PSU	Operator Licence	Spud-Date Rig-Release Payout-Date	Producing Zone Accounting Code Surface Hole	Lease-File-No	Lse.	Split	Working Interests
6-17-27-26W3 BATTERY						S006-S029	SL	A	75.0000000-WORKING INTE
111/03-17-027-26-W3/00						S006-S028	SL	A	75.0000000-WORKING INTE
111/06-17-027-26-W3/00	STG	LSD 6	DYNAMIC	JAN-09-2005 JAN-13-2005		S006-S018	SL	A	75.0000000-WORKING INTE
111/08-17-027-26-W3/00	OIL		DYNAMIC	DEC-16-2004 DEC-30-2004	REX (MANNVILLE)	S006-S011	SL	A	75.0000000-WORKING INTE
111/09-17-027-26-W3/00 Well Name: DYNAMIC MANTARIO EAST 9-17-27-26 Comments: 2ND JOINT WELL DRILLED F/O DATED JULY 2 2004 ERA/STORM	OIL	LSD 9	DYNAMIC 04K318	NOV-26-2004 NOV-29-2004	REX (MANNVILLE)	S006-M003	FR	C	75.0000000-Working Inte 60.0000000-WI% Prior to
						S006-S005	SL	A	75.0000000-WORKING INTE
111/12-17-027-26-W3/00	STG		DYNAMIC	DEC-13-2004 DEC-16-2004	REX (MANNVILLE)	S006-M003	FR	C	75.0000000-Working Inte 60.0000000-WI% Prior to
						S006-S010	SL	A	75.0000000-WORKING INTE
111/13-17-027-26-W3/00 Well Name: DYNAMIC MANTARIO EAST A13-17-27-26	OIL	957 LSD 13	DYNAMIC 04L016	DEC-08-2004 DEC-13-2004	REX (MANNVILLE) 13-17-027-26-W3M	S006-M003	FR	C	75.0000000-Working Inte 60.0000000-WI% Prior to
						S006-S009	SL	A	75.0000000-WORKING INTE
111/14-17-027-26-W3/00 Well Name: DYNAMIC MANTARIO EAST A14-17-27-26	OIL	LSD 14	DYNAMIC 04L236	JAN-04-2005 JAN-08-2005	REX (MANNVILLE) 14-17-027-26-W3M	S006-S020	SL	A	75.0000000-WORKING INTE
111/15-17-027-26-W3/00	D&A	LSD 15	DYNAMIC	DEC-22-2004 DEC-31-2004		S006-S013	SL	A	75.0000000-WORKING INTE
						S006-S015	SL	A	75.0000000-WORKING INTE
111/16-17-027-26-W3/00 Well Name: dynamic mantario east 16-17-27-26 Comments: 2nd Opt. Well Era/Storm FO.	OIL	1065.56 LSD 16	DYNAMIC 04J246	NOV-02-2004 NOV-07-2004	REX (MANNVILLE) 041800 16-17-027-26-W3M	S006-M003	FR	A	100.0000000-Working Inte 75.0000000-Working Inte 100.0000000-WI% Prior to 60.0000000-WI% Prior to
						S006-S002	SL	A	100.0000000-Working Inte 75.0000000-Working Inte 100.0000000-WI Prior to 60.0000000-WI % Prior t

JUN-15-2005
14:45:17

DYNAMIC OIL & GAS, INC.

Page 2
User: SARAH

WELL INDEX - by Area
Prov: SK Area: BAILEY
All Active - Active Splits

Well-Number	Status	Depth PSU	Operator Licence	Spud-Date Rig-Release Payout-Date	Producing Zone Accounting Code Surface Hole	Lease-File-No	Lse.	Split	Working Interests
111/16-18-027-26-W3/00 cont... S006-SI02 cont... Split: B cont...									
111/16-18-027-26-W3/00	STG	 LSD 16	DYNAMIC	DEC-31-2004 JAN-02-2005	REX (MANNVILLE)	S006-M010	PNG	A	75.0000000-WORKING INTE 60.0000000-WI% Prior to
						S006-S017	SL	A	75.0000000-WORKING INTE 60.0000000-WI% Prior to
111/01-19-027-26-W3/00 Well Name: DYNAMIC MANTARIO EAST A1-17-27-26W3 Comments: 3rd Opt. Well Era/Storm FO.	OIL	1046 LSD 1	DYNAMIC 04K090	NOV-10-2004 NOV-15-2004	REX (MANNVILLE)	S006-M006	FR	A	100.0000000-Working Inte 75.0000000-Working Inte 100.0000000-WI% Prior to 60.0000000-WI% Prior to
						S006-S003	SL	A	100.0000000-Working Inte 75.0000000-Working Inte 100.0000000-WI Prior to 60.0000000-WI % Prior t
111/02-19-027-26-W3/00	STG		DYNAMIC	DEC-03-2004 DEC-07-2004		S006-M006	FR	C	75.0000000-Working Inte 60.0000000-WI% Prior to
						S006-S007	SL	A	75.0000000-WORKING INTE
						S006-S014	SL	A	75.0000000-WORKING INTE
						S006-S016	SL	A	75.0000000-WORKING INTE
111/01-20-027-26-W3/00 Well Name: Dynamic Mantario East 1-20-27-26 W3 Comments: Option Well Location			DYNAMIC			S006-S032	SL	A	37.5000000-Working Inte
111/02-20-027-26-W3/00 Well Name: Dynamic Mantario East 2-20-27-26 W3 Comments: 1st Test Well Location		 LSD 2	DYNAMIC			S006-S033	SL	A	37.5000000-Working Inte
111/04-20-027-26-W3/00 Well Name: Dynamic Mantario 4-20-27-26 W3 Comments: 2nd Test Well Location			DYNAMIC			S006-S031	SL	A	37.5000000-Working Inte
111/03-21-027-26-W3/00 Well Name: DYNAMIC MANTARIO EAST A3-21-27-26 Comments: 1ST JOINT WELL DRILLED F/O DATED JULY 2 2004 ERA/STORM	OIL	 LSD 3	DYNAMIC 04K061	NOV-22-2004 NOV-25-2004	REX (MANNVILLE)	S006-M001	FR	C	75.0000000-Working Inte 60.0000000-WI% Prior to
						S006-S005	SL	A	75.0000000-WORKING INTE

BC WELL LOCATIONS

Well Number/ Well Name	Status	Spud-Date	Rig-Release	Depth	Producing Zone/ Surface Hole	Operator	Licence #
CHOWADE BC							
200/c-095-D/094-B-09/00 DYNAMIC ET AL GRAHM C-095	STG	MAR-17-2004	MAY-01-2004	2147	MISSISSIPPIAN c-095-D/094-B-09	DYNAMIC	17569
200/c-095-D/094-B-09/02 DYNAMIC ET AL GRAHM C-095	ABG	MAR-17-2004	MAY-01-2004	2061	BALDONNEL c-095-D/094-B-09	DYNAMIC	17569
200/c-095-D/094-B-09/03 DYNAMIC ET AL GRAHM c-095	ABG	MAR-17-2004	MAY-01-2004		BLUESKY c-095-D/094-B-09	DYNAMIC	17569
200/b-026-E/094-B-09/00 Crescent Point Cameron Husky Farmout Test Well.						CRESCENT	
200/d-038-E/094-B-09/00 STARPOINT ET AL CHOWADE D	GAS	OCT-23-2002	DEC-09-2002	1594	BALDONNEL d-038-E/094-B-09	STARPOINT	15294
CYPRESS BC							
200/d-091-E/094-B-15/03 Vintage cypress d-91E/94-	SSG	DEC-27-1973	FEB-17-1974	1227.9	HALFWAY A (4800A) d-091-E/094-B-15	DAYLIGHT	3420
202/d-091-E/094-B-15/00 VPCI et al Cypress d-A91-	STG	NOV-06-2003	JAN-21-2004	2810	d-091-E/094-B-15	DAYLIGHT	WA 16623
200/b-007-F/094-B-15/00 Starpoint Cypress b-7-F/9 Earning Well - FO dated J	GAS	AUG-08-2002	OCT-17-2002	2850	MONTNEY b-007-F/094-B-15	STARPOINT	15168
200/b-007-F/094-B-15/02	STG	AUG-08-2002	OCT-17-2002	2850	HALFWAY	STARPOINT	15071

7/7/2005

Page 1 of 6

BC WELL LOCATIONS

Well Number/ Well Name	Status	Spud-Date	Rig-Release	Depth	Producing Zone/ Surface Hole	Operator	Licence #
Starpoint Cypress B-007-F Earning Well FO Jan-4-02.					b-007-F/094-B-15		
200/b-007-F/094-B-15/03 Starpoint Cypress b-007-F Earning Well under FO Jan	STG	AUG-08-2002	OCT-17-2002	2850	KOBES b-007-F/094-B-15	STARPOINT	15071
200/b-007-F/094-B-15/04 Starpoint Cypress b-007-F Earning Well - FO	STG	AUG-08-2002	OCT-17-2002	2850	BALDONNEL b-007-F/094-B-15	STARPOINT	15071
200/c-008-F/094-B-15/00 Starpoint et al Cypress		OCT-10-2004	NOV-02-2004	1144M	c-080-F/094-B-15	STARPOINT	
200/c-018-F/094-B-15/00 Starpoint et al Cypress Original BH Vintage went	D&A	JAN-29-2004	FEB-16-2004	1442	NONE c-018-F/094-B-15	STARPOINT	17245
200/b-019-F/094-B-15/00 Starpoint et al Cypress C-18 F Whip #1 DOL went penalty	D&A	JAN-29-2004	MAR-10-2004	1442	NONE c-018-F/094-B-15	STARPOINT	17245
200/d-019-F/094-B-15/00 Starpoint et al Cypress Whipstock #2 DOL participated	D&A	JAN-29-2004	APR-04-2004	1442	NONE c-018-F/094-B-15	STARPOINT	17245
200/c-059-F/094-B-15/02 Starpoint et al Cypress ON PRODUCTION - MARCH 200	GAS	OCT-19-2002	NOV-18-2002	913.8	KOBES a-070-F/094-B-15	STARPOINT	15168
200/d-067-F/094-B-15/00 Starpoint Cypress d-67-F/ 1st Option well - FOte	GAS	NOV-07-2002	DEC-14-2002	1878.4	HALFWAY d-067-F/094-B-15	STARPOINT	15116
200/d-067-F/094-B-15/02	GAS	NOV-07-2002	DEC-14-2002	1878.4	BALDONNEL	STARPOINT	15116

7/7/2005

Page 2 of 6

BC WELL LOCATIONS

Well Number/ Well Name	Status	Spud-Date	Rig-Release	Depth	Producing Zone/ Surface Hole	Operator	Licence #
STARPOINT CYPRESS D-67-F/ 1st Option well - FO date					d-067-F/094-B-15		
200/b-079-F/094-B-15/00 Starpoint et al Cypress DOL did not participate	STG	AUG-02-2003	SEP-11-2003	1588.5	HALFWAY b-079-F/094-B-15	STARPOINT	16227
200/b-079-F/094-B-15/02 Starpoint et al Cypress Off Target Well	STG	AUG-02-2003	SEP-11-2003	1588.5	LOWER CHARLIE LAKE b-079-F/094-B-15	STARPOINT	16227
200/b-079-F/094-B-15/03 Starpoint et al Cypress DOL participated in Completion	STG	AUG-02-2003	SEP-11-2003	1588.5	INGA A b-079-F/094-B-15	STARPOINT	16227
200/b-079-F/094-B-15/04 Starpoint et al Cypress Off-target well	STG	AUG-02-2003	SEP-11-2003	1588.5	KOBES b-079-F/094-B-15	STARPOINT	16227
200/c-080-F/094-B-15/00 Starpoint et al Cypress	STG	OCT-10-2004	NOV-02-2004	1144	c-080-F/094-B-15	STARPOINT	16227
200/a-082-F/094-B-15/00 Starpoint Cypress a-82-F/	STG	NOV-30-2003	JAN-25-2003	1865	Multiple Zones a-082-F/094-B-15	STARPOINT	16374
200/b-087-F/094-B-15/00 STARPOINT ET AL CYPRESS	ABG	NOV-04-2004			BALDONNEL b-087-F/094-B-15	STARPOINT	17949
200/b-087-F/094-B-15/02 STARPOINT ET AL CYPRESS		NOV-04-2004			HALFWAY b-087-F/094-B-15	DYNAMIC	

7/7/2005 Page 3 of 6

BC WELL LOCATIONS

Well Number/ Well Name	Status	Spud-Date	Rig-Release	Depth	Producing Zone/ Surface Hole	Operator	Licence #
200/b-027-G/094-B-15/00 Starpoint Cypress b-27-G/	ABG	SEP-23-2003	DEC-18-2003	1385	Multiple Zones b-027-G/094-B-15	STARPOINT	WA 16406
202/b-027-K/094-B-15/00 Starpoint Cypress b-A027- 2nd Option Well --FO	ABG	NOV-30-2002	JAN-05-2003	1745.5	CHARLIE LAKE b-027-K/094-B-15	STARPOINT	15449
202/b-027-K/094-B-15/02 Starpoint Cypress b-A027- 2nd Option Well --FO	GAS	NOV-30-2002	JAN-05-2003	1745.5	HALFWAY b-027-K/094-B-15	STARPOINT	15449
202/b-027-K/094-B-15/03 Starpoint Cypress b-A27-K 2nd Option Well --FO date					KOBES	STARPOINT	
200/d-077-L/094-B-15/00 Starpoint et al Cypress d Re-entry of Shell's aband		OCT-27-2004				STARPOINT	
ORION/KOTČHO LAKE BC							
200/b-084-I/094-I-14/00 DYNAMIC ET AL KOTCHO b-84 Licenced Location as @ De	LOC				b-084-I/094-I-14	DYNAMIC	WA 18477
200/a-053-J/094-I-14/00 No well location built.	LOC						
200/b-062-J/094-I-14/00 DYNAMIC E KOTCHO LAKE c-6	STG	JUL-17-2004	AUG-10-2004	2050	c-062-J/094-I-14	DYNAMIC	WA 17797
200/c-073-J/094-I-14/00 Dynamic et al Kotcho c-73	LOC				c-073-J/094-I-14	DYNAMIC	WA17792

7/7/2005

Page 4 of 6

BC WELL LOCATIONS

Well Number/ Well Name	Status	Spud-Date	Rig-Release	Depth	Producing Zone/ Surface Hole	Operator	Licence #
Licened Jun-14-04-							
200/d-079-K/094-I-15/00 EAOG Dynamic TOOGA 200/D- 2nd well in a 5 well prog	ABG	JAN-01-2001	JAN-24-2001	1495	JEAN MARIE d-079-K/094-I-15	ECOG	WA 13822
200/d-087-K/094-I-15/00 Proposed LOC @ Dec-04.	LOC					DYNAMIC	
200/c-028-D/094-P-02/00 Dynamic TOOGA C-028-D/94- ENCO - Penalty @ Casing P	SSG	DEC-29-2000	JAN-10-2001	1486	BLUESKY c-028-D/094-P-02	ECOG	WA 13703
200/c-031-D/094-P-02/00 Dynamic et al Tooga c-31- Licenced Location	LOC					DYNAMIC	13821
200/a-046-D/094-P-02/00 Dynamic et al Tooga b-04	D&A	NOV-22-2004	DEC-02-2004	1028	b-046-D/094-P-02	DYNAMIC	WA 18002
200/c-053-D/094-P-02/00 ECAOG et al HZ TOOGA C-05 Test Well Blk A of FO	D&A	JUL-25-2002	AUG-15-2002	1480	c-053-D/094-P-02	ECOG	WA 15059
200/d-053-D/094-P-02/03 ECAOG e tal HZ TOOGA c-53	STG	JUL-25-2002	AUG-15-2002	1732.4	c-053-D/094-P-02	ECOG	WA 15059
200/b-054-D/094-P-02/00 Dynamic et al Tooga b-54- Name change ENCO to DOL e	LOC					DYNAMIC	13922
200/d-005-A/094-P-03/00 Dynamic et al Kotcho d-5- Standing Gas Well	STG	JUL-07-2004	JUL-13-2004	1480	d-005-A/094-P-03	DYNAMIC	WA 13919

7/7/2005

Page 5 of 6

BC WELL LOCATIONS

Well Number/ Well Name	Status	Spud-Date	Rig-Release	Depth	Producing Zone/ Surface Hole	Operator	Licence #
200/b-012-A/094-P-03/02 DYNAMIC ET AL HZ TOOGA b- First Whip.	STG	MAR-18-2003	APR-11-2003	2187	JEAN MARIE b-013-A/094-P-03	DYNAMIC	WA 13854
200/b-013-A/094-P-03/00 Dynamic et al HZ Tooga b- Name change ENCO to DOL e	D&A	MAR-18-2003	APR-11-2003	1505	BLUESKY b-013-A/094-P-03	DYNAMIC	WA 13854
200/b-013-A/094-P-03/03 DYNAMIC ET AL TOOGA HZ B- 2nd Whip	STG	MAR-18-2003	APR-11-2003	1505	BLUESKY b-013-A/094-P-03	DYNAMIC	WA 13854
200/d-015-A/094-P-03/00 DYNAMIC ET AL KOTCHO d-15	STG	DEC-04-2004	DEC-17-2004	1455	d-015-A/094-P-03	DYNAMIC	WA 18491
200/b-084-I/094-P-03/00 Proposed LOC @ Dec-04.	LOC					DYNAMIC	

7/7/2005

Page 6 of 6

DYNAMIC OIL GAS, INC.
Pipeline Inventory as at July 1st, 2005
Operator: Starpoint Energy Ltd.

Licence Num	DB Date	Substance	Operator Name	# of Segmts	Segment ID #	From Location	To Location
CYPRESS BC							
B91056	20050524	NG	Crescent Point	9	1	B-007-F 094-B-15	B-007-F 094-B-15
B91056	20050524	NG	Crescent Point	9	2	B-007-F 094-B-15	B-007-F 094-B-15
B91056	20050524	NG	Crescent Point	9	3	B-007-F 094-B-15	B-007-F 094-B-15
B91056	20050524	NG	Crescent Point	9	4	B-007-F 094-B-15	B-007-F 094-B-15
B91056	20050524	NG	Crescent Point	9	5	B-007-F 094-B-15	B-007-F 094-B-15
B91056	20050524	NG	Crescent Point	9	6	A-007-F 094-B-15	A-007-F 094-B-15
B91056	20050524	NG	Crescent Point	9	7	A-007-F 094-B-15	A-007-F 094-B-15
B91056	20050524	NG	Crescent Point	9	8	A-007-F 094-B-15	A-007-F 094-B-15
B91056	20050524	NG	Crescent Point	9	9	A-007-F 094-B-15	A-007-F 094-B-15
B91572	20050524	Sour NG	Crescent Point	7	1	A-070-F 094-B-15	A-070-F 094-B-15
B91572	20050524	Sour NG	Crescent Point	7	2	A-070-F 094-B-15	A-070-F 094-B-15
B91572	20050524	Sour NG	Crescent Point	7	3	A-070-F 094-B-15	A-070-F 094-B-15
B91572	20050524	Sour NG	Crescent Point	7	4	A-070-F 094-B-15	A-070-F 094-B-15
B91572	20050524	Sour NG	Crescent Point	7	5	A-070-F 094-B-15	A-070-F 094-B-15
B91572	20050524	Sour NG	Crescent Point	7	6	A-070-F 094-B-15	A-070-F 094-B-15
B91572	20050524	Sour NG	Crescent Point	7	7	A-070-F 094-B-15	A-070-F 094-B-15
B91604	20050524	Sour NG	Crescent Point	6	1	D-067-F 094-B-15	D-070-F 094-B-15
B91604	20050524	Sour NG	Crescent Point	6	2	D-067-F 094-B-15	D-067-F 094-B-15
B91604	20050524	Sour NG	Crescent Point	6	3	D-070-F 094-B-15	D-070-F 094-B-15
B91604	20050524	Sour NG	Crescent Point	6	4	D-067-F 094-B-15	D-067-F 094-B-15
B91604	20050524	Sour NG	Crescent Point	6	5	D-067-F 094-B-15	D-067-F 094-B-15
B91604	20050524	Sour NG	Crescent Point	6	6	D-067-F 094-B-15	D-067-F 094-B-15
B91752	20050524	Sour NG	Crescent Point	2	1	B-027-K 094-B-15	B-027-K 094-B-15
B91752	20050524	Sour NG	Crescent Point	2	2	B-027-K 094-B-15	B-047-C 094-G-02
B92479	20050524	Sour NG	Starpoint	8	1	B-079-F 094-B-15	B-070-F 094-B-15
B92479	20050524	Sour NG	Starpoint	8	2	B-079-F 094-B-15	B-079-F 094-B-15
B92479	20050524	Sour NG	Starpoint	8	3	B-079-F 094-B-15	B-079-F 094-B-15
B92479	20050524	Sour NG	Starpoint	8	4	B-079-F 094-B-15	B-079-F 094-B-15
B92479	20050524	Sour NG	Starpoint	8	5	D-070-F 094-B-15	D-070-F 094-B-15
B92479	20050524	Sour NG	Starpoint	8	6	B-079-F 094-B-15	B-079-F 094-B-15
B92479	20050524	Sour NG	Starpoint	8	7	B-079-F 094-B-15	B-079-F 094-B-15
B92479	20050524	Sour NG	Starpoint	8	8	B-079-F 094-B-15	B-079-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	1	B-027-K 094-B-15	B-075-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	2	B-027-K 094-B-15	B-075-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	3	D-067-F 094-B-15	D-075-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	4	D-067-F 094-B-15	D-075-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	5	B-075-F 094-B-15	B-067-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	6	B-027-K 094-B-15	B-027-K 094-B-15
B92728	20050524	Sour NG	Starpoint	18	7	B-027-K 094-B-15	B-027-K 094-B-15
B92728	20050524	Sour NG	Starpoint	18	8	B-075-F 094-B-15	B-075-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	9	B-075-F 094-B-15	B-075-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	10	B-075-F 094-B-15	B-075-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	11	B-075-F 094-B-15	B-075-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	12	D-067-F 094-B-15	D-067-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	13	D-067-F 094-B-15	D-067-F 094-B-15
B92728	20050524	Sour NG	Starpoint	18	14	B-027-K 094-B-15	B-027-K 094-B-15

7/7/2005
Pipeline Inventory Cypress & Chowade Schedule.xls
Page 1 of 2

DYNAMIC OIL GAS, INC.
Pipeline Inventory as at July 1st, 2005
Operator: Starpoint Energy Ltd.

Licence Num	DB Date	Substance	Operator Name	# of Segmts	Segment ID #	From Location	To Location
B92728	20050524	Sour NG	Starpoint	18	15	B-027-K 094-B-15	B-027-K 094-B-15
B92728	20050524	Sour NG	Starpoint	18	16	B-027-K 094-B-15	B-027-K 094-B-15
B92728	20050524	Sour NG	Starpoint	18	17	B-027-K 094-B-15	B-027-K 094-B-15
B92728	20050524	Sour NG	Starpoint	18	18	B-027-K 094-B-15	B-027-K 094-B-15
B92778	20050524	Sour NG	Starpoint	9	1	B-027-G 094-B-15	B-075-F 094-B-15
B92778	20050524	Sour NG	Starpoint	9	2	B-027-G 094-B-15	B-075-F 094-B-15
B92778	20050524	Sour NG	Starpoint	9	3	B-027-G 094-B-15	B-027-G 094-B-15
B92778	20050524	Sour NG	Starpoint	9	4	B-075-F 094-B-15	B-075-F 094-B-15
B92778	20050524	Sour NG	Starpoint	9	5	B-027-G 094-B-15	B-027-G 094-B-15
B92778	20050524	Sour NG	Starpoint	9	6	B-027-G 094-B-15	B-027-G 094-B-15
B92778	20050524	Sour NG	Starpoint	9	7	B-027-G 094-B-15	B-027-G 094-B-15
B92778	20050524	Sour NG	Starpoint	9	8	B-027-G 094-B-15	B-027-G 094-B-15
B92778	20050524	Sour NG	Starpoint	9	9	B-027-G 094-B-15	B-027-G 094-B-15

CHOWADE BC

B91488	20050524	Sour Nat Ga	Crescent Point E	7	1	D-038-E 094-B-09	D-037-E 094-B-09
B91488	20050524	Sour Nat Ga	Crescent Point E	7	2	D-038-E 094-B-09	D-038-E 094-B-09
B91488	20050524	Sour Nat Ga	Crescent Point E	7	3	D-038-E 094-B-09	D-038-E 094-B-09
B91488	20050524	Sour Nat Ga	Crescent Point E	7	4	D-038-E 094-B-09	D-038-E 094-B-09
B91488	20050524	Sour Nat Ga	Crescent Point E	7	5	D-038-E 094-B-09	D-038-E 094-B-09
B91488	20050524	Sour Nat Ga	Crescent Point E	7	6	D-038-E 094-B-09	D-038-E 094-B-09
B91488	20050524	Sour Nat Ga	Crescent Point E	7	7	D-038-E 094-B-09	D-038-E 094-B-09

7/7/2005
Pipeline Inventory Cypress & Chowade Schedule.xls
Page 2 of 2

JUN-15-2005
14:39:03

DYNAMIC OIL & GAS, INC.

Page 2
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
S006-M012			
Lse: FR	Lease: DEC-02-2004	Gross$: 0.00	
Flt/Cr: FH	Effect: DEC-02-2004	Net $: 0.00	
	Expiry: DEC-01-2005	Date: DEC-02	
	Acquir: JUL-02-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: DEVON CANADA	Acq.: FO

LESSOR	Rental %	Rental $
DEVON	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	256.000 /	192.000	Expose:	256.000	
: (A)	640.000 /	480.000	:	640.000	
Devel: (H)	0.000 /	0.000	UnDevel:	256.000 /	192.000
: (A)	0.000 /	0.000	:	640.000 /	480.000
Prod: (H)	0.000 /	0.000	NonProd:	256.000 /	192.000
: (A)	0.000 /	0.000	:	640.000 /	480.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

LANDS / RIGHTS / WELLS
TWP 27-RGE 26-W3M 7 NP
PNG from SURFACE to BASEMENT

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	17.5000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

S006-M004			
Lse: PNG	Lease: DEC-09-2003	Gross$: 679.88	
Flt/Cr: CR	Effect: DEC-09-2003	Net $: 509.91	
	Expiry: MAR-31-2009	Date: APR-01	
	Acquir: JUL-02-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg:
	Min.Int.: 100.0000000%	Cr. No: PN57221	Acq.: FO

LESSOR	Rental %	Rental $
SEM	100.0000000	679.88

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	194.250 /	145.688	Expose:	194.250	
: (A)	485.625 /	364.220	:	485.625	
Devel: (H)	0.000 /	0.000	UnDevel:	194.250 /	145.688
: (A)	0.000 /	0.000	:	485.625 /	364.220
Prod: (H)	0.000 /	0.000	NonProd:	194.250 /	145.688
: (A)	0.000 /	0.000	:	485.625 /	364.220

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

TWP 27-RGE 26-W3M NE & S 9 NP
PNG from SURFACE to BASE of BIRDBEAR

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	SS	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Saskatchewan Crown Royalty on Petroleum Substances per Regulations

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	194.250 /	145.688	Expose:	194.250	
: (A)	485.625 /	364.220	:	485.625	
Devel: (H)	0.000 /	0.000	UnDevel:	194.250 /	145.688
: (A)	0.000 /	0.000	:	485.625 /	364.220
Prod: (H)	0.000 /	0.000	NonProd:	194.250 /	145.688
: (A)	0.000 /	0.000	:	485.625 /	364.220

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

TWP 27-RGE 26-W3M NE & S 9 NP
PNG from BASE of BIRDBEAR to BASEMENT

PARTNERS	WORKING >INTEREST<
DYNAMIC	37.5000000
ERA	62.5000000
STORM	0.0000000
	100.0000000

JUN-15-2005
14:39:04

Page 4
User: SARAH

DYNAMIC OIL & GAS, INC.

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
S006-S021			
Lse: SL	Lease: DEC-05-2004	Gross$: 2,500.00	
Fh/Cr: FH	Effect: DEC-05-2004	Net $: 1,875.00	
	Expiry: DEC-04-2025	Date: DEC-05	
	Acquir: DEC-09-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: GRUENING,E	Acq.: FO

LESSOR	Rental %	Rental $
GRUENING,E	100.0000000	2,500.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.870	
: (A)	0.000 /	0.000	:	4.675	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LANDS / RIGHTS / WELLS

TWP 27-RGE 26-W3M NW 9 (LSD 13 & 14)
SR

S006-M003			
Lse: FR	Lease: DEC-02-2003	Gross$: 0.00	
Fh/Cr: FH	Effect: DEC-02-2003	Net $: 0.00	
	Expiry: JAN-01-2005	Date: JAN-01	
	Acquir: JUL-02-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg:
	Min.Int.: 100.0000000%	Cr. No: DEVON CANAD	Acq.: FO

LESSOR	Rental %	Rental $
DEVON	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	64.000 /	52.000	Expose:	256.000	
: (A)	160.000 /	130.000	:	640.000	
Devel: (H)	64.000 /	52.000	UnDevel:	0.000 /	0.000
: (A)	160.000 /	130.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	64.000 /	52.000
: (A)	0.000 /	0.000	:	160.000 /	130.000

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P
Extension: HBP AMI: ROFR:

PARTNERS	Working >Interest BPO<	Working Interest APO	WI% Prior to Storm Acq BPO
DYNAMIC	100.0000000	75.0000000	100.0000000
ERA	0.0000000	25.0000000	0.0000000
STORM	0.0000000	0.0000000	0.0000000
	100.0000000	100.1000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION: NONCONV. S/S: 1/23.6365 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV at Payout TO 25.0000000%
ORR		ERA	62.5000000	DYNAMIC	100.0000000		Farmor ORR per terms of Farmout & Royalty Procedure held now by Era (62.5%) and Dynamic (37.5%) share and which ORR is convertible at Payout.
		DYNAMIC	37.5000000	DYNAMIC	100.0000000		

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	16.000 /	16.000	Expose:	256.000	
: (A)	40.000 /	40.000	:	640.000	
Devel: (H)	16.000 /	16.000	UnDevel:	0.000 /	0.000
: (A)	40.000 /	40.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	16.000 /	16.000
: (A)	0.000 /	0.000	:	40.000 /	40.000

TWP 27-RGE 26-W3M 17 (LSD 16) P
PNG from TOP of REX (MANNVILLE) to BASE of REX (MANNVILLE)
1/11/16-17-027-26-W300 (OIL)

JUN-15-2005
14:39:05

DYNAMIC OIL & GAS, INC.

Page 5
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK   Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO
S006-M003 cont...		

WORKING INTERESTS

Split: B   Status: ACTIVE   Operator: DYNAMIC   Int.: WI   Prod.: NP
Extension: AMI: ROFR:

LANDS / RIGHTS / WELLS
TWP 27-RGE 26-W3M 17 (LSD 16) NP
PNG from BASE of VIKING to BASE of BASAL MANNVILLE excluding
PNG from TOP of REX (MANNVILLE) to BASE of REX (MANNVILLE)

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

Split: C   Status: ACTIVE   Operator: DYNAMIC   Int.: WI   Prod.: P
Extension: AMI: ROFR:

TWP 27-RGE 26-W3M 17 (LSDS 9,12, 13) P
PNG from BASE of VIKING to BASE of BASAL MANNVILLE
111/09-17-027-26-W3/00 (OIL)
111/12-17-027-26-W3/00 (STG)
111/13-17-027-26-W3/00 (OIL)

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	48.000 /	36.000	Expose:	0.000	
: (A)	120.000 /	90.000	:	0.000	
Devel: (H)	48.000 /	36.000	UnDevel:	0.000 /	0.000
: (A)	120.000 /	90.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	48.000 /	36.000
: (A)	0.000 /	0.000	:	120.000 /	90.000

JUN-15-2005
14:39:06

DYNAMIC OIL & GAS, INC.

Page 8
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS		LANDS / RIGHTS / WELLS
S006-S009				Split: A Status: ACTIVE Operator: DYNAMIC	Int.: WI Prod.: NP	TWP 27-RGE 26-W3M NW 17 (LSD 13)
Lse: SL	Lease: NOV-29-2004	Gross$: 2,500.00		Extension:	AMI: ROFR:	SR
Fh/Cr: FH	Effect: NOV-29-2004	Net $: 1,875.00				111/13-17-027-26-W3/00 (OIL)
	Expiry: NOV-28-2025	Date: NOV-29				
	Acquir: NOV-29-2104	Freq: ANNUAL				
	Termin:	Payor: DYNAMIC	Catg: OPERATED			
	Min.Int.: 100.0000000%	Cr. No: BAKER ET AL	Acq.: FO			

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
BAKER,J	33.3333000	833.33
BAKER,G	33.3333000	833.33
BAKER,R	33.3334000	833.34

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.700	
: (A)	0.000 /	0.000	:	4.250	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO		WORKING INTERESTS		LANDS / RIGHTS / WELLS
S006-S010				Split: A Status: ACTIVE Operator: DYNAMIC	Int.: WI Prod.: NP	TWP 27-RGE 26-W3M NW 17 (LSD 11 & 12)
Lse: SL	Lease: DEC-05-2004	Gross$: 2,500.00		Extension:	AMI: ROFR:	SR
Fh/Cr: FH	Effect: DEC-05-2004	Net $: 1,875.00				111/12-17-027-26-W3/00 (STG)
	Expiry: DEC-04-2025	Date: DEC-05				
	Acquir: DEC-05-2004	Freq: ANNUAL				
	Termin:	Payor: DYNAMIC	Catg: OPERATED			
	Min.Int.: 100.0000000%	Cr. No: BAKER ET AL	Acq.: FO			

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
BAKER,J	33.3333000	833.33
BAKER,G	33.3333000	833.33
BAKER,R	33.3334000	833.34

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.750	
: (A)	0.000 /	0.000	:	4.375	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:07

DYNAMIC OIL & GAS, INC.

Page 10
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES | DATES | RENTAL INFO | WORKING INTERESTS | LANDS / RIGHTS / WELLS

S006-S013

Lse: SL — Lease: NOV-30-2004 — Gross$: 2,500.00
FH/Cr: FH — Effect: NOV-30-2004 — Net $: 1,875.00
Expiry: NOV-29-2025 — Date: NOV-30
Acquir: NOV-30-2004 — Freq: ANNUAL
Termin: — Payor: DYNAMIC — Catg: OPERATED
Min.Int.: 100.0000000% — Cr. No: HUMMEL,D&E — Acq.: FO

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

TWP 27-RGE 26-W3M NE 17 (LSD 15)
SR
111/15-17-027-26-W3/00 (D&A)

LESSOR	Rental %	Rental $
HUMMEL,DE & EM	100.0000000	2,500.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.840	
: (A)	0.000 /	0.000	:	4.630	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

S006-S018

Lse: SL — Lease: DEC-09-2004 — Gross$: 2,500.00
FH/Cr: FH — Effect: DEC-09-2004 — Net $: 1,875.00
Expiry: DEC-08-2025 — Date: DEC-09
Acquir: DEC-09-2004 — Freq: ANNUAL
Termin: — Payor: DYNAMIC — Catg: OPERATED
Min.Int.: 100.0000000% — Cr. No: BAKER ET AL — Acq.: FO

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

TWP 27-RGE 26-W3M SW 17 (LSD 3 & 6)
SR
111/06-17-027-26-W3/00 (STG)

LESSOR	Rental %	Rental $
BAKER,J	33.3333000	833.33
BAKER,G	33.3333000	833.33
BAKER,R	33.3334000	833.34

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.870	
: (A)	0.000 /	0.000	:	4.675	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:07

DYNAMIC OIL & GAS, INC.

Page 11
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S020				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 27-RGE 26-W3M NW 17 (LSD 13 & 14)
Lse: SL	Lease: NOV-29-2004	Gross$: 2,550.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: NOV-29-2004	Net $: 1,912.50			11/14-17-027-26-W3/00 (OIL)
	Expiry: NOV-28-2025	Date: NOV-29			
	Acquir: NOV-29-2004	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: BAKER ET AL	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
BAKER,J	33.3333000	850.00
BAKER,G	33.3333000	850.00
BAKER,R	33.3334000	850.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	2.031	
: (A)	0.000 /	0.000	:	5.078	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S024				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 27-RGE 26-W3M SE 17 (LSD 1)
Lse: SL	Lease: JAN-13-2005	Gross$: 2,200.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: JAN-13-2005	Net $: 1,650.00			
	Expiry: JAN-12-2026	Date: JAN-13			
	Acquir: JAN-13-2005	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: HUMMEL,D&E	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
HUMMEL,DE & EM	100.0000000	2,200.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.000	
: (A)	0.000 /	0.000	:	2.500	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:06

DYNAMIC OIL & GAS, INC.

Page 12
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S025				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 27-RGE 26-W3M SE 17 (LSD 2 & 7)
Lsr: SL	Lease: JAN-13-2005	Gross$: 2,500.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: JAN-13-2005	Net $: 1,875.00			
	Expiry: JAN-12-2026	Date: JAN-13			
	Acquir: JAN-13-2005	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: HUMMEL,D&E	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
HUMMEL,DE & EM	100.0000000	2,500.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.810	
: (A)	0.000 /	0.000	:	4.525	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S026				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 27-RGE 26-W3M W 17 (LSD 6 & 11)
Lsr: SL	Lease: JAN-13-2005	Gross$: 2,300.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: JAN-13-2005	Net $: 1,725.00			
	Expiry: JAN-12-2026	Date: JAN-13			
	Acquir: JAN-13-2005	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: BAKER ET AL	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
BAKER,J	33.3333000	766.67
BAKER,G	33.3333000	766.67
BAKER,R	33.3334000	766.66

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.260	
: (A)	0.000 /	0.000	:	3.150	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:08

DYNAMIC OIL & GAS, INC.

Page 13
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS		LANDS / RIGHTS / WELLS
S006-S027				Split: A Status: ACTIVE Operator: DYNAMIC	Int.: WI Prod.: NP	TWP 27-RGE 26-W3M NE 17 (LSD 15 & 16)
Lse: SL	Lease: MAR-09-2005	Gross$: 400.00		Extension:	AMI: ROFR:	SR
Fh/Cr: FH	Effect: MAR-09-2005	Net $: 304.00				
	Expiry: MAR-08-2026	Date: MAR-09				
	Acquir: MAR-09-2005	Freq: ANNUAL				
	Termin:	Payor: DYNAMIC	Catg: OPERATED			
	Min.Int.: 100.0000000%	Cr. No: HUMMEL,D&E	Acq.: FO			

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
HUMMEL,DE & EV	100.0000000	400.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.052	
: (A)	0.000 /	0.000	:	2.630	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO		WORKING INTERESTS		LANDS / RIGHTS / WELLS
S006-S028				Split: A Status: ACTIVE Operator: DYNAMIC	Int.: WI Prod.: NP	TWP 27-RGE 26-W3M SW 17 (LSD 3)
Lse: SL	Lease: FEB-18-2005	Gross$: 2,200.00		Extension:	AMI: ROFR:	SR
Fh/Cr: FH	Effect: FEB-18-2005	Net $: 1,650.00				111/03-17-027-26-W300
	Expiry: FEB-17-2026	Date: FEB-18				
	Acquir: FEB-18-2005	Freq: ANNUAL				
	Termin:	Payor: DYNAMIC	Catg: OPERATED			
	Min.Int.: 100.0000000%	Cr. No: BAKER ET AL	Acq.: FO			

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
BAKER,J	33.3333000	733.33
BAKER,G	33.3333000	733.33
BAKER,R	33.3335000	733.34

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.172	
: (A)	0.000 /	0.000	:	2.930	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:09

DYNAMIC OIL & GAS, INC.

Page 14
User SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S029				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 27-RGE 28-W3M SW 17 (LSD 6)
Lse: SL	Lease: FEB-10-2005	Gross$: 3,000.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: FEB-10-2005	Net $: 2,250.00			6-17-27-28W3 BATTERY
	Expiry: FEB-09-2026	Date: FEB-10			
	Acquir: FEB-10-2005	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: BAKER ET AL	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
BAKER,J	33.3333000	1,000.00
BAKER,G	33.3333000	1,000.00
BAKER,R	33.3334000	1,000.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.158	
: (A)	0.000 /	0.000	:	4.395	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S034				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P	TWP 27-RGE 28-W3M SE 17, NE 17
Lse: EAS	Lease: FEB-09-2005	Gross$: 0.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: FEB-09-2005	Net $: 0.00			
	Expiry:	Date: FEB-09			
	Acquir: FEB-09-2005	Freq: N/A			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: HUMMEL,D&E	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
HUMMEL,DE & EM	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	4.136	
: (A)	0.000 /	0.000	:	10.340	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:09

DYNAMIC OIL & GAS, INC.

Page 15
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S036				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P	TWP 27-RGE 26-W3M SW 17, NW 17
Lse: EAS	Lease: FEB-10-2005	Gross$: 0.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: FEB-10-2005	Net $: 0.00			
	Expiry:	Date: FEB-10			
	Acquir: FEB-10-2005	Freq: N/A			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: BAKER	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
BAKER,J	33.3333000	0.00
BAKER,G	33.3333000	0.00
BAKER,R	33.3334000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	3.334	
: (A)	0.000 /	0.000	:	8.335	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-M010				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P	TWP 27-RGE 26-W3M 18 (LSD 16) P
Lse: PNG	Lease: DEC-09-2003	Gross$: 906.50		Extension: AMI: ROFR:	TWP 27-RGE 26-W3M 18 (9, 10, 15) NP
Fh/Cr: CR	Effect: DEC-09-2003	Net $: 679.87			TWP 27-RGE 26-W3M NW 18 NP
	Expiry: MAR-31-2009	Date: APR-01			TWP 27-RGE 26-W3M S 18 NP
	Acquir: JUL-02-2004	Freq: ANNUAL			PNG from TOP of 2ND WHITE SPECKLED to BASE of BIRDBEAR
	Termin:	Payor: DYNAMIC	Catg:		111/16-18-027-26-W3/00 (STG)
	Min.Int.: 100.0000000%	Cr. No: PN53225	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

LESSOR	Rental %	Rental $
SEM	100.0000000	906.50

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	259.000 /	194.250	Expose:	259.000	
: (A)	647.500 /	485.625	:	647.500	
Devel: (H)	16.000 /	12.000	UnDevel:	243.000 /	182.250
: (A)	40.000 /	30.000	:	607.500 /	455.625
Prod: (H)	0.000 /	0.000	NonProd:	259.000 /	194.250
: (A)	0.000 /	0.000	:	647.500 /	485.625

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	259.000 /	194.250	Expose:	259.000	
: (A)	647.500 /	485.625	:	647.500	
Devel: (H)	16.000 /	12.000	UnDevel:	243.000 /	182.250
: (A)	40.000 /	30.000	:	607.500 /	455.625
Prod: (H)	0.000 /	0.000	NonProd:	259.000 /	194.250
: (A)	0.000 /	0.000	:	647.500 /	485.625

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP — TWP 27-RGE 26-W3M 18
Extension: AMI: ROFR: — PNG from BASE of BIRDBEAR to BASEMENT

PARTNERS	WORKING >INTEREST<
DYNAMIC	37.5000000
ERA	62.5000000
STORM	0.0000000
	100.0000000

Generated 1.5b In House Software Limited

JUN-15-2005
14:39:10

DYNAMIC OIL & GAS, INC.

Page 16
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES | DATES | RENTAL INFO | WORKING INTERESTS | LANDS / RIGHTS / WELLS

S006-M010 cont...
Split: B cont...

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

S006-S017

Lse: SL Lease: NOV-30-2004 Gross$: 2,200.00
Fh/Cr: FH Effect: NOV-30-2004 Net $: 1,650.00
Expiry: NOV-29-2025 Date: NOV-30
Acquir: NOV-30-2004 Freq: ANNUAL
Termin: Payor: DYNAMIC Catg: OPERATED
Min.Int.: 100.0000000% Cr. No: NUNWEILER,F&Acq.: FO

LESSOR	Rental %	Rental $
NUNWEILER,F&A	100.0000000	2,200.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.000	
: (A)	0.000 /	0.000	:	2.500	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

TWP 27-RGE 26-W3M NE 18 (LSD 16)
SR
111/16-18-027-26-W3/00 (STG)

S006-S019

Lse: SL Lease: NOV-30-2004 Gross$: 2,350.00
Fh/Cr: FH Effect: NOV-30-2004 Net $: 1,762.50
Expiry: NOV-29-2025 Date: NOV-30
Acquir: NOV-30-2004 Freq: ANNUAL
Termin: Payor: DYNAMIC Catg: OPERATED
Min.Int.: 100.0000000% Cr. No: NUNWEILER,F&Acq.: FO

LESSOR	Rental %	Rental $
NUNWEILER,F&A	100.0000000	2,350.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.410	
: (A)	0.000 /	0.000	:	3.525	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

TWP 27-RGE 26-W3M NE 18 (LSD 15 & 16)
SR

Generated 1 Site in House Software Limited

JUN-15-2005
14:39:10

DYNAMIC OIL & GAS, INC.

Page 17
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO	WORKING INTERESTS	LANDS / RIGHTS / WELLS

S006-S019 cont...
Split: A cont...

S006-S035
Lse: EAS | Lease: FEB-09-2005 | Gross$: 0.00
Fh/Cr: FH | Effect: FEB-09-2005 | Net $: 0.00
Expiry: | Date: FEB-09
Acquir: FEB-09-2005 | Freq: N/A
Termin: | Payor: DYNAMIC | Catg: OPERATED
Min.Int.: 100.0000000% | Cr. No: NUNWEILER,A | Acq.: FO

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P
Extension: AMI ROFR:

TWP 27-RGE 26-W3M NE 18
SR

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
NUNWEILER,A	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.537	
: (A)	0.000 /	0.000	:	1.343	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

S006-M006
Lse: FR | Lease: DEC-02-2003 | Gross$: 0.00
Fh/Cr: FH | Effect: DEC-02-2003 | Net $: 0.00
Expiry: JAN-01-2005 | Date: JAN-01
Acquir: JUL-02-2004 | Freq: ANNUAL
Termin: | Payor: DYNAMIC | Catg:
Min.Int.: 100.0000000% | Cr. No: DEVON CANADAcq.: FO

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P
Extension: HBP AMI: ROFR:

TWP 27-RGE 25-W3M 19 (LSD 1) P
PNG from TOP of REX (MANNVILLE) to BASE of REX (MANNVILLE)
11/01-19-027-25-W300 (OIL)

PARTNERS	Working >Interest BPO<	Working Interest APO	WI% Prior to Storm Acq BPO
DYNAMIC	100.0000000	75.0000000	100.0000000
ERA	0.0000000	25.0000000	0.0000000
STORM	0.0000000	0.0000000	0.0000000
	100.0000000	100.0000000	100.0000000

LESSOR	Rental %	Rental $
DEVON	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	32.000 /	28.000	Expose:	256.000	
: (A)	80.000 /	70.000	:	640.000	
Devel: (H)	32.000 /	28.000	UnDevel:	0.000 /	0.000
: (A)	80.000 /	70.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	32.000 /	28.000
: (A)	0.000 /	0.000	:	80.000 /	70.000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	16.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION, NONCONV.
ORR		ERA	62.5000000	DYNAMIC	100.0000000		S/S: 1/23.8365 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV at Payout TO 25.0000000%.
		DYNAMIC	37.5000000	DYNAMIC	100.0000000		Farmor ORR per terms of Farmout & Royalty Procedure held now by Era (62.5%) and Dynamic (37.5%) share and which ORR is convertible at Payout.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	16.000 /	16.000	Expose:	256.000	
: (A)	40.000 /	40.000	:	640.000	
Devel: (H)	16.000 /	16.000	UnDevel:	0.000 /	0.000
: (A)	40.000 /	40.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	16.000 /	16.000
: (A)	0.000 /	0.000	:	40.000 /	40.000

JUN-15-2005
14:39:11

DYNAMIC OIL & GAS, INC.

Page 18
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO
S006-M006 cont...		

WORKING INTERESTS

Split: B Status: ACTIVE Operator: DYNAMIC Int: WI Prod.: NP
Extension: AMI: ROFR:

LANDS / RIGHTS / WELLS

TWP 27-RGE 26-W3M 19 (LSD 1) NP
PNG from BELOW of VIKING to BASE of BASAL MANNVILLE excluding
PNG from TOP of REX (MANNVILLE) to BASE of REX (MANNVILLE)

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

Split: C Status: ACTIVE Operator: DYNAMIC Int: WI Prod.: NP
Extension: AMI: ROFR:

TWP 27-RGE 26-W3M SE 19 (LSD 2) P
PNG from BASE of VIKING to BASE of BASAL MANNVILLE
111/02-19-027-26-W3/00 (STG)

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	16.000 /	12.000	Expose:	0.000	
: (A)	40.000 /	30.000	:	0.000	
Devel: (H)	16.000 /	12.000	UnDevel:	0.000 /	0.000
: (A)	40.000 /	30.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	16.000 /	12.000
: (A)	0.000 /	0.000	:	40.000 /	30.000

JUN-15-2005
14:39:12

DYNAMIC OIL & GAS, INC.

Page 20
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
S006-S007			
Lse: SL	Lease: NOV-25-2004	Gross$: 2,275.00	
Fh/Cr: FH	Effect: NOV-25-2004	Net $: 1,706.25	
	Expiry: NOV-24-2025	Date: NOV-25	
	Acquir: NOV-25-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: LAROCK FARMS	Seq.: FO

LESSOR	Rental %	Rental $
LAROCK FARMS INC.	100.0000000	2,275.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.410	
: (A)	0.000 /	0.000	:	3.525	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LANDS / RIGHTS / WELLS

TWP 27-RGE 26-W3M SE 19 (LSD 2)
SR
111/02-19-027-26-W3/00 (STG)

TYPES	DATES	RENTAL INFO	
S008-S014			
Lse: SL	Lease: NOV-25-2004	Gross$: 2,300.00	
Fh/Cr: FH	Effect: NOV-25-2004	Net $: 1,725.00	
	Expiry: NOV-24-2025	Date: NOV-25	
	Acquir: NOV-25-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: LAROCK FARMS	Seq.: FO

LESSOR	Rental %	Rental $
LAROCK FARMS INC.	100.0000000	2,300.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.560	
: (A)	0.000 /	0.000	:	3.900	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

TWP 27-RGE 26-W3M SE 19 (LSD 1 & 2)
SR
111/02-19-027-26-W3/00 (STG)

JUN-15-2005
14:39:12

DYNAMIC OIL & GAS, INC.

Page 22
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
S006-M002			
Lse: PNG	Lease: FEB-10-2004	Gross$: 906.50	
Fh/Cr: CR	Effect: FEB-10-2004	Net $: 679.87	
	Expiry: MAR-31-2009	Date: APR-01	
	Acquir: JUL-02-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg:
	Min.Int.: 100.0000000%	Cr. No: PN53514	Acq.: FO

LESSOR	Rental %	Rental $
SEM	100.0000000	906.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	259.000 /	194.250	Expose:	518.000	
: (A)	647.500 /	485.625	:	1,295.000	
Devel: (H)	0.000 /	0.000	UnDevel:	259.000 /	194.250
: (A)	0.000 /	0.000	:	647.500 /	485.625
Prod: (H)	0.000 /	0.000	NonProd:	259.000 /	194.250
: (A)	0.000 /	0.000	:	647.500 /	485.625

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

LANDS / RIGHTS / WELLS
TWP 27-RGE 26-W3M 20 NP
PNG from BELOW of MANNVILLE to BASE of BIRDBEAR

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Saskatchewan Crown Royalty on Petroleum Substances per Regulations.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	259.000 /	194.250	Expose:	259.000	
: (A)	647.500 /	485.625	:	647.500	
Devel: (H)	0.000 /	0.000	UnDevel:	259.000 /	194.250
: (A)	0.000 /	0.000	:	647.500 /	485.625
Prod: (H)	0.000 /	0.000	NonProd:	259.000 /	194.250
: (A)	0.000 /	0.000	:	647.500 /	485.625

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

TWP 27-RGE 26-W3M 20 NP
PNG from BASE of BIRDBEAR to BASEMENT

PARTNERS	WORKING >INTEREST<
DYNAMIC	37.5000000
ERA	62.5000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Saskatchewan Crown Royalty on Petroleum Substances per Regulations.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	259.000	
: (A)	0.000 /	0.000	:	647.500	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:13

DYNAMIC OIL & GAS, INC.

Page 24
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO
S006-S033		
Lse: SL	Lease: MAY-03-2005	Gross$ 2,200.00
Fh/Cr: FH	Effect: MAY-03-2005	Net $ 825.00
	Expiry: MAY-02-2026	Date: MAY-03
	Acquir: MAY-03-2005	Freq: ANNUAL
	Termin:	Payor: DYNAMIC Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. Nr: LAROCK FARMSAcq:

LESSOR	Rental %	Rental $
LAROCK FARMS INC.	100.0000000	2,200.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.000	
: (A)	0.000 /	0.000	:	2.500	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

WORKING INTERESTS
Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI ROFR:

PARTNERS	Working >Interest<
DYNAMIC	37.5000000
CONOCO	0.0000000
BAYTEX	50.0000000
* ERA	12.5000000
	100.0000000

LANDS / RIGHTS / WELLS
TWP 27-RGE 26-W3M SE 20 (LSD 1,2)
SR
111/02-20-027-26-W3/00

S006-M001		
Lse: FR	Lease: DEC-02-2003	Gross$: 0.00
Fh/Cr: FH	Effect: DEC-02-2003	Net $: 0.00
	Expiry: JAN-01-2005	Date: JAN-01
	Acquir: JUL-02-2004	Freq: ANNUAL
	Termin:	Payor: DYNAMIC Catg:
	Min.Int.: 100.0000000%	Cr. No: DEVON CANADAcq.: FO

LESSOR	Rental %	Rental $
DEVON	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	48.000 /	40.000	Expose:	256.000	
: (A)	120.000 /	100.000	:	640.000	
Devel: (H)	48.000 /	40.000	UnDevel:	0.000 /	0.000
: (A)	120.000 /	100.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	48.000 /	40.000
: (A)	0.000 /	0.000	:	120.000 /	100.000

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P
Extension: HBP AMI: ROFR:

PARTNERS	Working >Interest BPO<	Working Interest APO	WI % Prior to Storm Acq BPO
DYNAMIC	100.0000000	75.0000000	100.0000000
ERA	0.0000000	25.0000000	0.0000000
STORM	0.0000000	0.0000000	0.0000000
	100.0000000	100.0000000	100.0000000

TWP 27-RGE 26-W3M 21 (LSD 4) P
PNG from TOP of REX (MANNVILLE) to BASE of REX (MANNVILLE)
111/04-21-027-26-W3/00 (OIL)

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.
ORR		ERA	62.5000000	DYNAMIC	100.0000000		S/S 1/23.8365 (5.0000 - 15.0000%) OIL; 15.0000% GAS; ON 100.0000% PRODUCTION; CONV at Payout TO 25.0000000%.
		DYNAMIC	37.5000000	DYNAMIC	100.0000000		Farmor ORR per terms of Farmout & Royalty Procedure held now by Era 62.5% and Dynamic as to a 37.5% share and which ORR is convertible at Payout.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	16.000 /	16.000	Expose:	256.000	
: (A)	40.000 /	40.000	:	640.000	
Devel: (H)	16.000 /	16.000	UnDevel:	0.000 /	0.000
: (A)	40.000 /	40.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	16.000 /	16.000
: (A)	0.000 /	0.000	:	40.000 /	40.000

JUN-15-2005
14:39:14

DYNAMIC OIL & GAS, INC.

Page 25
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO
S006-M001 cont...		

WORKING INTERESTS

LANDS / RIGHTS / WELLS

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

TWP 27-RGE 26-W3M 21 (LSD 4) NP
PNG from SURFACE to BASE of BASAL MANNVILLE excluding PNG from TOP of REX (MANNVILLE) to BASE of REX (MANNVILLE)

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

Split: C Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P
Extension: AMI: ROFR:

TWP 27-RGE 26-W3M SW 21 (LSDS 3,5) P
PNG from SURFACE to BASE of BASAL MANNVILLE
111/03-21-027-26-W3/00 (OIL)
111/05-21-027-26-W3/00 (STG)

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	32.000 /	24.000	Expose:	0.000	
: (A)	80.000 /	60.000	:	0.000	
Devel: (H)	32.000 /	24.000	UnDevel:	0.000 /	0.000
: (A)	80.000 /	60.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	32.000 /	24.000
: (A)	0.000 /	0.000	:	80.000 /	60.000

JUN-15-2005
14:39:15

DYNAMIC OIL & GAS, INC.

Page 27
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
S006-S005			
Lse: SL	Lease: NOV-02-2004	Gross$: 2,400.00	
Fh/Cr: FH	Effect: NOV-02-2004	Net $: 1,800.00	
	Expiry: NOV-01-2025	Date: NOV-02	
	Acquir: NOV-02-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: LAROCK FARM	Acq: FO

LESSOR	Rental %	Rental $
LAROCK FARMS INC.	100.0000000	2,400.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.650	
: (A)	0.000 /	0.000	:	4.625	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LANDS / RIGHTS / WELLS

TWP 27-RGE 26-W3M SW 21 (LSD 3 & 4)
SR
111/03-21-027-26-W3/00 (OIL)

TYPES	DATES	RENTAL INFO	
S006-S006			
Lse: SL	Lease: NOV-25-2004	Gross$: 2,400.00	
Fh/Cr: FH	Effect: NOV-25-2004	Net $: 1,800.00	
	Expiry: NOV-24-2025	Date: NOV-25	
	Acquir: NOV-25-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Catg: OPERATED
	Min.Int.: 100.0000000%	Cr. No: LAROCK FARM	Acq: FO

LESSOR	Rental %	Rental $
LAROCK FARMS INC.	100.0000000	2,400.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.660	
: (A)	0.000 /	0.000	:	4.150	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

TWP 27-RGE 26-W3M SW 21 (LSD 4 & 5)
SR
111/05-21-027-26-W3/00 (STG)

JUN-15-2005
14:39:15

DYNAMIC OIL & GAS, INC.

Page 23
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S016				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 27-RGE 26-W3M SE 21 (LSD 1 & 2)
Lse: SL	Lease: NOV-25-2104	Gross$: 2,300.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: NOV-25-2104	Net $: 1,725.00			111/02-19-027-25-W3/00 (STG)
	Expiry: NOV-24-2025	Date: NOV-25			
	Acquir: NOV-25-2004	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: LAROCK FARMS	Eq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
LAROCK FARMS INC.	100.0000000	2,300.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.530	
: (A)	0.000 /	0.000	:	3.825	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S006-S022				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 27-RGE 26-W3M S 21 (LSD 2 & 3)
Lse: SL	Lease: NOV-25-2004	Gross$: 2,325.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: NOV-25-2004	Net $: 1,743.75			
	Expiry: NOV-24-2025	Date: NOV-25			
	Acquir: NOV-25-2004	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: LAROCK FARMS	Eq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
LAROCK FARMS INC.	100.0000000	2,325.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.590	
: (A)	0.000 /	0.000	:	3.975	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:16

DYNAMIC OIL & GAS, INC.

Page 30
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: BAILEY
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
S006-M008			
Lse: PNG	Lease: DEC-09-2003	Gross$ 906.50	
Flt/Cr: CR	Effect: DEC-09-2003	Net $ 679.87	
	Expiry: MAR-31-2008	Date: APR-01	
	Acquir: JUL-02-2004	Freq: ANNUAL	
	Termin:	Payor: DYNAMIC	Calg:
	Min.Int.: 100.0000000%	Cr. No: PN51226	Acq.: FO

LESSOR	Rental %	Rental $
SEN	100.0000000	906.50

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	259.000 /	194.250	Expose:	518.000	
: (A)	647.500 /	485.625	:	1,295.000	
Devel: (H)	259.000 /	194.250	UnDevel:	0.000 /	0.000
: (A)	647.500 /	485.625	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	259.000 /	194.250
: (A)	0.000 /	0.000	:	647.500 /	485.625

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

LANDS / RIGHTS / WELLS
TWP 27-RGE 26-W3M 22 NP
PNG from SURFACE to BASE of BIRDBEAR
111/04-22-027-26-W3/00 (D&A)

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Saskatchewan Crown Royalty on Petroleum Substances per Regulations.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	259.000 /	194.250	Expose:	259.000	
: (A)	647.500 /	485.625	:	647.500	
Devel: (H)	259.000 /	194.250	UnDevel:	0.000 /	0.000
: (A)	647.500 /	485.625	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	259.000 /	194.250
: (A)	0.000 /	0.000	:	647.500 /	485.625

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

TWP 27-RGE 26-W3M 22 NP
PNG from BASE of BIRDBEAR to BASEMENT

PARTNERS	WORKING >INTEREST<
DYNAMIC	37.5000000
ERA	62.5000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Saskatchewan Crown Royalty on Petroleum Substances per Regulations.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	259.000	
: (A)	0.000 /	0.000	:	647.500	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JUN-15-2005
14:39:18

DYNAMIC OIL & GAS, INC.

Page 34
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: ELMORE
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
S001-M001A			
Lse: PNG	Lease: APR-03-1979	Gross$: 56.65	
Fh/Cr: CR	Effect: APR-01-1980	Net $: 2.83	
	Expiry: APR-01-1985	Date: APR-01	
	Acquir:	Freq: ANNUAL	
	Termin:	Payor: CNRL	Catg: NON-OP
	Min.Int.: 100.0000000%	Cr. No: PN 15,816	Acq.: PART

LESSOR	Rental %	Rental $
SEM	100.0000000	56.65

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	16.185 /	0.809	Expose:	16.185	
: (A)	40.463 /	2.023	:	40.463	
Devel: (H)	16.185 /	0.809	UnDevel:	0.000 /	0.000
: (A)	40.463 /	2.023	:	0.000 /	0.000
Prod: (H)	16.185 /	0.809	NonProd:	0.000 /	0.000
: (A)	40.463 /	2.023	:	0.000 /	0.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: CNRL Int.: WI Prod.: P
Extension: APR-01-2000 AMI: ROFR:

PARTNERS	Rental Calculation<	>W.I.
DYNAMIC	5.0000000	5.0000000
MARATHON	77.1875000	77.1875000
ARC	17.4785100	17.4785100
*CNRL	0.0000000	0.0000000
ATHENA	0.3339900	0.3339900
	100.0000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	S/S	SEM		ALL			Crown Royalty

LANDS / RIGHTS / WELLS

TWP 1-RGE 31-W1M 10 (LSD'S 9) P
PNG from SURFACE to BASE of FROBISHER
121/09-10-001-31-W1/00 (OIL)

TYPES	DATES	RENTAL INFO	
S001-M001B			
Lse: PNG	Lease: APR-03-1979	Gross$: 56.65	
Fh/Cr: CR	Effect: APR-01-1980	Net $: 2.83	
	Expiry: APR-01-1985	Date: APR-01	
	Acquir:	Freq: ANNUAL	
	Termin:	Payor: CNRL	Catg: NON-OP
	Min.Int.: 0.0000000%	Cr. No: PN 15,816	Acq.:

LESSOR	Rental %	Rental $
SEM	100.0000000	56.65

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	16.185 /	0.809	Expose:	16.185	
: (A)	40.463 /	2.023	:	40.463	
Devel: (H)	16.185 /	0.809	UnDevel:	0.000 /	0.000
: (A)	40.463 /	2.023	:	0.000 /	0.000
Prod: (H)	16.185 /	0.809	NonProd:	0.000 /	0.000
: (A)	40.463 /	2.023	:	0.000 /	0.000

Split: A Status: ACTIVE Operator: CNRL Int.: WI Prod.: P
Extension: PRODUCTIONAPR-01-2000 AMI: ROFR

PARTNERS	Rental Calculation<	>W.I.
DYNAMIC	5.0000000	5.0000000
MARATHON	77.1875000	77.1875000
ARC	17.4785100	17.4785100
CNRL	0.0000000	0.0000000
ATHENA	0.3339900	0.3339900
	100.0000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	S/S	SEM		ALL			Crown Royalty

TWP 1-RGE 31-W1M 10 (LSD 10) P
PNG from SURFACE to BASE of FROBISHER
191/10-10-001-31-W1/00 (OIL)

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DYNAMIC OIL & GAS, INC.

Page 38
User:SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: FLAXCOMBE
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S008-M001				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 28-RGE 27-W3M 36 NP
Lse: PNG	Lease: AUG-10-2004	Gross$: 906.50		Extension: AMI: ROFR:	PNG from SURFACE to TOP of PRECAMBRIAN
Fh/Cr: CR	Effect: AUG-10-2004	Net $: 453.25			
	Expiry: MAR-31-2010	Date: APR-01			
	Acquir: AUG-10-2004	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min.Int.: 100.0000000%	Cr. No: PN54457	Acq.: CROWN SALE		

PARTNERS	Working >Interest<
DYNAMIC	50.0000000
ERA	50.0000000
	100.0000000

LESSOR	Rental %	Rental $
SEM	100.0000000	906.50

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. SASKATCHEWAN CROWN ROYALTY

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	259.000 /	129.500	Expose:	259.000	
: (A)	647.500 /	323.750	:	647.500	
Devel: (H)	0.000 /	0.000	UnDevel:	259.000 /	129.500
: (A)	0.000 /	0.000	:	647.500 /	323.750
Prod: (H)	0.000 /	0.000	NonProd:	259.000 /	129.500
: (A)	0.000 /	0.000	:	647.500 /	323.750

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S008-M007				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP	TWP 29-RGE 26-W3M 18 NP
Lse: PNG	Lease: FEB-10-2004	Gross$: 906.50		Extension: AMI: ROFR:	PNG from BELOW of BAKKEN to BASE of BIRDBEAR
Fh/Cr: CR	Effect: FEB-10-2004	Net $: 679.87			
	Expiry: MAR-31-2009	Date: APR-01			
	Acquir: JUL-02-2004	Freq: ANNUAL			
	Termin:	Payor: DYNAMIC	Catg:		
	Min.Int.: 100.0000000%	Cr. No: PN53515	Acq.: FD		

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

LESSOR	Rental %	Rental $
SEM	100.0000000	906.50

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV. Saskatchewan Crown Royalty on Petroleum Substances per Regulations.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	256.000 /	192.000	Expose:	518.000	
: (A)	640.000 /	480.000	:	1,295.000	
Devel: (H)	0.000 /	0.000	UnDevel:	256.000 /	192.000
: (A)	0.000 /	0.000	:	640.000 /	480.000
Prod: (H)	0.000 /	0.000	NonProd:	256.000 /	192.000
: (A)	0.000 /	0.000	:	640.000 /	480.000

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	256.000 /	192.000	Expose:	259.000	
: (A)	640.000 /	480.000	:	647.500	
Devel: (H)	0.000 /	0.000	UnDevel:	256.000 /	192.000
: (A)	0.000 /	0.000	:	640.000 /	480.000
Prod: (H)	0.000 /	0.000	NonProd:	256.000 /	192.000
: (A)	0.000 /	0.000	:	640.000 /	480.000

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

TWP 29-RGE 26-W3M 18 NP
PNG from BASE of BIRDBEAR to BASEMENT

PARTNERS	Working >Interest<
DYNAMIC	37.5000000
ERA	62.5000000
STORM	0.0000000
	100.0000000

Geoscout 1.50a In-House Software Limited

JUN-15-2005
14:39:30

DYNAMIC OIL & GAS, INC.

Page 40
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: RAPDAN
All Active - Active Splits

TYPES	DATES	RENTAL INFO	
S005-M001			
Lse: **PNG**	Lease: **JUN-27-1979**	Gross$: **226.63**	
Rt/Cr: **CR**	Effect: **JUN-27-1979**	Net $: **19.83**	
	Expiry: **APR-01-1985**	Date: **APR-01**	
	Acquir: **NOV-01-1985**	Freq: **ANNUAL**	
	Termin:	Payor: **TALISMAN**	Cat: **NON-OP**
	Min Int.: **100.0000000%**	Cr. No: **PN-16,025**	Acq.:

LESSOR	Rental %	Rental $
SEM	100.0000000	226.63

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	64.000 /	5.600	Expose:	64.000	
: (A)	160.000 /	14.000	:	160.000	
Devel: (H)	64.000 /	5.600	UnDevel:	0.000 /	0.000
: (A)	160.000 /	14.000	:	0.000 /	0.000
Prod: (H)	64.000 /	5.600	NonProd:	0.000 /	0.000
: (A)	160.000 /	14.000	:	0.000 /	0.000

WORKING INTERESTS

Split: **A** Status: **ACTIVE** Operator: **TALISMAN** Int.: **WI** Prod.: **P**
Extension: **SEC. 43.1** AMI: **N** ROFR: **Y**

LANDS / RIGHTS / WELLS

TWP 4-RGE 20-W3M SW 29 P
PNG from SURFACE to BASE of SHAUNAVON
101/05-29-004-20-W3/00 (OIL)

PARTNERS	Working >Interest<
DYNAMIC	8.7500000
* TALISMAN	81.2500000
WASCANA	10.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM		ALL			SLIDING SCALE

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	64.000 /	5.600	Expose:	64.000	
: (A)	160.000 /	14.000	:	160.000	
Devel: (H)	64.000 /	5.600	UnDevel:	0.000 /	0.000
: (A)	160.000 /	14.000	:	0.000 /	0.000
Prod: (H)	64.000 /	5.600	NonProd:	0.000 /	0.000
: (A)	160.000 /	14.000	:	0.000 /	0.000

Split: **A** Status: **ACTIVE** Operator: **TALISMAN** Int.: **WI** Prod.: **P**
Extension: **HPB** AMI: ROFR:

TWP 4-RGE 20-W3M SW 29 P
PNG from SURFACE to BASE of SHAUNAVON
101/05-29-004-20-W3/00 (OIL)

PARTNERS	Working >Interest<
DYNAMIC	8.7500000
* TALISMAN	81.2500000
WASCANA	10.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
CR	S/S	SEM		ALL			SLIDING SCALE

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

ACREAGES(Gross/Net):	TOTAL AREA		DEVELOPED		UNDEVELOPED		PRODUCING		NON-PRODUCING	
(H)	64.000 /	5.600	64.000 /	5.600	0.000 /	0.000	64.000 /	5.600	0.000 /	0.000
(A)	160.000 /	14.000	160.000 /	14.000	0.000 /	0.000	160.000 /	14.000	0.000 /	0.000

JUN-15-2005
14:39:22

DYNAMIC OIL & GAS, INC.

Page 43
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: SANDGREN
All Active - Active Splits

TYPES	DATES	RENTAL INFO
S007-M001		
Lse: FR	Lease: DEC-02-2003	Gross$: 1.00
Fh/Cr: FH	Effect: DEC-02-2003	Net $: 1.00
	Expiry: JAN-01-2005	Date: JAN01
	Acquir: JUL-02-2004	Freq: ANNUAL
	Termin:	Payor: DYNAMIC Catg:
	Min Int: 100.0000000%	Cr. No: DEVON CANADAcq.: FO

LESSOR	Rental %	Rental $
DEVON	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	256.000 /	256.000	Expose:	256.000	
: (A)	640.000 /	640.000	:	640.000	
Devel: (H)	256.000 /	256.000	UnDevel:	0.000 /	0.000
: (A)	640.000 /	640.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	256.000 /	256.000
: (A)	0.000 /	0.000	:	640.000 /	640.000

WORKING INTERESTS

Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: HBP AMI: ROFR:

LANDS / RIGHTS / WELLS

TWP 28-RGE 22-W3M 15 NP
PNG from TOP of VIKING to BASE of VIKING
121/09-15-028-22-W3/00 (AB3)

PARTNERS	Working >Interest BPO<	Working Interest APO	WI% Prior to Storm Acq BPO
DYNAMIC	100.0000000	75.0000000	100.0000000
ERA	0.0000000	25.0000000	0.0000000
STORM	0.0000000	0.0000000	0.0000000
	100.0000000	100.0000000	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.
ORR		DYNAMIC	62.5000000	DYNAMIC	100.0000000		S/S: 1/1.0000 (23.8365 - 5.0000%) OIL; 15.0000% GAS (MIN: 15); ON 100.0000% PRODUCTION; CONV AT Payout TO 75.0000000%. Farmor ORR paid by Dynamic to Era (62.5%) & now Dynamic (37.5%). Farmor can convert at payout to a 40% WI
		ERA	37.5000000	DYNAMIC	100.0000000		

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	256.000 /	256.000	Expose:	256.000	
: (A)	640.000 /	640.000	:	640.000	
Devel: (H)	256.000 /	256.000	UnDevel:	0.000 /	0.000
: (A)	640.000 /	640.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	256.000 /	256.000
: (A)	0.000 /	0.000	:	640.000 /	640.000

Split: B Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: NP
Extension: AMI: ROFR:

TWP 28-RGE 22-W3M 15 NP
PNG from SURFACE to BASE of VIKING excluding PNG from TOP of VIKING to BASE of VIKING

PARTNERS	Working >Interest<
DYNAMIC	75.0000000
ERA	25.0000000
STORM	0.0000000
	100.0000000

ROYALTY	All-Prod%	Paid-To	Paid-To-%	Paid-By	Paid-By-%	TIK	Royalty Description
LSR	18.0000	DEVON	100.0000000	ALL	100.0000000		ON 100.0000% PRODUCTION; NONCONV.

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.000	
: (A)	0.000 /	0.000	:	0.000	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

JAN-15-2005
14:39:22

DYNAMIC OIL & GAS, INC.

Page 45
User: SARAH

PROPERTY REPORT - (sorted by Geographic)
Prov.: SK Area: SANDGREN
All Active - Active Splits

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S007-S004				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P	TWP 28-RGE 22-W3M SE 15 (LSD 1 & 8)
Lse: EAS	Lease: JAN-13-2005	Gross$: 0.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: JAN-13-2005	Net $: 0.00			121/09-15-028-22-W3/00 (ABG)
	Expiry:	Date: JAN-13			
	Acquir: JAN-13-2005	Freq: N/A			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min Int.: 100.0000000%	Cr. No: KRAHN,W	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
KRAHN,W	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	1.130	
: (A)	0.000 /	0.000	:	2.825	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

TYPES	DATES	RENTAL INFO		WORKING INTERESTS	LANDS / RIGHTS / WELLS
S007-S005				Split: A Status: ACTIVE Operator: DYNAMIC Int.: WI Prod.: P	TWP 28-RGE 22-W3M NE 15 (LSD 9)
Lse: EAS	Lease: JAN-13-2005	Gross$: 0.00		Extension: AMI: ROFR:	SR
Fh/Cr: FH	Effect: JAN-13-2005	Net $: 0.00			121/09-15-028-22-W3/00 (ABG)
	Expiry:	Date: JAN-13			
	Acquir: JAN-13-2005	Freq: N/A			
	Termin:	Payor: DYNAMIC	Catg: OPERATED		
	Min Int.: 100.0000000%	Cr. No: C&H BUSINESS	Acq.: FO		

PARTNERS	WORKING >INTEREST<
DYNAMIC	75.0000000
ERA	25.0000000
	100.0000000

LESSOR	Rental %	Rental $
C & H BUSINESS SERVICES INC.	100.0000000	0.00

ACREAGES	Gross /	Net		Gross /	Net
Total: (H)	0.000 /	0.000	Expose:	0.050	
: (A)	0.000 /	0.000	:	0.125	
Devel: (H)	0.000 /	0.000	UnDevel:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000
Prod: (H)	0.000 /	0.000	NonProd:	0.000 /	0.000
: (A)	0.000 /	0.000	:	0.000 /	0.000

ACREAGES(Gross/Net):	TOTAL AREA		DEVELOPED		UNDEVELOPED		PRODUCING		NON-PRODUCING	
(H)	1,033.000 /	663.925	272.000 /	265.600	761.000 /	398.325	0.000 /	0.000	1,033.000 /	663.925
(A)	2,582.500 /	1,659.813	680.000 /	664.000	1,902.500 /	995.813	0.000 /	0.000	2,582.500 /	1,659.813

SCHEDULE 1.01(D)

Production Sales Contracts

BC Properties
Contracts and Agreements

B004-E6.01

Chowade BC
ALL DOCUMENTS IN ST. ALBERT A008-E6.05
Master Natural Gas Sales Agreement dated Oct-15-01
Between Nexen Marketing (Purchaer) & Dynamic Oil & Gas, Inc. (Seller)
Production from : St. Albert/ Morinville/ Legal South// Halkirk/ Stanmore

B003-E7.01

Cypress,BC
Transportation Agreement dated May 1, 04.
Between StarPoint and Husky Oil Operations Ltd.. Delivery point a-47-C/94-G-2 to Sikanni Gas Plant.

B003-E7.02

Cypress,BC
Processing Agreement Firm Treatment Service dated April 1, 04
Between Starpoint and West Coast Energy Inc. Duke - Sikanni Point.

B003-E7.03

Cypress,BC
Processing Agreement Interruptible Treatment Service dated April 1, 04
Between Starpoint and West Coast Energy Inc. Duke - Sikanni Point.

B003-E6.01

CYPRESS, BC
ALL DOCUMENTS IN ST. ALBERT A008-E6.05
MASTER NATURAL GAS SALES AGREEMENT dated Oct-15-01
Between Nexen Marketing (Purchaer) & Dynamic Oil & Gas, Inc. (Seller)
Production from : St. Albert/ Morinville/ Legal South// Halkirk/ Stanmore/ Chowade/ Cypress

B003-E2.01

CYPRESS, BC
Saltwater Disposal Agreement dated Sep-1-03
Between: Vintage Petroleum Canada & Dynamic Oil & Gas, Inc.
Disposal Well located at: b-7-F/94-B-15

SCHEDULE 5.02(E)

Outstanding AFE’s

SCHEDULE 5.01(E)

Outstanding AFE's

Field	AFE #	Project Description	Amount ($)
British Columbia			
Chowade	051660	Complete Chowade d-38-E; Isolate Baldonnel, perf Gething	149,368
Cypress	051120	Isolate the Halfway & perf Charlie Lake	70,863
Cypress	051121	Isolate the Halfway & perf Charlie Lake (Supplemental to 051120)	103,890
Cypress	051500	Install Gathering System	355,000
Cypress	051510	Install Gathering System	301,000
Cypress	051621	Install central compressor at a-7-F/94-B-15/00	713,262
Saskatchewan			
Mantario	042340	To perforate the Rex/Glauc with wireline 09-17-27-26W3	67,909
Mantario	051340	Phase 1 - Install pipeline and battery at 06-17-27-26W3	168,750
Mantario	051480	Drill development well at 04-20-27-26W3	104,569
Mantario	051490	Drill development well at 03-20-27-26W3	102,203
Mantario	051580	Completion Mantario 08-17-27-26W3	27,788
Mantario	051590	Completion Mantario 08-19-27-26W3	19,492
Mantario	051600	Equip Mantario 08-17-27-26W3	47,302
Mantario	051610	Equip Mantario 08-19-27-26W3	23,528
Mantario	051640	Drill Development well at 02-20-27-26W3 (cancelled)	99,254
Mantario	051670	Seismic - Mantario purchase extensions to MRE-6,7 and ME-3	22,822
Mantario	051740	Drill & case Mantario East 08-21-027-26W3	15,000
Mantario	051750	Drill & case Mantario East 16-21-27-26W3	15,000
Mantario	Pending	Heater/treater unit @ battery site	1,125,000